                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------

    This annual report to shareholders of the various portfolios that comprise the Dean Witter Select Dimensions Investment Series covers the fiscal year ended December 31, 1995. The twelve investment portfolios described below are offered to participants in the Dean Witter Select Dimensions Plan, tax-deferred variable annuities issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company.

A STRONG YEAR FOR U.S. FINANCIAL MARKETS

    Robust corporate earnings, benign inflation and a steadily advancing bond market combined to propel stocks higher and higher in 1995, as evidenced by the Dow Jones Industrial Average's (DJIA) vault first over 4,000 and then 5,000. The S&P 500 and NASDAQ Indexes also were strong, advancing nearly 38 and 40 percent, respectively, for the year. Despite a brief 100-point detour in mid-December (brought about by anxiety over budget wrangling in Washington, an economy perceived to be weakening and a belief that the Federal Reserve Board would not cut interest rates, which it subsequently did), equities continued to chug along through year-end. Overall, the DJIA was up nearly 37 percent for the year.

    Throughout the past 12 months, interest rates moved sharply downward as economic growth slowed to a more sustainable level and inflationary fears all but disappeared. As a result, the Federal Reserve Board eased monetary policy by twice lowering the federal-funds rate by 25 basis points, first in early July and again in mid-December. Overall, the fixed-income markets in general, and the U.S. Treasury market in particular, reacted favorably. In all, the yield on 30-year U.S. Treasury bonds declined from 7.88 percent on January 1, 1995, to
5.95 percent on December 31, 1995. Similarly, two-year U.S. Treasury note yields declined from 7.70 percent to 5.15 percent during the year.

MIXED RESULTS FOR GLOBAL MARKETS

    Globally, the early months of 1995 were dominated by many of the issues that had influenced world markets in 1994; the weakness of the U.S. dollar, concerns over rising U.S. interest rates and the financial collapse in Mexico and many other emerging markets. However, during the last three quarters of 1995, global influences on Europe's stock markets became much more benign, as currencies stabilized, bonds rallied and the interest-rate cycle in the United States shifted. Economic data coming out of Europe, by contrast, began the year strong but steadily deteriorated as many economies experienced a growth pause that was well entrenched by year-end. The steady rise of the deutschemark took its toll on German exporters as well as industrial conglomerates. Consumers across Europe were apparently unwilling or unable to boost retail sales, while unemployment in most countries stopped its downward path. The result was a number of profit warnings from cyclical and economically sensitive companies toward the end of the year. Certain industries such as pulp, paper, steel and chemicals got caught in the global economic downturn. European technology stocks corrected in line with their U.S. counterparts.

    A number of Asian currencies came under severe pressure in the early weeks of 1995, forcing local authorities to respond with higher interest rates. By May, increasing indications that the U.S. interest rate environment was beginning to improve underpinned a stronger recovery in sentiment across the region, notable exceptions being Japan, Korea and Taiwan, which remained weak.

    The situation began to reverse in July 1995, when the markets were hit by a reallocation of funds out of the "Tiger" markets of Southeast Asia as investors returned to Japan. The Japanese market rose sharply in local currency terms through July, August and September, encouraged by a weaker yen and hopes for a rescue package for the banking sector. However, the weaker yen wiped out all gains in U.S.-dollar terms.

    The Tiger markets were particularly weak through most of the third and fourth quarters, with concerns over economic overheating exacerbated by poor current account data. However, most markets began to recover toward the end of the year, with a 25 basis point cut in short-term U.S. interest rates in December triggering a dramatic resurgence in investor interest in the markets of the Pacific Basin. Strong cash inflows from the United States and, to a lesser degree, Europe helped carry the Tigers higher. Japan ended the year on a positive note, buoyed by a major government stimulus package, a weaker yen and encouraging economic data.

    The Mexican peso devaluation at the end of 1994 dealt a traumatic blow to the emerging markets of Latin America. The result was that these markets underwent a severe test of confidence. The price paid by Mexico was a year of fiscal and monetary austerity, which resulted in slower growth throughout the region. The resounding response across Latin America was to not abandon the long, difficult path toward modernization and development but rather to redouble efforts to regain confidence by moving forward with free market reforms and privatization. These policies were rewarded with strong export growth and investment commitments for the coming years that show significant increases.

    Led by the U.S. market, global bond yields declined substantially during 1995, reflecting a worldwide slowdown in economic growth and declining inflation levels. In Europe, bond markets turned in a mixed performance early in the year, supported on the one hand by the U.S. bond rally but undermined on the other by local political and budget issues, especially in Italy. These markets rallied during the remainder of the year as these issues were addressed in a more decisive fashion. Also aiding this rally was a lowering of interest rates in Germany in response to slowing economic growth and improving inflation prospects.

    In the foreign exchange markets, the U.S. dollar plummeted to new historic lows against the Japanese yen and the German mark during the first four months of the year, mainly due to an ongoing trade dispute between the United States and Japan. During the remainder of the year, however, the U.S. currency regained some of its composure, thanks to aggressive, concerted intervention by the U.S., German and Japanese central banks, a U.S.-Japan agreement on auto parts and the subsequent unveiling of a Japanese deregulatory package combined with two reductions in the Japanese official discount rate. For the twelve-month period, the U.S. dollar depreciated by 7.5 percent against the German mark while appreciating 3.8 percent against the Japanese yen. Overall, the U.S. currency lost 4.4 percent on a trade-weighted basis.

AMERICAN VALUE PORTFOLIO

    The American Value Portfolio produced a total return of 38.95 percent for the twelve-month period ended December 31, 1995 compared to a return of 37.57 for the S&P 500 Index. The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1995 versus a similar investment in the issues that comprise the S&P 500 Index.

    The Portfolio's  industry  selection  focus
continued  to  be  effective  in  1995.  At the
beginning of  the year,  the portfolio  manager
took  a  top-down look  at  the year  ahead and
concluded that while economic growth was likely
to slow (allowing  interest rates to  decline),
the  economy  would  remain  vibrant  enough to
support investment  and  capital  spending  for
most  of the year.  As a result,  for the first
three  quarters  of  1995  the  Portfolio   was
heavily  tilted toward technology,  with a peak
weighting of 40 to 45 percent. Financial stocks
were also a major theme of the Portfolio, given
the  manager's  outlook  for  modest   economic
growth,   benign  inflation  and  low  interest
rates. For most of 1995, financials represented
20 percent of the Portfolio's net assets. Over the course of the fiscal year, the technology and financial sectors provided the strongest returns in the market and thus played a major role in the Portfolio's performance.

    As evidence suggesting that the economy was
further  deteriorating  began  to  mount,   the
Portfolio's   technology  holdings  were  pared
back. By year-end, technology represented less than 10 percent of net assets. Significant holdings in this area at year-end included
Cisco Systems, Inc., Sun Microsystems, Inc. and
Ascend Communications.

    As  the Portfolio's technology exposure was
decreasing, the interest rate sensitive portion
was being increased. Historically, this  sector
has   appreciated  in  the   face  of  sluggish
economic growth and falling interest rates.  At
year-end,   interest  rate  sensitive  holdings
represented approximately  40  percent  of  net
assets.  Of  this  allocation,  12  percent was
invested in long-term  U.S. Treasury notes,  as
these instruments are particularly sensitive to
interest rates but hold no credit risk because they are backed by the U.S. government. Since credit delinquencies tend to rise at this stage of the business cycle, exposure to many consumer leaders was reduced. Equity holdings in this area include Travelers Group Inc., American International Group, Inc. and Federal National Mortgage Association. The Portfolio's commitment to health care, which has little economic sensitivity, was expanded to approximately 20 percent of net assets. Holdings within this sector include Amgen Inc., American Home Products Corp., SmithKline Beecham PLC and United Healthcare Corp.

    At year-end, capital goods represented approximately 8 percent of net assets, with such holdings as Boeing Co., Loral Corp., Case Corp. and Monsanto Co. Consumer products represented approximately 8 percent of net assets with holdings such as Kimberly-Clark Corp. and Procter & Gamble Co. Approximately 3 percent of net assets was invested in steady growth consumer business services companies such as DST Systems, Inc.

    Looking ahead, we expect to continue to focus on economic and industry trends and look for evidence of fundamental strength or weakness. In addition to bottom-up analysis, the examination of outside and internal earnings and valuation screens remains a hallmark of the Portfolio's investment strategy.

BALANCED PORTFOLIO

    The  Balanced  Portfolio  achieved  a total
return of  22.86 percent  for the  twelve-month
period  ended December  31, 1995  compared to a
return of 37.57 percent  for the S&P 500  Index
and  18.47  percent  for  the  Lehman  Brothers
Aggregate Bond Index. Unlike the all-equity S&P
500 Index, the Portfolio is primarily  invested
in large-capitalization equities, U.S.
government  and mortgage-backed  securities and
corporate   bonds.   The   accompanying   chart
illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1995, versus a similar investment in the issues that comprise the S&P 500 Index and Lehman Brothers Aggregate
Bond Index.

    TCW  Funds Management, Inc.  ("TCW") is the
sub-advisor for this Portfolio. On December 31,
1995,  the  Portfolio's   net  assets   totaled
approximately  $16  million, with  58.5 percent
invested  in  equities  and  31.3  percent   in
fixed-income  securities. Among the Portfolio's
key equity holdings  were Cisco Systems,  Inc.,
Circus  Circus  Enterprises,  Inc.,  First Data
Corp.,  Walt   Disney  Co.   and   Columbia/HCA
Healthcare  Corp. Approximately 91.6 percent of
the  Portfolio's  fixed-income  holdings   were
allocated to U.S. government and
mortgage-backed  securities, with the remaining
8.4 percent allocated  to corporate bonds.  The
average    maturity   and   duration   of   the
fixed-income portfolio  (including  cash)  were
6.4 years and 4.0 years, respectively.

CORE EQUITY PORTFOLIO

    The  Core Equity Portfolio produced a total
return of  13.29 percent  for the  twelve-month
period  ended December  31, 1995  compared to a
return of 37.57 percent for the S&P 500  Index.
The  Portfolio's underperformance  of the Index
can be attributed  to the fact  that it  wasn't
until   mid-May  1995  that   it  had  gathered
sufficient  assets  to  begin  the  process  of
constructing a diversified investment
portfolio.   Thus,   the   Portfolio   did  not
participate in the early stages of 1995's stock
market   rally.    The    accompanying    chart
illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1995 versus a similar investment in the issues that comprise the S&P 500 Index.

    TCW  Funds  Management, Inc.  (TCW)  is the
sub-advisor for this Portfolio. Fearful of  the
slowing  economic environment,  TCW rotated the
Portfolio from  the  more  cyclical  technology
stocks into more-stable defensive stocks. Their
investment  approach  is guided  not  by market
psychology, but by the underlying  fundamentals
in  the Portfolio's holdings  and their guiding
investment themes and trends. TCW believes  the
U.S.  clearly leads  the world  in technologies
that are  essential for  enhanced  productivity
and that the privatization of foreign companies
increases   the   demand   for   technology  by
organizations  attempting   to  enhance   their
operational efficiency. In TCW's opinion, the long-term fundamentals appear to be intact with sustained revenue and earnings growth for the Portfolio's technology holdings. As of December
31, 1995, technology holdings accounted for approximately 26 percent of the Portfolio.
Among the Portfolio's key technology holdings are Microsoft Corp., First Data Corp. and
Computer Sciences Corp.

    Consumer  staples accounted  for 16 percent
of the Portfolio, underweighted relative to the
S&P  500's  weighting   of  33  percent.   This
underweighting had a negative impact on the Portfolio when the market rotated into defensive stocks. Basic industries accounted for 16 percent of the Portfolio, led by the Portfolio's heavy weighting in the resurgent airline industry. Among the Portfolio's holdings in this area is Delta Airlines, Inc. This industry, once fraught with bankruptcy, has emerged revitalized by eliminating money-losing routes, enacting fare hikes and effecting higher traffic volumes that together have propelled earnings and stock prices upward. Consumer cyclicals, consisting of automotive manufacturers and suppliers, represented 10 percent of the Portfolio. The weak economic environment has caused these stocks to tread water, but the future lower interest rate scenario should benefit the auto industry and the Portfolio's auto-related holdings including Chrysler Corp.

    Within the credit-sensitive sector, banks and financial services suffered through a trying six months after being leaders during the first half of 1995. Deteriorating credit quality caused concern and led to a correction. Utilities benefited from a market rotation out of technology by receiving renewed popularity, despite their weak underlying fundamentals. Utilities became a market leader in the last six months of the year. In the short-term, its lack of exposure to utilities cost the Portfolio in relative performance, but TCW believes that it is the right investment decision in the long term.

DEVELOPING GROWTH PORTFOLIO

    The Developing Growth Portfolio produced  a
total   return   of  51.26   percent   for  the
twelve-month period  ended  December  31,  1995
compared  to a return of  37.57 percent for the
S&P   500   Index.   The   accompanying   chart
illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1995 versus a similar hypothetical investment in the issues that comprise the S&P 500 Index.

    The    Portfolio's   heavy    exposure   to
technology stocks  was a  major contributor  to
its  performance, as technology  issues led the
market for  much  of  1995.  Within  the  broad
category  of technology, the telecommunications
equipment sector  was quite  strong  throughout
the   year,  while   the  semiconductor  sector
started out strong before  selling off late  in
the  summer.  Among the  Portfolio's technology
holdings at year-end  were Bay Networks,  Inc.,
Tellabs,  Inc.,  Macromedia,  Inc.,  LSI  Logic
Corp. and MEMC Electronic Materials, Inc. Going
forward,  technology  stocks  are  expected  to
continue  to  play  an  important  role  in the
Portfolio,  although   specific  holdings   are
subject to change.

    Also   playing   a   major   role   in  the
Portfolio's performance was its 20 percent weighting in the broad category of health care.
Among the best performers within this broad sector during 1995 were generic drug companies
(Teva Pharmaceuticals), medical device
manufacturers (Boston Scientific) and
biotechnology firms (Cephalon).

    Initial   public   offerings   (IPOs)   are
expected to continue to be an integral part  of
the  Portfolio's  overall  investment strategy.
Although this market can  be very volatile,  as
the  float can be quite thin and the analytical
coverage  sparse,  we  believe  it  to  be   an
excellent source of new ideas.

DIVERSIFIED INCOME PORTFOLIO

    Given    its   small   asset   size,   the
Diversified Income Portfolio was not fully invested during the early part of the fiscal year and thus did not participate in the early stages of the bond market rally. As a result, the Portfolio produced a total return of 6.96 percent for the twelve-month period ended
December  31,  1995  compared to  a  return of
15.33 percent for  the Lehman Brothers  Mutual
Fund  Government/Corporate  Intermediate  Bond
Index (the Index). The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1995 versus a similar hypothetical investment in the issues that comprise the Index.

    U.S.  GOVERNMENT/MORTGAGE   SECTOR.     At
year-end, approximately 69 percent of this portion of the Portfolio was invested in Federal National Mortgage Association (FNMA) mortgage-backed securities, with the balance invested in U.S. Treasury obligations.

    HIGH-YIELD   SECTOR.    At  year-end,  the
high-yield portion was fully invested, with an
emphasis  on   discounted  issues   (primarily
B-rated).   Given   their   significant  yield
advantage over  U.S. Treasury  securities  and
their  relative value, we feel this segment of
the  market  offers  attractive  total  return
potential. Despite the relative attractiveness
of  the market, however, we continue to have a
significant liquidity cushion  on hand (15  to
20  percent  in defensive-type  securities) in
order   to    maintain    maximum    portfolio
flexibility.

    GLOBAL  BOND SECTOR.  The strategy for the
global portion  was  to overweight  the  U.S.,
Australian  and  New Zealand  markets  for the
first   three   quarters   of   1995,   before
increasing  the Portfolio's  allocation to the
European   markets,    especially    in    the
higher-yielding southern European markets such as Spain and Italy later in the year. This portion's foreign currency positions were left partially unhedged in order to take advantage of higher yields and to benefit from the appreciation of the currencies as the U.S. dollar declined.

    At  the end  of December, the  Portfolio's global  portion had approximately
62.0 percent in Europe,  19.0 percent in Canada,  10.0 percent in Australia  and
9.0 percent in New Zealand. Looking ahead, the Portfolio's global managers anticipate continuing accommodative monetary policies in the U.S. and other major developed countries in the context of sluggish global economic growth and declining inflation prospects. This outlook bodes well for global bond investments.

    Looking ahead, as the Portfolio's assets increase and market conditions warrant, we will continue to pursue a diversified investment strategy.

DIVIDEND GROWTH PORTFOLIO

    For the twelve-month period ended  December
31,  1995, the Dividend Growth Portfolio posted
a total return of  40.13 percent compared to  a
return  of 37.57 percent for the S&P 500 Index.
The accompanying chart  illustrates the  growth
of  a $10,000 investment  in the Portfolio from
inception (November 9,  1994) through  December
31,   1995   versus   a   similar  hypothetical
investment in the issues that comprise the Index.

    On  December 31, 1995,  the Portfolio's net
assets exceeded $78.6 million, with
approximately 98  percent  invested  in  common
stocks.  Since its inception, a portfolio of 20
common  stocks   spread  among   20   different
industries has been established. Among the Portfolio's key holdings are Abbott
Laboratories, IBM, May  Department Stores  Co.,
Tenneco Inc. and United Technologies Corp.

    Looking ahead, the Portfolio expects to continue to focus its investment strategy on the more conservative, larger capitalization issues.

EMERGING MARKETS PORTFOLIO

    After two very difficult years for the emerging markets, the Portfolio's sub-advisor,
TCW, feels that investor sentiment and market conditions are such that 1996 may once again reward investors. In particular, they expect liquidity to increase as U.S. interest rates decline and as profits from soaring U.S. stock markets are reinvested abroad. Moreover, they believe that emerging market valuations are at a level that represents good value for the long-term investor.

    The Emerging Markets  Portfolio produced  a
total   return   of  -0.57   percent   for  the
twelve-month period  ended  December  31,  1995
compared  to a  return of -8.4  percent for the
International Finance Corporation's  Investable
Emerging  Markets  Total  Return  Index (IFCI),
which measures the  performance of the  world's
emerging   markets.   The   accompanying  chart
illustrates  the  performance   of  a   $10,000
investment  in  the  Portfolio  from  inception
(November 9,  1994) through  December 31,  1995
versus a similar investment in the issues that comprise the IFCI Index.

    At the end of December, the Portfolio's net
assets were  allocated as  follows: Asia,  34.7
percent;  Latin  America,  32.2  percent; South
Africa, 8.1 percent; Europe, 6.9 percent. The largest country allocations were Malaysia (15.0 percent), Mexico (11.5 percent), Brazil (11.0 percent), South Africa (8.1 percent), Chile
(3.3 percent) and Thailand (5.5 percent).

    Looking  ahead, TCW  believes that emerging
markets as an asset class are set for a  period
of  outperformance. This  optimism is  based on
attractive valuations, global liquidity  shifts
and the fact that several of the major emerging
economies   (Malaysia,  Thailand,   Brazil  and
Mexico) have undergone significant
restructuring. As a result, TCW intends to emphasize those countries that should benefit most from these trends.

GLOBAL EQUITY PORTFOLIO

    The  Global  Equity  Portfolio  produced  a
total   return   of  13.76   percent   for  the
twelve-month period  ended  December  31,  1995
compared  to a return of  18.70 percent for the
Morgan  Stanley  Capital  International  (MSCI)
World  Index. The  Portfolio's underperformance
during the  period  can be  attributed  to  its
above-average  cash  holdings,  which penalized
performance and has led to the adoption of  the
new  management team's  fully-invested approach
to the global  markets. The accompanying  chart
illustrates  the growth of a $10,000 investment
from  inception  (November  9,  1994)   through
December 31, 1995 versus a similar hypothetical investment in the issues that comprise the MSCI
World Index.

    The   Portfolio   allocates   its  regional
weightings depending on  the management  team's
assessment  of  valuations.  At  year-end,  the
Portfolio   was    well    diversified,    with
approximately  35 percent of its assets in U.S.
equities, 26 percent in Japan, 9 percent in the Pacific Rim, 15 percent in Europe and 3 percent in Latin America. These weightings represent overweights in Japan, the Pacific Rim and Latin
America and underweights in Europe and the United States, based on the neutral weightings of the MSCI World Index.

    Going  forward,  we  believe  that non-U.S.
markets will stage a comeback and provide  more
competitive   returns  in  the  coming  months.
Economic turnarounds in Japan and Mexico should
continue  to  benefit   local  markets,   while
valuation  levels for many European and Pacific
Rim equity markets compare quite favorably with those of the U.S.

MONEY MARKET PORTFOLIO

    As of December 31,  1995, the Money  Market
Portfolio   had  assets  of  approximately  $42
million with an  average life of  55 days.  The
Portfolio's net yield for the twelve-month period was 5.92 percent and its annualized yield for December was 5.79 percent.

    At December 31, 1995, approximately 79 percent of the Portfolio consisted of high-quality commercial paper, with 15 percent invested in bankers' acceptances, 5 percent in short-term bank notes and certificates of deposit of major, financially strong commercial banks, and the remaining 1 percent in federal agency obligations.

    At year-end, nearly 87 percent of the Portfolio's assets were due to mature in less than four months. Therefore, the Portfolio is well positioned for stability of value with a high degree of liquidity. We continue to operate the Portfolio in a straight forward, conservative style without "structured notes" or derivatives that could fluctuate excessively when interest rates change.

    Investment yields available to the Portfolio during the first half of 1996 are likely to be lower than those achieved during the second half of 1995. Nonetheless, the Portfolio continues to serve as a very useful investment for liquidity, preservation of capital and a yield which will reflect prevailing money market conditions.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

    After a difficult start  in late 1994,  the
North  American Government Securities Portfolio
produced a total return of 6.40 percent for the
twelve-month period  ended December  31,  1995.
During  the  same period,  the  Lehman Brothers
Short (1-5)  U.S. Government  Index produced  a
total return of 12.66 percent. The accompanying
chart  illustrates  the  growth  of  a  $10,000
investment  in  the  Portfolio  from  inception
(November 9, 1994) through December 31, 1995 versus a similar hypothetical investment in the issues that comprise the Index.

    TCW Funds  Management,  Inc. (TCW)  is  the
sub-advisor  for this  Portfolio. The Portfolio
is  invested  primarily   in  short-term   U.S.
Treasury  securities and short-term U.S. agency
mortgage-backed  securities,  which   benefited
from the substantial U.S. bond market rally.

    During  the fiscal  year, the  situation in
Mexico was not  as favorable as  in the  United
States.  After the surprise  devaluation of the
peso  in  late  1994,  Mexican  interest  rates
soared   and   economic   growth   deteriorated
sharply. The  peso exchange  rate was  volatile
throughout  the  year. By  the  fourth quarter,
monetary  and  fiscal  policy  stabilized   and
growth prospects improved.

    In  Canada, the  key event of  1995 was the
October referendum on Quebec's independence. As
this  vote  approached,  uncertainty  increased
markedly   and  the   Portfolio  withdrew  from
Canada. While the measure did fail by an extremely thin margin, conditions in Canada have not yet warranted renewed investment.

    Looking ahead, TCW expects the U.S. market to continue to do well as economic growth weakens and the Federal Reserve responds with more easing of rates, while Mexico remains stable and continues to provide attractive yields on short-term paper. The Canadian sector will continue to be monitored for possible future investment.

UTILITIES PORTFOLIO

    The lower  interest rate  environment  that
prevailed  during the first  six months of 1995
continued during the second  half of the  year.
Combined    with    the    generally   improved
fundamental  outlook  of  the  various  utility
sectors,  the  Utilities  Portfolio  produced a
total return of 28.05  percent for the  twelve-
month  period ended December  31, 1995 compared
to  a   return  of   37.57  percent   for   the
broad-based  S&P  500  Index.  The accompanying
chart  illustrates  the  growth  of  a  $10,000
investment  in  the  Portfolio  from  inception
(November 9,  1994) through  December 31,  1995
versus a similar hypothetical investment in the issues that comprise the S&P 500 Index.

    While comparatively weak economic
statistics  and  a favorable  inflation outlook
dominated the news over the last quarter of the
year, a  positive stream  of  industry-specific
events   gave   further   support   to  utility
investments. As  1995 was  coming to  a  close,
select  state  regulatory  directives regarding
the transition from a monopoly to a competitive
environment for the  electric utility  industry
provided  reinforcement  to investors  that the
industry  would   be  afforded   a   reasonable
opportunity to maintain financial integrity and
enhance    earnings   and   growth   prospects.
Meanwhile, telecommunications  legislation  has
progressed  to  a point  that  gives reasonable
assurance that  competition will  prevail in  a
relatively  balanced  structure  for  both  the
local  and  long-distance  companies.  A  final
telecommunications   bill,  expected  in  early
1996,  should  be  a  positive  event  for  all
segments    of   worldwide   telecommunications
including  both   service   and   manufacturing
companies.   Not   unlike  the   strong  market
performance of the electric and
telecommunications industries, the natural  gas
sector    provided    very    favorable   price
appreciation, particularly during the latter stages of the year as cold weather and supply and demand favored higher commodity prices.
Beyond the short-term pricing abnormalities of natural gas, our long-term view remains highly favorable.

    At year-end, the Portfolio was 94 percent invested compared with 81 percent at mid-year. Within the equity component, accounting for 99 percent of invested assets, the sector allocation had 41 percent telecommunications, 41 percent electric utilities, and 18 percent natural gas. Foreign securities account for 13 percent of the Portfolio's net assets and remain concentrated in the area of telecommunications.

    Going forward, given the structure of its investment diversification -- including foreign exposure -- we believe the Portfolio is well positioned to meet its overall objectives of relatively low volatility, above-average income and good long-term growth.

VALUE-ADDED MARKET PORTFOLIO

    For the twelve-month period ended  December
31,  1995,  the  Value-Added  Market  Portfolio
produced  a  total  return  of  27.14   percent
compared  to a return of  37.57 percent for the
S&P  500  Index.   The  Portfolio  invests   in
substantially all of the stocks included in the
S&P   500.  Unlike  the   Index,  however,  the
Portfolio equally weights all stock  positions,
thereby  emphasizing the stocks  of smaller- to
medium-capitalization companies which
historically have outperformed
larger-capitalization companies.  Although  the
Portfolio  performed  well  during  the  fiscal
year, it lagged the capitalization-weighted S&P
500 as large-cap stocks and technology  issues,
two  areas  in  which the  Portfolio  is under-
represented, led the overall stock market.  The
accompanying  chart illustrates the growth of a
$10,000  investment  in   the  Portfolio   from
inception  (November 9,  1994) through December
31,  1995   versus   a   similar   hypothetical
investment  in the issues that comprise the S&P
500 Index.

    Looking to  the future,  further easing  by
the  Federal  Reserve should  help  improve the
economy and  thus  sustain  corporate  earnings
growth.   In  addition,  lower  interest  rates
should reduce the cost of borrowing, thus benefiting smaller companies and the equity markets in general.

LOOKING AHEAD

    Of  course,  the  stock  market  cannot  be
expected  to  rise unabated  forever. Following
further advancement in 1996  leading up to  the
presidential  election,  it  is  reasonable  to
expect  some   turbulence.  A   post   election
surprise  could be a resurgence of inflationary
pressure that  would inspire  another round  of
Federal  Reserve Board tightenings in 1997. The
prospect  of  short-term   pain,  however,   is
probably a year or so off. And, as we learned from 1994, such a correction -- if it were to occur -- could actually be a buying opportunity for stocks.

    We expect the economy to experience a protracted economic slowdown extending into the latter part of 1996. Falling interest rates, expanding price/earnings ratios and modest earnings growth on the order of 5 percent should continue to drive the broader markets higher. However, we expect the market to narrow, as fewer companies will be able to sustain their recent growth rates. At some point later in the year we expect the market to begin to look out over the earnings valley as further Federal Reserve Board rate cuts enable investors to extend their investment horizons.

    Looking overseas, the prospects for the European equity markets are positive, although the earnings outlook for early 1996 is somewhat clouded by the current growth pause in the economies. Most European governments are set to lower interest rates substantially in an effort to restimulate their economies. Asian-Pacific prospects also appear positive, as we expect regional gross domestic product growth to remain near 7 percent on average, fueled by strong domestic consumption, infrastructure spending and trade, especially on an intraregional basis. Against this backdrop, corporate earnings growth should average between 16 and 17 percent. While higher interest rates resulted in downward revisions to earnings in 1995, this trend may stabilize in 1996, with upward revisions possible later in the year, given a more benign interest-rate environment.

    We appreciate your support of Dean Witter Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

                                          Very truly yours,

                                                [SIGNATURE]
                                          Charles A. Fiumefreddo

                                          CHAIRMAN OF THE BOARD

                                    *  *  *

    The net asset values (the "NAVs") presented in the financial statements of Dean Witter Select Dimensions Investment Series (the "Fund") reflect the net asset values of each of the respective Portfolios. The Fund is the underlying investment for various variable annuity contracts and as such, the NAVs of each Portfolio are not indicative of the unit values of the insurance company separate accounts.

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                       ANNUALIZED
 PRINCIPAL                                                               YIELD
AMOUNT (IN                                                             ON DATE OF       MATURITY
THOUSANDS)                                                              PURCHASE          DATE            VALUE
-----------                                                          --------------  ---------------  -------------
             COMMERCIAL PAPER (79.0%)
             AUTOMOTIVE - FINANCE (6.9%)
 $     950   Ford Motor Credit Co..................................    5.78-5.79%    01/10/96-02/09/96 $     945,983
     1,950   General Motors Acceptance Corp........................    5.70-5.81     01/19/96-03/12/96     1,936,270
                                                                                                      -------------
                                                                                                          2,882,253
                                                                                                      -------------
             BANK HOLDING COMPANIES (6.8%)
     1,600   Chemical Banking Corp.................................    5.69-5.77     03/07/96-03/28/96     1,580,740
       800   NationsBank Corp......................................    5.78-5.79     01/18/96-02/07/96       796,350
       500   Norwest Corp..........................................       5.80          02/22/96            495,747
                                                                                                      -------------
                                                                                                          2,872,837
                                                                                                      -------------
             BANKS - COMMERCIAL (15.2%)
     1,500   Abbey National North America Corp.....................    5.77-5.80     01/12/96-02/01/96     1,495,335
       500   Canadian Imperial Holdings Inc........................       5.81          01/08/96            499,285
     1,000   Internationale Nederlanden (U.S.) Funding Corp........       5.43          06/21/96            974,431
     2,039   National Australia Funding (DE) Inc...................    5.53-6.11     01/04/96-06/14/96     2,019,982
     1,415   Societe Generale N.A., Inc............................    5.73-5.80     02/20/96-03/08/96     1,402,131
                                                                                                      -------------
                                                                                                          6,391,164
                                                                                                      -------------
             BROKERAGE (8.0%)
     2,000   Goldman Sachs Group L.P...............................    5.70-6.11     01/03/96-03/14/96     1,986,998
     1,400   Morgan Stanley Group Inc..............................    5.80-5.81     01/09/96-01/11/96     1,397,614
                                                                                                      -------------
                                                                                                          3,384,612
                                                                                                      -------------
             DRUGS (1.1%)
       500   Lilly (Eli) & Co......................................       5.75          01/12/96            498,989
                                                                                                      -------------
             FINANCE - COMMERCIAL (2.6%)
     1,095   CIT Group Holdings, Inc...............................       5.62          04/10/96          1,077,874
                                                                                                      -------------
             FINANCE - CONSUMER (14.2%)
     2,050   American Express Credit Corp..........................    5.44-5.79     01/25/96-06/21/96     2,014,468
     1,110   Beneficial Corp.......................................       5.80          01/17/96          1,106,803
     1,500   Household Finance Corp................................       5.78          01/04/96          1,498,802
     1,350   Norwest Financial, Inc................................    5.72-5.79     02/05/96-02/21/96     1,341,010
                                                                                                      -------------
                                                                                                          5,961,083
                                                                                                      -------------
             FINANCE - CORPORATE (1.7%)
       700   Ciesco, L.P...........................................       5.79          01/05/96            699,332
                                                                                                      -------------
             FINANCE - DIVERSIFIED (4.7%)
       750   Associates Corp. of North America.....................       5.76          02/13/96            744,675
     1,250   General Electric Capital Corp.........................    5.52-5.75     02/02/96-05/15/96     1,231,934
                                                                                                      -------------
                                                                                                          1,976,609
                                                                                                      -------------
             INDUSTRIALS (4.8%)
     2,014   Raytheon Co...........................................    5.76-5.81     01/04/96-01/05/96     2,012,307
                                                                                                      -------------


MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

                                                                       ANNUALIZED
 PRINCIPAL                                                               YIELD
AMOUNT (IN                                                             ON DATE OF       MATURITY
THOUSANDS)                                                              PURCHASE          DATE            VALUE
-----------                                                          --------------  ---------------  -------------
             OFFICE EQUIPMENT (2.6%)
 $     615   IBM Credit Corp.......................................      5.81%          01/26/96      $     612,339
       500   Xerox Credit Corp.....................................       5.81          01/26/96            497,855
                                                                                                      -------------
                                                                                                          1,110,194
                                                                                                      -------------
             RETAIL (4.2%)
     1,775   Sears Roebuck Acceptance Corp.........................    5.73-5.81     02/06/96-03/07/96     1,760,238
                                                                                                      -------------
             TELEPHONES (3.8%)
     1,600   AT&T Corp.............................................       5.78       01/16/96-01/29/96     1,594,453
                                                                                                      -------------
             UTILITIES - FINANCE (2.4%)
     1,025   National Rural Utilities Cooperative Finance Corp.....       5.71          03/06/96          1,014,279
                                                                                                      -------------
             TOTAL COMMERCIAL PAPER (AMORTIZED COST $33,236,224)....................................     33,236,224
                                                                                                      -------------
             BANKERS' ACCEPTANCES (14.9%)
       700   First Bank National Assoc.............................       5.83          02/26/96            693,583
       492   First Union National Bank.............................       5.84          01/23/96            489,758
     1,000   First Union National Bank of Florida..................       5.64          05/13/96            979,412
     2,000   Mellon Bank, N.A......................................    5.52-5.69     04/12/96-05/16/96     1,963,267
       430   NationsBank of Georgia................................       5.82          01/02/96            429,296
     1,728   PNC Bank, N.A.........................................    5.68-5.82     01/18/96-03/05/96     1,717,023
                                                                                                      -------------
             TOTAL BANKERS' ACCEPTANCES (AMORTIZED COST $6,272,339).................................      6,272,339
                                                                                                      -------------
             SHORT-TERM BANK NOTES (3.5%)
       500   F.C.C. National Bank..................................       5.74          03/11/96            500,000
     1,000   Fleet National Bank...................................       5.75          02/23/96          1,000,000
                                                                                                      -------------
             TOTAL SHORT-TERM BANK NOTES (AMORTIZED COST $1,500,000)................................      1,500,000
                                                                                                      -------------
             CERTIFICATE OF DEPOSIT (1.2%)
       500   Union Bank (Amortized Cost $500,000)..................       5.65          02/28/96            500,000
                                                                                                      -------------
             U.S. GOVERNMENT AGENCY (1.1%)
       480   Federal National Mortgage Assoc. (Amortized Cost
               $473,620)...........................................       5.61          03/26/96            473,620
                                                                                                      -------------
         TOTAL INVESTMENTS (AMORTIZED COST $41,982,183) (A)..........................       99.7%     41,982,183
         CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................        0.3         106,854
                                                                                       ----------  -------------
         NET ASSETS..................................................................      100.0%  $  42,089,037
                                                                                       ----------  -------------
                                                                                       ----------  -------------

----------------

 (A)   COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

  PRINCIPAL
 AMOUNT (IN                                                                           COUPON      MATURITY
 THOUSANDS)                                                                            RATE         DATE        VALUE
-------------                                                                     --------------  ---------  -----------
               U.S. GOVERNMENT & AGENCIES OBLIGATIONS (42.5%)
  $      65    Federal Farm Credit Bank.........................................        5.08%      01/15/96  $    65,010
         35    Federal Home Loan Banks..........................................        6.78       04/04/97       35,591
         40    Federal Home Loan Mortgage Corp..................................        7.69       12/16/96       40,877
         75    Federal National Mortgage Association............................        7.60       01/10/97       76,676
        210    U.S. Treasury Note...............................................        5.50       11/15/98      211,542
        115    U.S. Treasury Note...............................................        6.125      05/15/98      117,282
                                                                                                             -----------
               TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS (IDENTIFIED COST $544,055).....................      546,978
                                                                                                             -----------
               MORTGAGE-BACKED SECURITIES (38.3%)
        100    Federal Home Loan Mortgage Corp. PC Gold.........................        5.50       11/01/00       99,189
         96    Federal Home Loan Mortgage Corp. PC Gold.........................        6.00       11/01/99       95,983
         95    Federal Home Loan Mortgage Corp. PC Gold.........................        7.00       08/01/00       95,745
        100    Federal National Mortgage Association............................        7.00       10/01/02      101,730
         99    Government National Mortgage Association.........................        6.00       08/20/25      100,487
                                                                                                             -----------
               TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $488,977).................................      493,134
                                                                                                             -----------

                                                                                    ANNUALIZED
                                                                                      YIELD
                                                                                    ON DATE OF
                                                                                     PURCHASE
                                                                                  --------------
               SHORT-TERM INVESTMENTS (A) (15.5%)
               MEXICAN GOVERNMENT OBLIGATION (7.7%)
        100    Tesobonos........................................................        8.37%      01/18/96       99,564
                                                                                                             -----------
               U.S. GOVERNMENT AGENCY (7.8%)
        100    Federal Home Loan Banks..........................................        5.50       01/08/96       99,893
                                                                                                             -----------
               TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $199,475)......................................      199,457
                                                                                                             -----------
TOTAL INVESTMENTS (IDENTIFIED COST $1,232,507) (B)............................       96.3%    1,239,569
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES................................        3.7        48,111
                                                                                ----------  -----------
NET ASSETS....................................................................      100.0%  $ 1,287,680
                                                                                ----------  -----------
                                                                                ----------  -----------

----------------
(A) SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT (IN                                                                        COUPON     MATURITY
THOUSANDS)                                                                         RATE        DATE        VALUE
----------                                                                      ----------  ----------  -----------
            GOVERNMENT & CORPORATE BONDS (93.6%)
            AUSTRALIA (3.3%)
            GOVERNMENT OBLIGATION
Au$    400  Queensland Treasury Corp..........................................        8.00%  05/14/97   $   299,830
                                                                                                        -----------
            CANADA (6.3%)
            GOVERNMENT OBLIGATION
Ca$    740  Canada Treasury Bond..............................................        8.00   11/01/98       568,555
                                                                                                        -----------
            DENMARK (3.2%)
            GOVERNMENT OBLIGATION
DKr  1,450  Denmark Treasury Note.............................................        9.00   11/15/98       283,955
                                                                                                        -----------
            ITALY (5.3%)
            GOVERNMENT OBLIGATION
ITL 750,000 Italy Treasury Bond (b)...........................................       10.50   04/15/98       475,985
                                                                                                        -----------
            NEW ZEALAND (3.0%)
            GOVERNMENT OBLIGATION
NZ$    415  New Zealand Treasury Bond (b).....................................        8.00   07/15/98       272,023
                                                                                                        -----------
            SPAIN (5.4%)
            GOVERNMENT OBLIGATIONS
ESP 14,000  Spain Treasury Bond (b)...........................................       11.45   08/30/98       120,960
    43,000  Spain Treasury Bond...............................................        9.90   10/31/98       359,783
                                                                                                        -----------
            TOTAL SPAIN...............................................................................      480,743
                                                                                                        -----------
            SWEDEN (4.8%)
            GOVERNMENT OBLIGATION
SEK  2,800  Sweden Treasury Bond..............................................       10.75   01/23/97       431,973
                                                                                                        -----------
            UNITED STATES (62.3%)
            AEROSPACE (1.1%)
$      100  Sabreliner Corp. (Series B).......................................       12.50   04/15/03        94,750
                                                                                                        -----------
            AIRLINES (1.0%)
       100  GPA Delaware, Inc.................................................        8.75   12/15/98        93,750
                                                                                                        -----------
            AUTOMOTIVE (0.8%)
       100  Envirotest Systems, Inc...........................................       9.625   04/01/03        73,000
                                                                                                        -----------
            CABLE & TELECOMMUNICATIONS (4.9%)
       100  Adelphia Communications Corp. (Series B)..........................        9.50+  02/15/04        82,500
       100  AT&T Capital Corp.................................................       15.00   05/05/97       111,915
       100  Echostar Communications...........................................      12.875++  06/01/04       68,000
       200  In-Flight Phone Corp. (Series B)..................................       14.00++  05/15/02       73,500
       100  Paxson Communications - 144A*.....................................      11.625   10/01/02       102,500
                                                                                                        -----------
                                                                                                            438,415
                                                                                                        -----------
            COMPUTER EQUIPMENT (2.0%)
       100  Unisys Corp.......................................................       13.50   07/01/97        96,000
       100  Integrated Device Technology (Conv.)..............................        5.50   06/01/02        81,560
                                                                                                        -----------
                                                                                                            177,560
                                                                                                        -----------
            CONTAINERS (0.6%)
       100  Ivex Holdings Corp. (Series B)....................................       13.25++  03/15/05       56,500
                                                                                                        -----------
            ELECTRICAL & ALARM SYSTEMS (0.9%)
       100  Mosler, Inc.......................................................       11.00   04/15/03        78,750
                                                                                                        -----------

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT (IN                                                                        COUPON     MATURITY
THOUSANDS)                                                                         RATE        DATE        VALUE
----------                                                                      ----------  ----------  -----------
            ENTERTAINMENT/GAMING & LODGING (3.2%)
$      100  Fitzgeralds Gaming Corp. (Units)++................................       13.00%  12/31/02   $    93,500
       100  Motels of America, Inc. (Series B)................................       12.00   04/15/04        99,125
       100  Trump Taj Mahal (Series A)........................................       11.35+  11/15/99        96,250
                                                                                                        -----------
                                                                                                            288,875
                                                                                                        -----------
            FOODS & BEVERAGES (3.1%)
       100  Envirodyne Industries, Inc........................................       10.25   12/01/01        76,000
       100  SC International Services, Inc....................................       13.00   10/01/05       105,500
       200  Specialty Foods Acquisition Corp. (Series B)......................       13.00++  08/15/05       98,000
                                                                                                        -----------
                                                                                                            279,500
                                                                                                        -----------
            MANUFACTURING (3.4%)
       100  Alpine Group, Inc. - 144A*........................................       12.25   07/15/03        98,000
       100  Berry Plastics Corp...............................................       12.25   04/15/04       107,000
       100  Uniroyal Technology Corp..........................................       11.75   06/01/03        96,000
                                                                                                        -----------
                                                                                                            301,000
                                                                                                        -----------
            MANUFACTURING - DIVERSIFIED (2.4%)
       100  Interlake Corp....................................................      12.125   03/01/02        95,500
       200  Jordan Industries, Inc............................................       11.75++  08/01/05      120,000
                                                                                                        -----------
                                                                                                            215,500
                                                                                                        -----------
            OIL & GAS (1.0%)
       100  Empire Gas Corp...................................................        7.00   07/15/04        88,500
                                                                                                        -----------
            PUBLISHING (2.2%)
       200  Affiliated Newspapers Investments, Inc............................       13.25++  07/01/06      125,500
       100  United States Banknote Corp.......................................      10.375   06/01/02        74,000
                                                                                                        -----------
                                                                                                            199,500
                                                                                                        -----------
            RESTAURANTS (1.9%)
       100  Carrols Corp......................................................       11.50   08/15/03       101,250
       100  Flagstar Corp.....................................................       11.25   11/01/04        71,000
                                                                                                        -----------
                                                                                                            172,250
                                                                                                        -----------
            RETAIL (1.0%)
       100  Thrifty Payless, Inc. - 144A*.....................................      11.625+  04/15/06        90,000
                                                                                                        -----------
            TEXTILES - APPAREL MANUFACTURERS (0.4%)
        50  U.S. Leather, Inc.................................................       10.25   07/31/03        37,000
                                                                                                        -----------
            U.S. GOVERNMENT & AGENCIES OBLIGATIONS (32.4%)
            Federal National Mortgage Assoc.
     1,000  ..................................................................        7.00      **        1,006,875
       980  ..................................................................        7.00  07/01/25-
                                                                                             11/01/25       986,720
                                                                                                        -----------
                                                                                                          1,993,595
                                                                                                        -----------
       500  U.S. Treasury Note Principal Strip................................        0.00   02/15/00       401,871
                                                                                                        -----------
       500  U.S. Treasury Note................................................        5.75   10/31/00       507,500
                                                                                                        -----------
                                                                                                          2,902,966
                                                                                                        -----------
            TOTAL UNITED STATES.......................................................................    5,587,816
                                                                                                        -----------
            TOTAL GOVERNMENT & CORPORATE BONDS (IDENTIFIED COST $8,346,334)...........................    8,400,880
                                                                                                        -----------

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

NUMBER OF                                                                               EXPIRATION
 WARRANTS                                                                                  DATE        VALUE
----------                                                                              ----------  -----------
            WARRANTS (A) (0.0%)
            CABLE & TELECOMMUNICATIONS (0.0%)
       200  In-Flight Phone Corp. - 144A*.............................................   05/15/02   $     2,000
                                                                                                    -----------
            ENTERTAINMENT/GAMING & LODGING (0.0%)
       100  Fitzgeralds Gaming Corp. - 144A*..........................................   03/15/99         1,000
                                                                                                    -----------
            TOTAL WARRANTS (IDENTIFIED COST $12,198)..............................................        3,000
                                                                                                    -----------

PRINCIPAL
AMOUNT (IN                                                                         COUPON     MATURITY
THOUSANDS)                                                                          RATE        DATE
----------                                                                       ----------  ----------
            SHORT-TERM INVESTMENTS (21.0%)
            GERMANY (2.0%)
            TIME DEPOSIT (c)
            BANKING
  DEM  251  Chase Manhattan Bank...............................................        3.00%  01/03/96       174,862
                                                                                                         -----------
            UNITED STATES (D) (19.0%)
            U.S. GOVERNMENT AGENCY
$    1,700  Federal Home Loan Mortgage Corp....................................        5.75   01/02/96     1,699,728
                                                                                                         -----------
            TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $1,879,258)..................................    1,874,590
                                                                                                         -----------

TOTAL INVESTMENTS (IDENTIFIED COST $10,237,790) (E)........................      114.6%     10,278,470

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................      (14.6)     (1,306,477)
                                                                             ----------  -------------
NET ASSETS.................................................................      100.0%  $   8,971,993
                                                                             ----------  -------------
                                                                             ----------  -------------

----------------
 *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; GENERALLY BONDS WITH ATTACHED STOCKS/WARRANTS.
 +   PAYMENT-IN-KIND SECURITY.
++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
(A)  NON-INCOME PRODUCING SECURITIES.
(B) SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS.
(C)  SUBJECT TO WITHDRAWAL RESTRICTIONS UNTIL MATURITY.
(D) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(E) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1995:

                         IN
CONTRACTS             EXCHANGE           DELIVERY           UNREALIZED
TO RECEIVE              FOR                DATE            DEPRECIATION
----------           ----------          --------          ------------
AUD   204,238        $  152,055          01/03/96             ($408)
NZ$   229,509        $  150,076          01/03/96             (207)
DKK 1,641,000        $  295,043          01/05/96             (164)
$      113,336       DEM 167,500         09/11/96           (2,765)
                                                           ------------
                                 Total unrealized
                     depreciation ...............           (3,$544)
                                                           ------------
                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             COMMON STOCKS (58.5%)
             AEROSPACE (1.6%)
     3,400   Boeing Co....................  $     266,475
                                            -------------
             AIR TRANSPORT (1.0%)
     2,200   AMR Corp.*...................        163,350
                                            -------------
             AUTO PARTS - ORIGINAL EQUIPMENT (0.7%)
     3,700   Lear Seating Corp.*..........        107,300
                                            -------------
             AUTOMOTIVE (2.8%)
     4,700   Chrysler Corp................        260,262
     6,800   Ford Motor Co................        197,200
                                            -------------
                                                  457,462
                                            -------------
             BANKS - INTERNATIONAL (1.3%)
     3,100   Citicorp.....................        208,475
                                            -------------
             BANKS - REGIONAL (1.6%)
     6,600   Fleet Financial Group,
               Inc........................        268,950
                                            -------------
             BIOTECHNOLOGY (1.9%)
     7,439   Guidant Corp.................        314,298
                                            -------------
             BROKERAGE (1.1%)
     3,500   Merrill Lynch & Co., Inc.....        178,500
                                            -------------
             BUSINESS SYSTEMS (1.5%)
     4,700   General Motors Corp. (Class
               E).........................        244,400
                                            -------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (1.1%)
     2,500   Cisco Systems, Inc.*.........        186,562
                                            -------------
             COMMUNICATIONS - EQUIPMENT/MANUFACTURERS
               (1.2%)
     4,500   Northern Telecom Ltd.
               (Canada)...................        193,500
                                            -------------
             COMPUTER SERVICES (1.8%)
     4,500   First Data Corp..............        300,938
                                            -------------
             COMPUTER SOFTWARE (1.5%)
     2,700   Microsoft Corp.*.............        236,925
                                            -------------
             COMPUTERS - SYSTEMS (0.6%)
     2,200   Tandy Corp...................         91,300
                                            -------------
             CRUDE PRODUCTS (0.4%)
     3,200   Occidental Petroleum Corp....         68,400
                                            -------------
             ELECTRIC - MAJOR (1.2%)
     2,700   General Electric Co..........        194,400
                                            -------------
             ELECTRONICS - DEFENSE (1.6%)
     3,200   Hewlett-Packard Co...........        268,000
                                            -------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS
               (5.3%)
     3,500   Intel Corp...................        198,625
     3,600   Motorola, Inc................        205,200
     8,800   National Semiconductor
               Corp.*.....................        195,800
     5,200   Texas Instruments Inc........        269,100
                                            -------------
                                                  868,725
                                            -------------
             ENTERTAINMENT (3.5%)
     9,700   Circus Circus Enterprises,
               Inc.*......................        270,387
     5,000   Walt Disney Co...............        295,000
                                            -------------
                                                  565,387
                                            -------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             HEALTH EQUIPMENT & SERVICES (1.6%)
     5,100   Columbia/HCA Healthcare
               Corp.......................  $     258,825
                                            -------------
             HEALTHCARE - DRUGS (1.4%)
     3,860   Lilly (Eli) & Co.............        217,125
                                            -------------
             HOUSEHOLD APPLIANCES (1.1%)
     6,400   American  Standard Companies,
               Inc.*......................        179,200
                                            -------------
             MACHINERY (0.6%)
     2,200   Case Corp....................        100,650
                                            -------------
             METALS - MISCELLANEOUS (0.7%)
     1,800   Phelps Dodge Corp............        112,050
                                            -------------
             MULTI-LINE INSURANCE (1.4%)
     2,450   American International Group,
               Inc........................        226,625
                                            -------------
             NATURAL RESOURCES (1.9%)
     3,900   Texaco, Inc..................        306,150
                                            -------------
             OFFICE EQUIPMENT & SUPPLIES (1.3%)
     1,500   Xerox Corp...................        205,500
                                            -------------
             OIL WELL - MACHINERY (1.2%)
     2,900   Schlumberger Ltd.
               (Netherlands Antilles).....        200,825
                                            -------------
             PAPER & FOREST PRODUCTS (1.2%)
     4,600   Weyerhaeuser Co..............        198,950
                                            -------------
             PHARMACEUTICALS (3.1%)
    10,400   Ivax Corp....................        296,400
     3,000   Merck & Co., Inc.............        197,250
                                            -------------
                                                  493,650
                                            -------------
             RAILROADS (1.2%)
     2,534   Burlington Northern Santa Fe
               Corp.......................        197,652
                                            -------------
             RESTAURANTS (1.3%)
     4,600   McDonald's Corp..............        207,575
                                            -------------
             RETAIL - FOOD CHAINS (1.2%)
     3,900   Safeway, Inc.*...............        200,850
                                            -------------
             SOAP & HOUSEHOLD PRODUCTS (1.1%)
     2,100   Procter & Gamble Co..........        174,300
                                            -------------
             TELECOMMUNICATION EQUIPMENT (1.2%)
     8,500   General Instrument Corp.*....        198,688
                                            -------------
             TELECOMMUNICATIONS (2.6%)
     3,600   AT&T Corp....................        233,100
     4,500   GTE Corp.....................        198,000
                                            -------------
                                                  431,100
                                            -------------
             TOBACCO (1.4%)
     2,600   Philip Morris Companies,
               Inc........................        235,300
                                            -------------
             TRANSPORTATION - MISCELLANEOUS (1.3%)
     2,800   Delta Airlines, Inc..........        206,850
                                            -------------
             TOTAL COMMON STOCKS
               (IDENTIFIED COST
               $8,913,727)................      9,535,212
                                            -------------

BALANCED
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                      VALUE
-----------                                 -------------
             CORPORATE BONDS (2.6%)
             BANKS (0.5%)
 $      75   Mellon Bank Corp.
               6.50% due 08/01/05.........  $      76,211
                                            -------------
             FINANCIAL (0.6%)
       100   Abbey National PLC
               6.69% due 10/17/05 (United
               Kingdom)...................        103,525
                                            -------------
             GAS TRANSMISSION (0.2%)
        25   ANR Pipeline Co.
               9.625% due 11/01/21........         32,703
                                            -------------
             HEALTHCARE - DRUGS (0.3%)
        45   Lilly (Eli) & Co.
               8.375% due 12/01/06........         53,293
                                            -------------
             INDUSTRIALS (0.7%)
        25   Dayton-Hudson Co.
               7.875% due 06/15/23........         25,119
        15   Mead Corp.
               7.125% due 08/01/25........         15,228
        40   Monsanto Co.
               8.875% due 12/15/09........         49,581
        15   Texas Utilities Electric Co.
               7.875% due 04/01/24........         15,833
                                            -------------
                                                  105,761
                                            -------------
             TELECOMMUNICATIONS (0.3%)
        50   AT&T Corp. 7.75% due
               03/01/07...................         56,374
                                            -------------
             TOTAL CORPORATE BONDS
               (IDENTIFIED COST
               $404,517)..................        427,867
                                            -------------

             MORTGAGE-BACKED SECURITIES (7.6%)
       202   Federal Home Loan Mortgage
               Corp. PC Gold
               6.50% due 07/01/25.........        199,895
       598   Federal Home Loan Mortgage
               Corp. PC Gold
               7.00% due
               12/01/10-12/01/25..........        605,910
       199   Government National Mortgage
               Association
               6.00% due 08/20/25.........        200,836
       227   Government National Mortgage
               Association
               7.50% due 10/15/25.........        233,772
                                            -------------
             TOTAL MORTGAGE-BACKED
               SECURITIES (IDENTIFIED COST
               $1,222,260)................      1,240,413
                                            -------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                      VALUE
-----------                                 -------------
             U.S. GOVERNMENT OBLIGATIONS (21.1%)
 $     175   U.S. Treasury Bond
               8.00% due 11/15/21.........  $     218,887
       395   U.S. Treasury Bond
               7.50% due 11/15/24.........        474,802
       600   U.S. Treasury Note
               5.125% due 04/30/98........        598,688
       195   U.S. Treasury Note
               5.50% due 11/15/98.........        196,432
       175   U.S. Treasury Note
               7.75% due 11/30/99.........        189,656
       235   U.S. Treasury Note
               7.75% due 01/31/00.........        255,269
        95   U.S. Treasury Note
               6.25% due 08/31/00.........         98,310
       370   U.S. Treasury Note
               7.50% due 05/15/02.........        410,411
       225   U.S. Treasury Note
               6.375% due 08/15/02........        236,039
       750   U.S. Treasury Note
               5.875% due 11/15/05........        766,875
                                            -------------
             TOTAL U.S. GOVERNMENT
               OBLIGATIONS (IDENTIFIED
               COST $3,338,130)...........      3,445,369
                                            -------------

             SHORT-TERM INVESTMENTS (11.9%)
             U.S. GOVERNMENT AGENCY (a) (8.6%)
     1,400   Federal Home Loan Banks 5.50%
               due 01/08/96...............      1,398,503
                                            -------------
             REPURCHASE AGREEMENT (3.3%)
       542   The Bank of New York 3.00%
               due 01/02/96 (dated
               12/29/95; proceeds
               $542,680; collateralized by
               $541,124 U.S. Treasury Note
               5.75% due 09/30/97 valued
               at $553,349) (Identified
               Cost $542,499).............        542,499
                                            -------------
             TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST
               $1,941,002)................      1,941,002
                                            -------------
TOTAL INVESTMENTS (IDENTIFIED
  COST
  $15,819,636) (B)............      101.7%     16,589,863
LIABILITIES IN EXCESS OF OTHER
  ASSETS......................       (1.7)       (278,471)
                                ----------  -------------
NET ASSETS....................      100.0%  $  16,311,392
                                ----------  -------------
                                ----------  -------------

----------------
 *   NON-INCOME PRODUCING SECURITY.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                      VALUE
-----------                                  -----------
             CORPORATE BOND (0.6%)
             TELECOMMUNICATIONS
 $     100   Century Telephone Enterprises,
               Inc. 7.20% due 12/01/25
               (Identified Cost $99,779)...  $   103,353
                                             -----------

 NUMBER OF
  SHARES
-----------
             PREFERRED STOCKS (1.4%)
             U.S. GOVERNMENT AGENCY (0.2%)
     1,000   Tennessee Valley Authority
               (Series 95-A) $2.00.........       26,500
                                             -----------
             UTILITIES - ELECTRIC (1.2%)
     1,000   Connecticut Light & Power
               Capital (Series A) $2.325...       27,125
     2,500   Public Service Electric & Gas
               Company $1.9992.............       64,375
     5,000   Virginia Power Capital
               $2.0125.....................      130,000
                                             -----------
                                                 221,500
                                             -----------
             TOTAL PREFERRED STOCKS
               (IDENTIFIED COST
               $238,812)...................      248,000
                                             -----------

             COMMON STOCKS (91.7%)
             NATURAL GAS (16.4%)
     6,000   Anadarko Petroleum Corp.......      324,750
    11,000   Atlanta Gas Light Company.....      217,250
     6,000   Brooklyn Union Gas Co.........      175,500
     4,500   Consolidated Natural Gas
               Co..........................      204,187
     3,800   El Paso Natural Gas Company...      107,825
     5,000   Enron Corp....................      190,625
     6,500   Indiana Energy Inc............      155,187
     7,000   MCN Corp......................      162,750
     3,500   Mitchell Energy & Development
               Corp. (Class B).............       65,625
     5,500   New Jersey Resources Corp.....      165,687
     8,500   NorAm Energy Corp.............       75,438
     5,000   Northwest Natural Gas Co......      162,500
     5,500   Panhandle Eastern Corp........      153,313
     6,500   Questar Corp..................      217,750
     2,000   Seagull Energy Corp.*.........       44,500
     4,500   Sonat, Inc....................      160,313
     4,000   Southwest Gas Corp............       70,500
     6,000   Tenneco Inc...................      297,750
                                             -----------
                                               2,951,450
                                             -----------
             TELECOMMUNICATIONS (38.7%)
     5,500   Airtouch Communications,
               Inc.*.......................      155,375
     5,000   Alcatel Alsthom (ADR)
               (France)....................       87,500
     7,000   Alltel Corp...................      206,500

 NUMBER OF
  SHARES                                        VALUE
-----------                                  -----------
     3,000   Ameritech Corp................  $   177,000
     6,000   Arch Communications Group,
               Inc.*.......................      144,000
     3,500   AT&T Corp.....................      226,625
     7,500   BCE, Inc. (Canada)............      258,750
     2,500   Bell Atlantic Corp............      167,187
     4,500   BellSouth Corp................      195,750
     5,500   Century Telephone Enterprises,
               Inc.........................      174,625
     3,000   Ericsson (L.M.) Telephone Co.
               AB (ADR) (Sweden)...........       58,125
     7,000   Frontier Corp.................      210,000
     4,000   General Instrument Corp.*.....       93,500
     6,500   Grupo Iusacell S.A. de C.V.
               (Series L) (ADR)
               (Mexico)*...................       65,813
     4,500   GTE Corp......................      198,000
     7,000   Liberty Media Group (Class
               A)*.........................      187,250
     6,500   MCI Communications Corp.......      169,813
     4,700   MFS Communication Co.,
               Inc.*.......................      250,275
     6,000   Midcom Communications
               Corp.*......................      103,500
     6,500   News Corp. Ltd. (ADR)
               (Australia).................      138,938
     4,000   Nippon Telegraph & Telephone
               Corp. (ADR) (Japan).........      164,000
     4,000   Northern Telecom Ltd.
               (Canada)....................      172,000
     4,000   NYNEX Corp....................      216,000
     3,000   Pacific Telesis Group.........      100,875
     4,500   Paging Network, Inc.*.........      106,875
     4,500   Philips Electronics NV (ADR)
               (Netherlands)...............      161,437
     5,000   Portugal  Telecom  S.A.  (ADR)
               (Portugal)*.................       95,000
     3,000   SBC Communications, Inc.......      172,500
     7,000   Scientific-Atlanta, Inc.......      105,000
     4,500   Southern New England
               Telecommunications Corp.....      178,875
     6,000   Sprint Corp...................      239,250
     5,500   Tele Danmark AS (ADR)
               (Denmark)...................      151,937
     6,000   Tele-Communications, Inc.*....      119,250
     3,000   Telecom Argentina  S.A.  (ADR)
               (Argentina).................      142,875
     4,000   Telefonica  Espana  S.A. (ADR)
               (Spain).....................      167,500
     3,000   Telefonos de Mexico S.A. de
               C.V. (Series L) (ADR)
               (Mexico)....................       95,625
     6,500   Telephone & Data Systems,
               Inc.........................      256,750
     3,000   U.S. West, Inc................      107,250
     5,000   U.S. West Media Group*........       95,000
     4,500   United States Cellular
               Corp.*......................      151,875
     4,500   Vanguard   Cellular   Systems,
               Inc. (Class A)*.............       90,000
     5,000   Viacom, Inc. (Class A)*.......      229,375
     5,500   Vodafone Group PLC (ADR)
               (United Kingdom)............      193,875
     5,000   WorldCom, Inc.*...............      176,250
                                             -----------
                                               6,957,900
                                             -----------

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                  -----------
             UTILITIES - ELECTRIC (36.6%)
     6,000   Allegheny Power System,
               Inc.........................  $   171,750
     5,500   American Electric Power Co.,
               Inc.........................      222,750
     7,000   Bangor Hydro-Electric Co......       80,500
     6,000   California Energy Co.,
               Inc.*.......................      117,000
     7,000   Carolina Power & Light Co.....      241,500
     6,000   Central & South West Corp.....      167,250
     3,500   CINergy Corp..................      107,188
     5,000   CMS Energy Corp...............      149,375
     5,500   Consolidated Edison Co. of New
               York, Inc...................      176,000
     5,500   DQE, Inc......................      169,125
     3,000   Duke Power Co.................      142,125
     3,000   Eastern Utilities
               Association.................       70,875
     4,500   FPL Group, Inc................      208,687
     6,000   General Public Utilities
               Corp........................      204,000
    10,000   Houston Industries, Inc.......      242,500
     6,000   Illinova Corp.................      180,000
     7,000   IPALCO Enterprises, Inc.......      266,875
     7,000   Kansas City Power & Light
               Company.....................      182,875
     5,000   National Power PLC (ADR)
               (United Kingdom)............      140,000
     3,000   New England Electric System...      118,875
     4,500   NIPSCO Industries, Inc........      172,125
     6,500   Northwestern Public Service
               Co..........................      182,000
     4,000   Oklahoma Gas & Electric
               Company.....................      172,000
     4,000   Pacific Gas & Electric Co.....      113,500
     7,500   PacifiCorp....................      159,375
     7,000   Peco Energy Co................      210,875
     6,500   Pinnacle West Capital Corp....      186,875
     4,000   Public Service Company of
               Colorado....................      141,500
     7,500   Public Service Company of
               New Mexico*.................      132,187

 NUMBER OF
  SHARES                                        VALUE
-----------                                  -----------
     6,000   Public Service Enterprise
               Group, Inc..................  $   183,750
     6,500   SCANA Corp....................      186,063
     4,500   SCE Corp......................       79,875
     6,500   Southern Co...................      160,062
     7,000   TECO Energy, Inc..............      179,375
     7,000   TNP Enterprises, Inc..........      131,250
     5,000   Unicom Corp...................      163,750
     7,500   Utilicorp United, Inc.........      220,313
     6,000   Western Resources, Inc........      200,250
     7,500   Wisconsin Energy Corp.........      229,688
                                             -----------
                                               6,564,063
                                             -----------
             TOTAL COMMON STOCKS
               (IDENTIFIED COST
               $15,177,545)................   16,473,413
                                             -----------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
             SHORT-TERM INVESTMENT (A) (7.2%)
             U.S. GOVERNMENT AGENCY
 $   1,300   Federal Home Loan Mortgage
               Corp. 5.75% due 01/02/96
               (Amortized Cost
               $1,299,792).................    1,299,792
                                             -----------
TOTAL INVESTMENTS (IDENTIFIED
  COST
  $16,815,928) (B)............      100.9%     18,124,558
LIABILITIES IN EXCESS OF CASH
  AND OTHER ASSETS............       (0.9)       (165,327)
                                ----------  -------------
NET ASSETS....................      100.0%  $  17,959,231
                                ----------  -------------
                                ----------  -------------

----------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                       VALUE
-----------                                -------------
             COMMON STOCKS (97.5%)
             AEROSPACE (4.8%)
    40,200   United Technologies Corp....  $   3,813,975
                                           -------------
             AUTOMOTIVE (4.9%)
    69,200   Chrysler Corp...............      3,831,950
                                           -------------
             BANKS (4.8%)
    57,900   BankAmerica Corp............      3,749,025
                                           -------------
             BEVERAGES - SOFT DRINKS (4.8%)
    67,200   PepsiCo Inc.................      3,754,800
                                           -------------
             CHEMICALS (4.7%)
    30,400   Monsanto Co.................      3,724,000
                                           -------------
             COMPUTERS (4.8%)
    41,500   International Business
               Machines Corp.............      3,807,625
                                           -------------
             COMPUTERS - PERIPHERAL EQUIPMENT (5.1%)
    83,000   Honeywell, Inc..............      4,035,875
                                           -------------
             CONGLOMERATES (5.0%)
    79,100   Tenneco Inc.................      3,925,337
                                           -------------
             DRUGS (5.0%)
    93,800   Abbott Laboratories.........      3,916,150
                                           -------------
             FOODS (4.9%)
   111,900   Quaker Oats Company (The)...      3,860,550
                                           -------------
             MACHINERY - AGRICULTURAL (5.0%)
   111,200   Deere & Co..................      3,919,800
                                           -------------
             METALS & MINING (5.0%)
    62,800   Phelps Dodge Corp...........      3,909,300
                                           -------------
             NATURAL GAS (5.0%)
   102,600   Enron Corp..................      3,911,625
                                           -------------
             OFFICE EQUIPMENT (4.9%)
    82,000   Pitney Bowes, Inc...........      3,854,000
                                           -------------
             OIL INTEGRATED - INTERNATIONAL (4.7%)
    33,200   Mobil Corp..................      3,718,400
                                           -------------
             PHOTOGRAPHY (4.8%)
    56,000   Eastman Kodak Co............      3,752,000
                                           -------------

 NUMBER OF
  SHARES                                       VALUE
-----------                                -------------

             RETAIL - DEPARTMENT STORES (4.8%)
    89,300   May Department Stores Co....  $   3,772,925
                                           -------------
             TELEPHONES (4.8%)
    94,900   Sprint Corp.................      3,784,137
                                           -------------
             TOBACCO (4.8%)
    41,900   Philip Morris Companies,
               Inc.......................      3,791,950
                                           -------------
             UTILITIES - ELECTRIC (4.9%)
   137,700   Pacific Gas & Electric
               Co........................      3,907,238
                                           -------------
             TOTAL COMMON STOCKS
               (IDENTIFIED COST
               $70,443,930)..............     76,740,662
                                           -------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
             SHORT-TERM INVESTMENTS (3.6%)
             U.S. GOVERNMENT AGENCY (a) (1.9%)
 $   1,500   Federal Home Loan Mortgage
               Corp.
               5.45% due 01/03/96........      1,499,546
                                           -------------
             REPURCHASE AGREEMENT (1.7%)
     1,324   The Bank of New York 3.00%
               due 01/02/96 (dated
               12/29/95; proceeds
               $1,324,005; collateralized
               by $1,320,219 U.S.
               Treasury Note 5.75% due
               09/30/97 valued at
               $1,350,035) (Identified
               Cost $1,323,564)..........      1,323,564
                                           -------------
             TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST
               $2,823,110)...............      2,823,110
                                           -------------
TOTAL INVESTMENTS (IDENTIFIED
  COST $73,267,040) (B).......      101.1%     79,563,772
LIABILITIES IN EXCESS OF OTHER
  ASSETS......................       (1.1)       (869,544)
                                ----------  -------------
NET ASSETS....................      100.0%  $  78,694,228
                                ----------  -------------
                                ----------  -------------

----------------
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             COMMON STOCKS (92.9%)
             AEROSPACE & DEFENSE (1.5%)
       600   Boeing Co....................  $      47,023
       700   General Dynamics Corp........         41,388
       600   Lockheed Martin Corp.........         47,400
       500   McDonnell Douglas Corp.......         46,000
       650   Northrop Grumman Corp........         41,600
       950   Raytheon Co..................         44,888
       850   Rockwell International
               Corp.......................         44,943
       475   United Technologies Corp.....         45,065
                                            -------------
                                                  358,307
                                            -------------
             AIRLINES (0.7%)
       550   AMR Corp.*...................         40,837
       550   Delta Air Lines, Inc.........         40,631
     1,900   Southwest Airlines Co........         44,175
     3,700   USAir Group, Inc.*...........         49,025
                                            -------------
                                                  174,668
                                            -------------
             ALUMINUM (0.5%)
     1,400   Alcan Aluminum Ltd.
               (Canada)...................         43,574
       900   Aluminum Co. of America......         47,588
       800   Reynolds Metals Co...........         45,300
                                            -------------
                                                  136,462
                                            -------------
             AUTO PARTS - AFTER MARKET (0.7%)
     1,850   Cooper Tire & Rubber Co......         45,556
     1,220   Echlin, Inc..................         44,530
     1,100   Genuine Parts Co.............         45,100
       900   Goodyear Tire & Rubber Co....         40,838
                                            -------------
                                                  176,024
                                            -------------
             AUTOMOBILES (0.5%)
       850   Chrysler Corp................         47,069
     1,450   Ford Motor Co................         42,050
       800   General Motors Corp..........         42,300
                                            -------------
                                                  131,419
                                            -------------
             BANKS - MONEY CENTER (1.3%)
       700   BankAmerica Corp.............         45,325
       700   Bankers Trust New York
               Corp.......................         46,550
       660   Chase Manhattan Corp.........         40,013
       675   Chemical Banking Corp........         39,656
       700   Citicorp.....................         47,075
     1,250   First Chicago NBD Corp.......         49,375
       500   Morgan (J.P.) & Co., Inc.....         40,124
                                            -------------
                                                  308,118
                                            -------------
             BANKS - REGIONAL (4.3%)
     1,200   Banc One Corp................         45,300
     1,050   Bank of Boston Corp..........         48,563
       920   Bank of New York Co., Inc....         44,850
       750   Barnett Banks, Inc...........         44,250
     1,000   Boatmen's Bancshares, Inc....         40,875
     1,200   Comerica, Inc................         48,150
     1,190   Corestates Financial Corp....         45,071

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------

       850   First Bank System, Inc.......  $      42,181
       550   First Fidelity Bancorp,
               Inc........................         41,456
       330   First Interstate Bancorp.....         45,045
       800   First Union Corp.............         44,500
     1,150   Fleet Financial Group,
               Inc........................         46,863
     1,300   KeyCorp......................         47,125
       850   Mellon Bank Corp.............         45,688
     1,400   National City Corp...........         46,375
       655   NationsBank Corp.............         45,604
     1,345   Norwest Corp.................         44,385
     1,350   PNC Bank Corp................         43,538
       650   Republic New York Corp.......         40,381
       600   SunTrust Banks, Inc..........         41,100
     1,250   U.S. Bancorp.................         41,874
     1,000   Wachovia Corp................         45,750
       210   Wells Fargo & Co.............         45,360
                                            -------------
                                                1,024,284
                                            -------------
             BEVERAGES - ALCOHOLIC (0.7%)
       700   Anheuser-Busch Companies,
               Inc........................         46,813
     1,150   Brown-Forman Corp. (Class
               B).........................         41,975
     2,150   Coors (Adolph) Co............         47,569
     1,300   Seagram Co. Ltd. (Canada)....         45,012
                                            -------------
                                                  181,369
                                            -------------
             BEVERAGES - SOFT DRINKS (0.4%)
       550   Coca Cola Co.................         40,838
       850   PepsiCo Inc..................         47,493
                                            -------------
                                                   88,331
                                            -------------
             BROADCAST MEDIA (0.7%)
       365   Capital Cities/ABC, Inc......         45,032
     2,400   Comcast Corp. (Class A)......         43,500
     2,200   Tele-Communications, Inc.*...         43,725
     2,350   U.S. West Media Group........         44,650
                                            -------------
                                                  176,907
                                            -------------
             BUILDING MATERIALS (0.6%)
     1,350   Masco Corp...................         42,355
     1,100   Owens-Corning Fiberglas
               Corp.*.....................         49,363
     1,200   Sherwin-Williams Co..........         48,900
                                            -------------
                                                  140,618
                                            -------------
             CHEMICALS (1.9%)
       860   Air Products & Chemicals,
               Inc........................         45,365
       650   Dow Chemical Co..............         45,744
       590   Du Pont (E.I.) de Nemours &
               Co., Inc...................         41,226
       750   Eastman Chemical Company.....         46,969
       650   Goodrich (B.F.) Co...........         44,281
       800   Hercules, Inc................         45,100
       350   Monsanto Co..................         42,875
     1,400   Praxair, Inc.................         47,075
       750   Rohm & Haas Co...............         48,281
     1,050   Union Carbide Corp...........         39,375
                                            -------------
                                                  446,291
                                            -------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             CHEMICALS - DIVERSIFIED (0.7%)
       850   Avery Dennison Corp..........  $      42,606
     1,900   Engelhard Corp...............         41,325
       700   FMC Corp.*...................         47,338
     1,050   PPG Industries, Inc..........         48,037
                                            -------------
                                                  179,306
                                            -------------
             CHEMICALS - SPECIALTY (0.9%)
       750   Grace (W.R.) & Co............         44,344
       650   Great Lakes Chemical Corp....         46,800
     1,290   Morton International, Inc....         46,278
     1,550   Nalco Chemical Co............         46,694
       800   Sigma-Aldrich Corp...........         39,600
                                            -------------
                                                  223,716
                                            -------------
             COMMUNICATIONS - EQUIPMENT/MANUFACTURERS
               (1.3%)
     1,190   Andrew Corp..................         45,518
       600   Cabletron Systems, Inc.*.....         48,600
       600   Cisco Systems, Inc...........         44,775
     1,200   DSC Communications Corp.*....         44,250
     1,000   Northern Telecom Ltd.
               (Canada)...................         43,000
     3,100   Scientific-Atlanta, Inc......         46,500
     1,150   Tellabs, Inc.*...............         42,550
                                            -------------
                                                  315,193
                                            -------------
             COMPUTER SOFTWARE & SERVICES (1.9%)
     1,200   Autodesk, Inc................         40,800
       600   Automatic Data Processing,
               Inc........................         44,550
     1,200   Ceridian Corp.*..............         49,500
       800   Computer Associates
               International, Inc.........         45,500
       600   Computer Sciences Corp.*.....         42,150
       700   First Data Corp..............         46,813
       500   Microsoft Corp.*.............         43,876
     3,100   Novell, Inc.*................         43,788
     1,050   Oracle Systems Corp.*........         44,362
       950   Shared Medical Systems
               Corp.......................         51,300
                                            -------------
                                                  452,639
                                            -------------
             COMPUTERS - SYSTEMS (2.4%)
     4,900   Amdahl Corp.*................         41,650
     1,400   Apple Computer, Inc..........         44,450
       950   COMPAQ Computer Corp.*.......         45,600
     1,850   Cray Research, Inc.*.........         45,787
     3,600   Data General Corp.*..........         49,500
       700   Digital Equipment Corp.*.....         44,888
       600   Hewlett-Packard Co...........         50,250
     2,800   Intergraph Corp.*............         44,100
       450   International Business
               Machines Corp..............         41,288
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
     1,550   Silicon Graphics, Inc.*......  $      42,624
       950   Sun Microsystems, Inc.*......         43,343
     3,700   Tandem Computers Inc.*.......         39,312
     7,830   Unisys Corp.*................         44,046
                                            -------------
                                                  576,838
                                            -------------
             CONGLOMERATES (0.5%)
     1,650   Teledyne, Inc................         42,281
       920   Tenneco Inc..................         45,655
       600   Textron Inc..................         40,500
                                            -------------
                                                  128,436
                                            -------------
             CONTAINERS - METAL & GLASS (0.4%)
     1,450   Ball Corp....................         39,875
     1,100   Crown Cork & Seal Co.,
               Inc.*......................         45,925
                                            -------------
                                                   85,800
                                            -------------
             CONTAINERS - PAPER (0.6%)
     1,700   Bemis Company, Inc...........         43,563
     3,400   Stone Container Corp.........         48,875
     1,050   Temple-Inland Inc............         46,331
                                            -------------
                                                  138,769
                                            -------------
             COSMETICS (0.7%)
     1,300   Alberto-Culver Co............         44,688
       550   Avon Products, Inc...........         41,456
       900   Gillette Co..................         46,912
       930   International Flavors &
               Fragrances Inc.............         44,640
                                            -------------
                                                  177,696
                                            -------------
             DISTRIBUTORS - CONSUMER PRODUCTS (0.5%)
     2,200   Fleming Cos., Inc............         45,375
     1,450   Super Valu Stores, Inc.......         45,675
     1,350   Sysco Corp...................         43,875
                                            -------------
                                                  134,925
                                            -------------
             ELECTRICAL EQUIPMENT (1.7%)
     1,100   AMP, Inc.....................         42,213
       550   Emerson Electric Co..........         44,963
       650   General Electric Co..........         46,800
     1,350   General Signal Corp..........         43,706
       700   Grainger (W.W.), Inc.........         46,375
       850   Honeywell, Inc...............         41,331
       750   Raychem Corp.................         42,656
       550   Thomas & Betts Corp..........         40,562
     2,900   Westinghouse Electric
               Corp.......................         47,850
                                            -------------
                                                  396,456
                                            -------------
             ELECTRONICS - DEFENSE (0.4%)
     1,780   EG & G, Inc..................         43,165
     1,300   Loral Corp...................         45,988
                                            -------------
                                                   89,153
                                            -------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             ELECTRONICS - INSTRUMENTATION (0.4%)
     1,200   Perkin-Elmer Corp............  $      45,300
       800   Tektronix, Inc...............         39,300
                                            -------------
                                                   84,600
                                            -------------
             ELECTRONICS - SEMICONDUCTORS (1.4%)
     2,700   Advanced Micro Devices,
               Inc.*......................         44,550
     1,000   Applied Materials, Inc.*.....         39,250
       700   Intel Corp...................         39,725
     1,400   LSI Logic Corp...............         45,850
     1,100   Micron Technology, Inc.......         43,588
       700   Motorola, Inc................         39,900
     1,800   National Semiconductor
               Corp.*.....................         40,050
       850   Texas Instruments Inc........         43,987
                                            -------------
                                                  336,900
                                            -------------
             ENGINEERING & CONSTRUCTION (0.6%)
       700   Fluor Corp...................         46,200
     1,050   Foster Wheeler Corp..........         44,625
     4,960   Morrison Knudsen Co., Inc....         21,080
     1,165   Zurn Industries, Inc.........         24,902
                                            -------------
                                                  136,807
                                            -------------
             ENTERTAINMENT (0.7%)
     1,150   King World Productions
               Inc.*......................         44,705
     1,200   Time Warner, Inc.............         45,450
       900   Viacom, Inc.*................         42,638
       750   Walt Disney Co...............         44,250
                                            -------------
                                                  177,043
                                            -------------
             FINANCIAL - MISCELLANEOUS (1.1%)
     1,090   American Express Co..........         45,099
     1,400   American General Corp........         48,825
       550   Federal Home Loan Mortgage
               Corp.......................         45,925
       370   Federal   National   Mortgage
               Association................         45,926
     1,150   MBNA Corp....................         42,406
       550   Transamerica Corp............         40,080
                                            -------------
                                                  268,261
                                            -------------
             FOODS (2.4%)
     2,500   Archer-Daniels-Midland Co....         45,000
       600   C P C International Inc......         41,175
       800   Campbell Soup Co.............         48,000
     1,000   ConAgra, Inc.................         41,250
       800   General Mills, Inc...........         46,200
     1,400   Heinz (H.J.) Co..............         46,375
       700   Hershey Foods Corp...........         45,500
       550   Kellogg Co...................         42,488
     1,200   Quaker Oats Company (The)....         41,400
       750   Ralston-Ralston Purina
               Group......................         46,781
     1,400   Sara Lee Corp................         44,625
       325   Unilever NV (ADR)
               (Netherlands)..............         45,744
       870   Wrigley (Wm.) Jr. Co. (Class
               A).........................         45,675
                                            -------------
                                                  580,213
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             GOLD MINING (1.1%)
     1,700   Barrick Gold Corp.
               (Canada)...................  $      44,838
     4,300   Echo Bay Mines Ltd.
               (Canada)...................         44,613
     2,850   Homestake Mining Co..........         44,531
     1,000   Newmont Mining Corp..........         45,250
     1,645   Placer Dome Inc..............         39,686
     3,350   Santa Fe Pacific Gold
               Corp.......................         40,618
                                            -------------
                                                  259,536
                                            -------------
             HARDWARE & TOOLS (0.6%)
     1,300   Black & Decker Corp..........         45,824
     1,000   Snap-On, Inc.................         45,250
       900   Stanley Works................         46,350
                                            -------------
                                                  137,424
                                            -------------
             HEALTHCARE - DIVERSIFIED (1.3%)
     1,000   Abbott Laboratories..........         41,750
     1,450   Allergan, Inc................         47,125
       450   American Home Products
               Corp.......................         43,650
       550   Bristol-Myers Squibb Co......         47,231
       500   Johnson & Johnson............         42,813
     1,200   Mallinckrodt Group, Inc......         43,650
       440   Warner-Lambert Co............         42,735
                                            -------------
                                                  308,954
                                            -------------
             HEALTHCARE - DRUGS (0.9%)
       730   Lilly (Eli) & Co.............         41,063
       700   Merck & Co., Inc.............         46,025
       700   Pfizer, Inc..................         44,100
     1,150   Pharmacia & Upjohn, Inc......         44,562
       800   Schering-Plough Corp.........         43,800
                                            -------------
                                                  219,550
                                            -------------
             HEALTHCARE - MISCELLANEOUS (0.8%)
     1,900   Alza Corp.*..................         47,025
       900   Amgen Inc....................         53,324
     4,000   Beverly Enterprises, Inc.*...         42,500
     1,300   Manor Care, Inc..............         45,500
                                            -------------
                                                  188,349
                                            -------------
             HEALTHCARE HMOS (0.5%)
     1,600   Humana, Inc..................         43,800
       900   U.S. Healthcare, Inc.........         41,738
       650   United Healthcare Corp.......         42,575
                                            -------------
                                                  128,113
                                            -------------
             HEAVY DUTY TRUCKS & PARTS (1.1%)
     1,050   Cummins Engine Co., Inc......         38,850
     1,540   Dana Corp....................         45,045
       800   Eaton Corp...................         42,900
     1,910   ITT Industries, Inc..........         45,840
     3,800   Navistar International
               Corp.*.....................         39,900
     1,000   PACCAR, Inc..................         42,000
                                            -------------
                                                  254,535
                                            -------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             HOME BUILDING (0.6%)
     1,300   Centex Corp..................  $      45,175
     3,200   Kaufman & Broad Home Corp....         47,600
     1,200   Pulte Corp...................         40,350
                                            -------------
                                                  133,125
                                            -------------
             HOSPITAL MANAGEMENT (0.5%)
       800   Columbia/HCA Healthcare
               Corp.......................         40,600
     3,700   Community Psychiatric
               Centers*...................         45,325
     2,150   Tenet Healthcare Corp.*......         44,613
                                            -------------
                                                  130,538
                                            -------------
             HOTELS/MOTELS (0.8%)
     1,800   Harrah's Entertainment,
               Inc.*......................         43,650
       750   Hilton Hotels Corp...........         46,125
       850   ITT Corporation..............         45,050
     1,200   Marriot International Inc....         45,900
                                            -------------
                                                  180,725
                                            -------------
             HOUSEHOLD FURNISHINGS & APPLIANCES (0.5%)
       650   Armstrong World Industries
               Inc........................         40,300
     2,250   Maytag Corp..................         45,563
       800   Whirlpool Corp...............         42,600
                                            -------------
                                                  128,463
                                            -------------
             HOUSEHOLD PRODUCTS (0.8%)
       600   Clorox Co....................         42,975
       600   Colgate-Palmolive Co.........         42,150
       600   Kimberly-Clark Corp..........         49,716
       550   Procter & Gamble Co..........         45,650
                                            -------------
                                                  180,491
                                            -------------
             HOUSEWARES (0.5%)
     1,600   Newell Co....................         41,400
       900   Premark International,
               Inc........................         45,563
     1,650   Rubbermaid, Inc..............         42,075
                                            -------------
                                                  129,038
                                            -------------
             INSURANCE BROKERS (0.4%)
     2,350   Alexander & Alexander
               Services, Inc..............         44,650
       500   Marsh & McLennan Cos.,
               Inc........................         44,375
                                            -------------
                                                   89,025
                                            -------------
             INVESTMENT BANKING/BROKERAGE (0.9%)
       900   Dean Witter, Discover & Co.
               (Note 3)...................         42,300
       850   Merrill Lynch & Co., Inc.....         43,350
       600   Morgan Stanley Group, Inc....         48,375
     1,300   Salomon, Inc.................         46,150
       700   Travelers Group, Inc.........         44,013
                                            -------------
                                                  224,188
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             LEISURE TIME (0.7%)
     3,300   Bally Entertainment Corp.*...  $      46,200
     2,000   Brunswick Corp...............         48,000
     6,800   Handleman Co.................         39,100
     2,200   Outboard Marine Corp.........         44,825
                                            -------------
                                                  178,125
                                            -------------
             LIFE INSURANCE (1.1%)
       975   Jefferson-Pilot Corp.........         45,338
       785   Lincoln National Corp........         42,194
     1,050   Providian Corp...............         42,788
     1,000   Torchmark Corp...............         45,250
       800   UNUM Corp....................         44,000
     1,447   USLIFE Corp..................         43,228
                                            -------------
                                                  262,798
                                            -------------
             MACHINE TOOLS (0.4%)
     1,750   Cincinnati Milacron, Inc.....         45,938
     2,550   Giddings & Lewis, Inc........         41,437
                                            -------------
                                                   87,375
                                            -------------
             MACHINERY - DIVERSIFIED (1.7%)
     1,050   Briggs & Stratton Corp.......         45,544
       750   Caterpillar, Inc.............         44,063
     1,100   Cooper Industries, Inc.......         40,425
     1,350   Deere & Co...................         47,588
     1,460   Harnischfeger Industries,
               Inc........................         48,545
     1,300   Ingersoll-Rand Co............         45,663
       700   NACCO Industries, Inc. (Class
               A).........................         38,850
     1,150   Timken Co....................         43,986
     1,200   Varity Corp.*................         44,550
                                            -------------
                                                  399,214
                                            -------------
             MANUFACTURED HOUSING (0.2%)
     1,655   Fleetwood Enterprises,
               Inc........................         42,616
                                            -------------
             MANUFACTURING - DIVERSIFIED (1.9%)
       950   AlliedSignal, Inc............         45,125
     1,200   Crane Co.....................         44,250
     1,200   Dover Corp...................         44,250
       750   Illinois Tool Works Inc......         44,250
       700   Johnson Controls, Inc........         48,125
     1,000   Millipore Corp...............         41,125
     1,700   Pall Corp....................         45,688
     1,300   Parker-Hannifin Corp.........         44,525
     1,600   Trinova Corp.................         45,800
     1,250   Tyco International Ltd.......         44,531
                                            -------------
                                                  447,669
                                            -------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             MEDICAL PRODUCTS & SUPPLIES (1.7%)
     1,450   Bard (C.R.), Inc.............  $      46,763
     1,150   Bausch & Lomb, Inc...........         45,569
     1,000   Baxter International, Inc....         41,875
       650   Becton, Dickinson & Co.......         48,750
     2,500   Biomet, Inc.*................         44,375
       960   Boston Scientific Corp.*.....         47,040
       750   Medtronic Inc................         41,906
     1,097   St. Jude Medical, Inc........         46,897
     1,750   United States Surgical
               Corp.......................         37,406
                                            -------------
                                                  400,581
                                            -------------
             METALS - MISCELLANEOUS (0.9%)
     1,400   ASARCO, Inc..................         44,800
     1,580   Cyprus Amax Minerals Co......         41,278
     1,440   Freeport-McMoran   Copper   &
               Gold, Inc..................         40,500
     1,350   Inco Ltd. (Canada)...........         44,887
       700   Phelps Dodge Corp............         43,575
                                            -------------
                                                  215,040
                                            -------------
             MISCELLANEOUS (2.1%)
     1,600   Airtouch Communications,
               Inc.*......................         45,200
     1,650   American Greetings Corp......         45,581
     1,330   Corning, Inc.................         42,560
     1,600   Dial Corp....................         47,400
     1,100   Harcourt General, Inc........         46,063
       850   Harris Corp..................         46,431
     1,800   Jostens, Inc.................         43,650
       700   Minnesota Mining &
               Manufacturing Co...........         46,375
       800   Pioneer Hi-Bred
               International, Inc.........         44,500
       600   TRW, Inc.....................         46,500
     1,900   Whitman Corp.................         44,175
                                            -------------
                                                  498,435
                                            -------------
             MULTI-LINE INSURANCE (0.7%)
       600   Aetna Life & Casualty Co.....         41,550
       470   American International Group,
               Inc........................         43,475
       430   CIGNA Corp...................         44,398
       850   ITT Hartford Group, Inc.*+...         41,118
                                            -------------
                                                  170,541
                                            -------------
             OFFICE EQUIPMENT & SUPPLIES (0.8%)
     1,000   Alco Standard Corp...........         45,625
     2,500   Moore Corp. Ltd. (Canada)....         46,563
     1,000   Pitney Bowes, Inc............         47,000
       350   Xerox Corp...................         47,950
                                            -------------
                                                  187,138
                                            -------------
             OIL & GAS DRILLING (0.4%)
     1,500   Helmerich & Payne, Inc.......         44,625
     4,620   Rowan Cos., Inc.*............         45,623
                                            -------------
                                                   90,248
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             OIL - DOMESTIC INTEGRATED (2.0%)
       875   Amerada Hess Corp............  $      46,375
     1,260   Ashland Oil, Inc.............         44,258
       400   Atlantic Richfield Co........         44,300
       655   Kerr-McGee Corp..............         41,593
       965   Louisiana Land & Exploration
               Co.........................         41,374
     2,100   Occidental Petroleum Corp....         44,888
     1,050   Pennzoil Co..................         44,363
     1,400   Phillips Petroleum Co........         47,775
     1,500   Sun Co., Inc.................         41,062
     1,350   Unocal Corp..................         39,318
     2,300   USX-Marathon Group...........         44,850
                                            -------------
                                                  480,156
                                            -------------
             OIL - EXPLORATION & PRODUCTION (0.5%)
     1,150   Burlington Resources, Inc....         45,138
     3,400   Oryx Energy Co.*.............         45,475
     4,200   Santa Fe Energy Resources,
               Inc.*......................         40,425
                                            -------------
                                                  131,038
                                            -------------
             OIL - INTERNATIONAL INTEGRATED (1.1%)
       650   Amoco Corp...................         46,719
       860   Chevron Corp.................         45,150
       550   Exxon Corp...................         44,069
       400   Mobil Corp...................         44,800
       325   Royal Dutch Petroleum Co.
               (ADR)
               (Netherlands)..............         45,865
       530   Texaco, Inc..................         41,605
                                            -------------
                                                  268,208
                                            -------------
             OIL WELL EQUIPMENT & SERVICE (1.1%)
     1,850   Baker Hughes Inc.............         45,094
     1,850   Dresser Industries, Inc......         45,094
       855   Halliburton Co...............         43,283
     1,925   McDermott International,
               Inc........................         42,350
       650   Schlumberger Ltd. (ADR)
               (Netherlands Antilles).....         45,013
       805   Western Atlas Inc.*..........         40,653
                                            -------------
                                                  261,487
                                            -------------
             PAPER & FOREST PRODUCTS (2.4%)
     1,350   Boise Cascade Corp...........         46,744
     1,100   Champion International
               Corp.......................         46,200
       900   Federal Paper Board Co.,
               Inc........................         46,688
       600   Georgia-Pacific Corp.........         41,175
     1,150   International Paper Co.......         43,556
     1,800   James River Corp. of
               Virginia...................         43,425
     1,650   Louisiana-Pacific Corp.......         40,013
       900   Mead Corp....................         47,025
     1,100   Potlatch Corp................         44,000
     1,000   Union Camp Corp..............         47,624
     1,700   Westvaco Corp................         47,175
     1,040   Weyerhaeuser Co..............         44,980
       800   Willamette Industries,
               Inc........................         44,800
                                            -------------
                                                  583,405
                                            -------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             PERSONAL LOANS (0.4%)
       950   Beneficial Corp..............  $      44,294
       750   Household International,
               Inc........................         44,344
                                            -------------
                                                   88,638
                                            -------------
             PHOTOGRAPHY/IMAGING (0.4%)
       650   Eastman Kodak Co.............         43,550
       900   Polaroid Corp................         42,638
                                            -------------
                                                   86,188
                                            -------------
             POLLUTION CONTROL (0.5%)
     1,560   Browning-Ferris Industries,
               Inc........................         46,020
     4,000   Laidlaw Inc..................         41,000
     1,400   WMX Technologies, Inc........         41,825
                                            -------------
                                                  128,845
                                            -------------
             PROPERTY - CASUALTY INSURANCE (1.3%)
     1,050   Allstate Corp. (The).........         43,181
       450   Chubb Corp...................         43,538
       280   General Re Corp..............         43,400
       570   Loews Corp...................         44,674
     1,300   SAFECO Corp..................         44,850
       800   St. Paul Companies, Inc......         44,500
     2,600   USF&G Corp...................         43,875
                                            -------------
                                                  308,018
                                            -------------
             PUBLISHING (0.5%)
       700   Dun & Bradstreet Corp........         45,325
       500   McGraw-Hill, Inc.............         43,563
     1,000   Meredith Corp................         41,875
                                            -------------
                                                  130,763
                                            -------------
             PUBLISHING - NEWSPAPER (1.1%)
     1,100   Dow Jones & Co., Inc.........         43,863
       700   Gannett Co., Inc.............         42,963
       700   Knight-Ridder Newspapers,
               Inc........................         43,750
     1,550   New York Times Co. (Class
               A).........................         45,919
     1,215   Times Mirror Co. (Class A)...         41,157
       700   Tribune Co...................         42,787
                                            -------------
                                                  260,439
                                            -------------
             RAILROADS (0.9%)
       600   Burlington Northern Santa Fe
               Corp.......................         46,800
       600   Conrail, Inc.................         42,000
       900   CSX Corp.....................         41,063
       600   Norfolk Southern Corp........         47,625
       700   Union Pacific Corp...........         46,200
                                            -------------
                                                  223,688
                                            -------------
             RESTAURANTS (1.1%)
     3,870   Darden Restaurants, Inc......         45,956
     2,000   Luby's Cafeterias, Inc.......         44,500
     1,000   McDonald's Corp..............         45,125
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
     6,100   Ryan's Family Steak Houses,
               Inc.*......................  $      41,938
     4,500   Shoney's Inc.*...............         46,125
     2,240   Wendy's International,
               Inc........................         47,600
                                            -------------
                                                  271,244
                                            -------------
             RETAIL - DEPARTMENT STORES (1.1%)
     1,600   Dillard   Department  Stores,
               Inc. (Class A).............         45,600
     1,600   Federated Department Stores,
               Inc........................         44,000
     1,100   May Department Stores Co.....         46,475
       900   Mercantile Stores Co.,
               Inc........................         41,625
     1,110   Nordstrom, Inc...............         44,677
       900   Penney (J.C.) Co., Inc.......         42,863
                                            -------------
                                                  265,240
                                            -------------
             RETAIL - DRUG STORES (0.5%)
       950   Longs Drug Stores Corp.......         45,481
     1,300   Rite Aid Corp................         44,525
     1,400   Walgreen Co..................         41,825
                                            -------------
                                                  131,831
                                            -------------
             RETAIL - FOOD CHAINS (1.1%)
     1,400   Albertson's Inc..............         46,025
     1,700   American Stores Co...........         45,475
     1,400   Giant Food, Inc. (Class A)...         44,100
     2,000   Great Atlantic & Pacific  Tea
               Co., Inc...................         46,000
     1,200   Kroger Co.*..................         45,000
     1,220   Winn-Dixie Stores, Inc.......         44,988
                                            -------------
                                                  271,588
                                            -------------
             RETAIL - GENERAL MERCHANDISE (0.8%)
       650   Dayton-Hudson Corp...........         48,750
     6,200   Kmart Corp...................         44,950
     1,100   Sears, Roebuck & Co..........         42,900
     1,950   Wal-Mart Stores, Inc.........         43,631
                                            -------------
                                                  180,231
                                            -------------
             RETAIL - SPECIALTY (1.6%)
     1,450   Circuit City Stores, Inc.....         40,056
     1,000   Home Depot, Inc..............         47,875
     1,350   Lowe's Companies, Inc........         45,225
     1,350   Melville Corp................         41,513
     1,700   Pep Boys-Manny Moe & Jack....         43,563
     2,900   Price/Costco, Inc.*..........         44,225
     1,000   Tandy Corp...................         41,500
     1,900   Toys 'R' Us, Inc.*...........         41,324
     3,000   Woolworth Corp...............         39,000
                                            -------------
                                                  384,281
                                            -------------
             RETAIL - SPECIALTY APPAREL (0.7%)
    15,000   Charming Shoppes, Inc........         42,187
     1,000   Gap, Inc.....................         42,000
     2,500   Limited (The), Inc...........         43,438
     2,550   TJX Companies, Inc...........         48,131
                                            -------------
                                                  175,756
                                            -------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             SAVINGS & LOAN COMPANIES (0.5%)
     1,700   Ahmanson (H.F.) & Co.........  $      45,050
       790   Golden West Financial
               Corp.......................         43,648
     1,600   Great Western Financial
               Corp.......................         40,800
                                            -------------
                                                  129,498
                                            -------------
             SHOES (0.8%)
     3,100   Brown Group Inc..............         44,175
       700   Nike, Inc....................         48,738
     1,500   Reebok International Ltd.
               (United Kingdom)...........         42,375
     6,320   Stride Rite Corp.............         47,400
                                            -------------
                                                  182,688
                                            -------------
             SPECIALIZED SERVICES (1.5%)
     1,100   Block (H.&R.), Inc...........         44,550
     1,300   C U C International, Inc.*...         44,362
     1,350   Ecolab, Inc..................         40,500
     1,100   Interpublic Group of
               Companies, Inc.............         47,713
     1,400   National Service Industries,
               Inc........................         45,325
     2,000   Ogden Corp...................         42,750
     2,980   Safety-Kleen Corp............         46,563
     1,050   Service Corp.
               International..............         46,200
                                            -------------
                                                  357,963
                                            -------------
             SPECIALTY PRINTING (0.6%)
     1,600   Deluxe Corp..................         46,400
     1,150   Donnelley (R.R.) & Sons
               Co.........................         45,281
     2,200   Harland (John H.) Co.........         45,925
                                            -------------
                                                  137,606
                                            -------------
             STEEL (1.1%)
     7,300   Armco, Inc.*.................         42,888
     3,200   Bethlehem Steel Corp.*.......         44,800
     1,800   Inland Steel Industries,
               Inc........................         45,225
       865   Nucor Corp...................         49,413
     1,300   USX-U.S. Steel Group.........         39,975
     2,100   Worthington Industries,
               Inc........................         43,575
                                            -------------
                                                  265,876
                                            -------------
             TELECOMMUNICATIONS - LONG DISTANCE (0.6%)
       700   AT&T Corp....................         45,325
     1,710   MCI Communications Corp......         44,674
     1,100   Sprint Corp..................         43,862
                                            -------------
                                                  133,861
                                            -------------
             TEXTILES (1.0%)
     2,200   Fruit of the Loom, Inc.*.....         53,625
     1,600   Liz Claiborne, Inc...........         44,400
     1,700   Russell Corp.................         47,175
     1,080   Springs Industries, Inc......         44,685
       850   VF Corp......................         44,838
                                            -------------
                                                  234,723
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             TOBACCO (0.6%)
     1,000   American Brands, Inc.........  $      44,625
       495   Philip Morris Companies,
               Inc........................         44,798
     1,300   UST, Inc.....................         43,387
                                            -------------
                                                  132,810
                                            -------------
             TOYS (0.4%)
     1,500   Hasbro Inc...................         46,500
     1,500   Mattel, Inc..................         46,125
                                            -------------
                                                   92,625
                                            -------------
             TRANSPORTATION - MISCELLANEOUS (0.6%)
       650   Federal Express Corp.*.......         48,019
     1,425   Pittston Services Group......         44,709
     2,000   Ryder System, Inc............         49,500
                                            -------------
                                                  142,228
                                            -------------
             TRUCKERS (0.6%)
     1,750   Consolidated Freightways,
               Inc........................         46,375
       900   Roadway Service, Inc.........         43,988
     3,400   Yellow Corporation...........         42,075
                                            -------------
                                                  132,438
                                            -------------
             UTILITIES - ELECTRIC (4.9%)
     1,150   American Electric Power Co.,
               Inc........................         46,575
     1,500   Baltimore Gas & Electric
               Co.........................         42,750
     1,300   Carolina Power & Light Co....         44,850
     1,600   Central & South West Corp....         44,600
     1,400   CINergy Corp.................         42,875
     1,300   Consolidated Edison Co. of
               New York, Inc..............         41,600
     1,150   Detroit Edison Co............         39,675
     1,000   Dominion Resources, Inc......         41,250
       950   Duke Power Co................         45,006
     1,600   Entergy Corp.................         46,800
     1,000   FPL Group, Inc...............         46,375
     1,400   General Public Utilities
               Corp.......................         47,600
     1,900   Houston Industries, Inc......         46,075
     4,400   Niagara Mohawk Power Corp....         42,350
       900   Northern States Power Co.....         44,213
     1,900   Ohio Edison Co...............         44,650
     1,600   Pacific Gas & Electric Co....         45,400
     2,000   PacifiCorp...................         42,500
     1,600   Peco Energy Co...............         48,200
     1,800   PP&L Resources, Inc..........         45,000
     1,550   Public   Service   Enterprise
               Group, Inc.................         47,469
     2,800   SCE Corp.....................         49,700
     1,750   Southern Co..................         43,094
     1,150   Texas Utilities Co...........         47,293
     1,380   Unicom Corp..................         45,195
     1,000   Union Electric Co............         41,750
                                            -------------
                                                1,162,845
                                            -------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             UTILITIES - NATURAL GAS (2.6%)
     1,200   Coastal Corp.................  $      44,700
     1,030   Columbia Gas System, Inc.....         45,191
     1,000   Consolidated Natural Gas
               Co.........................         45,375
     1,160   Eastern Enterprises..........         40,890
     1,100   Enron Corp...................         41,938
     2,800   ENSERCH Corp.................         45,500
     1,700   NICOR, Inc...................         46,750
     5,000   NorAm Energy Corp............         44,375
     1,950   ONEOK, Inc...................         44,606
     1,450   Pacific Enterprises..........         40,963
     1,600   Panhandle Eastern Corp.......         44,600
     1,400   Peoples Energy Corp..........         44,450
     1,285   Sonat, Inc...................         45,777
     1,000   Williams Companies, Inc......         43,874
                                            -------------
                                                  618,989
                                            -------------
             UTILITIES - TELEPHONE (1.7%)
     1,600   Alltel Corp..................         47,200
       750   Ameritech Corp...............         44,250
       700   Bell Atlantic Corp...........         46,812
     1,140   BellSouth Corp...............         49,590
     1,020   GTE Corp.....................         44,880
       800   NYNEX Corp...................         43,200
     1,300   Pacific Telesis Group........         43,712
       800   SBC Communications, Inc......         46,000
     1,350   U.S. West, Inc...............         48,262
                                            -------------
                                                  413,906
                                            -------------
             TOTAL COMMON STOCKS
               (IDENTIFIED COST
               $21,087,132)...............     22,266,483
                                            -------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                      VALUE
-----------                                 -------------
             SHORT-TERM INVESTMENTS (8.8%)
             U.S. GOVERNMENT AGENCY (a) (8.3%)
 $   2,000   Federal Home Loan Mortgage
               Corp. 5.75% due 01/02/96...  $   1,999,681
                                            -------------
             REPURCHASE AGREEMENT (0.5%)
       118   The Bank of New York 3.00%
               due 01/02/96 (dated
               12/29/95; proceeds 118,543;
               collateralized by $118,203
               U.S. Treasury Note 5.75%
               due 9/30/97 valued at
               $120,873) (Identified Cost
               $118,503)..................        118,503
                                            -------------
             TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST
               $2,118,184)................      2,118,184
                                            -------------
TOTAL INVESTMENTS (IDENTIFIED
  COST $23,205,316) (B).......      101.7%     24,384,667
LIABILITIES IN EXCESS OF OTHER
  ASSETS......................       (1.7)       (415,040)
                                ----------  -------------
NET ASSETS....................      100.0%  $  23,969,627
                                ----------  -------------
                                ----------  -------------

----------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
 + PARENT COMPANY OF HARTFORD LIFE INSURANCE COMPANY AND ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, AFFILIATES OF THE FUND.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

CORE EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                         VALUE
-----------                                   -----------
             COMMON STOCKS (93.1%)
             AEROSPACE (2.8%)
     1,400   Boeing Co......................  $   109,725
                                              -----------
             AIR TRANSPORT (4.0%)
     1,400   AMR Corp.*.....................      103,950
       300   UAL Corp.*.....................       53,550
                                              -----------
                                                  157,500
                                              -----------
             AIRCRAFT & AEROSPACE (2.6%)
     1,100   United Technologies Corp.......      104,362
                                              -----------
             AUTO PARTS - ORIGINAL EQUIPMENT (2.3%)
     3,100   Lear Seating Corp.*............       89,900
                                              -----------
             AUTOMOBILES (1.7%)
     1,600   Magna International, Inc.
               (Class A) (Canada)...........       69,200
                                              -----------
             AUTOMOTIVE (4.6%)
     2,000   Chrysler Corp..................      110,750
     2,479   Ford Motor Co..................       71,891
                                              -----------
                                                  182,641
                                              -----------
             BANKS - INTERNATIONAL (3.4%)
     2,000   Citicorp.......................      134,500
                                              -----------
             BROKERAGE (1.2%)
       900   Merrill Lynch & Co., Inc.......       45,900
                                              -----------
             BUILDING MATERIALS (1.5%)
     1,400   Champion International Corp....       58,800
                                              -----------
             BUSINESS SYSTEMS (2.5%)
     1,900   General Motors Corp. (Class
               E)...........................       98,800
                                              -----------
             COMMERCIAL SERVICES (0.8%)
       800   America Online, Inc.*..........       29,800
                                              -----------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (1.5%)
       800   Cisco Systems, Inc.*...........       59,700
                                              -----------
             COMMUNICATIONS - EQUIPMENT/MANUFACTURERS
               (2.3%)
     2,100   Northern Telecom Ltd.
               (Canada).....................       90,300
                                              -----------
             COMPUTER SERVICES (6.1%)
     1,700   Computer Sciences Corp.*.......      119,425
     1,800   First Data Corp................      120,375
                                              -----------
                                                  239,800
                                              -----------
             COMPUTER SOFTWARE (5.0%)
     1,200   Microsoft Corp.*...............      105,300
     2,200   Oracle Systems Corp.*..........       92,950
                                              -----------
                                                  198,250
                                              -----------
             COMPUTERS - SYSTEMS (3.0%)
     1,400   Hewlett-Packard Co.............      117,250
                                              -----------

 NUMBER OF
  SHARES                                         VALUE
-----------                                   -----------

             DRUGS (2.1%)
     1,400   Amgen Inc.*....................  $    82,950
                                              -----------
             ELECTRONICS - SEMICONDUCTORS/
               COMPONENTS (11.5%)
     2,300   Intel Corp.....................      130,525
     2,300   Motorola, Inc..................      131,100
     5,700   National Semiconductor
               Corp.*.......................      126,825
     1,300   Texas Instruments Inc..........       67,275
                                              -----------
                                                  455,725
                                              -----------
             ENTERTAINMENT (2.7%)
     2,300   Viacom, Inc. (Class B)*........      108,963
                                              -----------
             FINANCIAL - MISCELLANEOUS (2.6%)
     4,000   Green Tree Financial Corp......      105,500
                                              -----------
             HEALTH EQUIPMENT & SERVICES (2.6%)
     2,000   Columbia/HCA Healthcare
               Corp.........................      101,500
                                              -----------
             HOUSEHOLD APPLIANCES (2.1%)
     2,900   American Standard Companies,
               Inc.*........................       81,200
                                              -----------
             MACHINERY - CONSTRUCTION & MATERIALS (2.1%)
     1,400   Caterpillar, Inc...............       82,250
                                              -----------
             NATURAL RESOURCES (1.2%)
       600   Texaco, Inc....................       47,100
                                              -----------
             OFFICE EQUIPMENT & SUPPLIES (3.4%)
     1,800   Unisys Corp.*..................       10,125
       900   Xerox Corp.....................      123,300
                                              -----------
                                                  133,425
                                              -----------
             OIL - DOMESTIC (0.4%)
       600   Unocal Corp....................       17,475
                                              -----------
             OIL - EXPLORATION & PRODUCTION (1.6%)
     4,400   Canadian Natural Resources Ltd.
               (Canada)*....................       64,540
                                              -----------
             PHARMACEUTICALS (2.8%)
     3,900   Ivax Corp......................      111,150
                                              -----------
             PUBLISHING - NEWSPAPER (1.8%)
     3,300   News Corp. Ltd. (ADR)
               (Australia)..................       70,537
                                              -----------
             RAILROADS (2.4%)
     1,240   Burlington Northern Santa Fe
               Corp.........................       96,720
                                              -----------
             RESTAURANTS (1.1%)
     1,400   Boston Chicken, Inc.*..........       44,800
                                              -----------
             RETAIL - SPECIALTY (1.9%)
     1,600   Home Depot, Inc................       76,600
                                              -----------

CORE EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

  NUMBER OF
   SHARES                                         VALUE
-------------                                  -----------
               SOAP & HOUSEHOLD PRODUCTS (2.5%)
      1,200    Procter & Gamble Co...........  $    99,600
                                               -----------
               TRANSPORTATION - MISCELLANEOUS (3.0%)
      1,600    Delta Airlines, Inc...........      118,200
                                               -----------
               TOTAL COMMON STOCKS
                 (IDENTIFIED COST
                 $3,599,929).................    3,684,663
                                               -----------

  PRINCIPAL
 AMOUNT (IN
 THOUSANDS)
-------------
               SHORT-TERM INVESTMENTS (6.8%)
               U.S. GOVERNMENT AGENCY (a) (3.2%)
  $     125    Federal Home Loan Banks 5.70%
                 due 01/02/96................      124,980
                                               -----------

  PRINCIPAL
 AMOUNT (IN
 THOUSANDS)                                       VALUE
-------------                                  -----------

               REPURCHASE AGREEMENT (3.6%)
  $     144    The Bank of New York 3.00% due
                 01/02/96 (dated 12/29/95;
                 proceeds $144,092;
                 collateralized by $143,676
                 U.S. Treasury Note 5.75% due
                 09/30/97 valued at $146,925)
                 (Identified Cost
                 $144,044)...................  $   144,044
                                               -----------
               TOTAL SHORT-TERM INVESTMENTS
                 (IDENTIFIED COST
                 $269,024)...................      269,024
                                               -----------
TOTAL INVESTMENTS (IDENTIFIED
  COST $3,868,953) (B).........       99.9%    3,953,687
OTHER ASSETS IN EXCESS OF
  LIABILITIES..................        0.1         2,725
                                 ----------  -----------
NET ASSETS.....................      100.0%  $ 3,956,412
                                 ----------  -----------
                                 ----------  -----------

----------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             COMMON STOCKS (85.3%)
             AEROSPACE (1.7%)
     4,700   Boeing Co....................  $     368,363
     3,000   United Technologies Corp.....        284,625
                                            -------------
                                                  652,988
                                            -------------
             AGRICULTURE RELATED (3.3%)
     7,000   Case Corp....................        320,250
    10,000   IMC Global, Inc..............        408,749
     6,700   Pioneer Hi-Bred
               International, Inc.........        372,688
     2,000   Potash Corp. of Saskatchewan,
               Inc. (Canada)..............        141,750
                                            -------------
                                                1,243,437
                                            -------------
             BANKS (3.0%)
     4,300   Bank of Boston Corp..........        198,875
     5,000   BankAmerica Corp.............        323,750
     3,200   Chase Manhattan Corp.........        194,000
     4,000   Crestar Financial Corp.......        236,500
     4,000   Mercantile Bancorporation,
               Inc........................        184,000
                                            -------------
                                                1,137,125
                                            -------------
             BEVERAGES - SOFT DRINKS (0.9%)
     6,000   PepsiCo Inc..................        335,250
                                            -------------
             BIOTECHNOLOGY (4.1%)
     5,500   Amgen Inc.*..................        325,875
     3,500   Biochem Pharma, Inc.*........        140,000
     3,800   Biogen Inc.*.................        231,800
     4,000   Centocor, Inc.*..............        123,500
     6,000   Cephalon Inc.*...............        244,500
     1,000   Chiron Corp.*................        110,500
     6,000   Gilead Sciences, Inc.*.......        192,000
    10,000   IDEC Pharmaceuticals
               Corp.*.....................        192,500
                                            -------------
                                                1,560,675
                                            -------------
             CABLE/CELLULAR (0.3%)
     4,950   Ericsson (L.M.) Telephone Co.
               AB
               (ADR) (Sweden).............         95,906
                                            -------------
             CAPITAL GOODS (2.6%)
     4,000   AlliedSignal, Inc............        190,000
     4,400   Lockheed Martin Corp.........        347,600
     6,800   Loral Corp...................        240,550
     3,000   Sunstrand Corp...............        211,125
                                            -------------
                                                  989,275
                                            -------------
             CHEMICALS (0.8%)
     2,500   Monsanto Co..................        306,250
                                            -------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (1.1%)
     3,000   Ascend Communications,
               Inc.*......................        243,375
     2,500   Cisco Systems, Inc.*.........        186,563
                                            -------------
                                                  429,938
                                            -------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             COMMUNICATIONS - SOFTWARE & SERVICES (0.5%)
     3,000   America Online, Inc.*........  $     111,750
     2,100   CKS Group, Inc.*.............         81,375
                                            -------------
                                                  193,125
                                            -------------
             COMMUNICATIONS PRODUCTS & SERVICES (1.3%)
     1,500   Adobe Systems, Inc...........         93,000
     1,300   Intuit, Inc.*................        101,400
     2,000   Spyglass, Inc.*..............        112,000
     4,500   Sun Microsystems, Inc.*......        205,313
                                            -------------
                                                  511,713
                                            -------------
             COMPUTER EQUIPMENT (0.3%)
     3,000   Diamond Multimedia Systems
               Inc.*......................        107,625
                                            -------------
             COMPUTER SERVICES (1.0%)
     2,800   Computer Sciences Corp.*.....        196,700
     2,860   First Data Corp..............        191,263
                                            -------------
                                                  387,963
                                            -------------
             COMPUTER SOFTWARE (0.7%)
       500   Macromedia, Inc.*............         25,938
     3,000   Medic Computer Systems,
               Inc.*......................        180,750
     1,000   PeopleSoft, Inc.*............         42,500
                                            -------------
                                                  249,188
                                            -------------
             CONSUMER BUSINESS SERVICES (2.6%)
     6,000   Accustaff, Inc.*.............        259,500
     4,000   Alternative Resources
               Corp.*.....................        118,000
     2,500   Automatic Data Processing,
               Inc........................        185,625
     2,000   DST Systems, Inc.*...........         57,000
     4,000   General Motors Corp. (Class
               E).........................        208,000
     3,000   Reuters Holdings PLC (ADR)
               (United Kingdom)...........        165,750
                                            -------------
                                                  993,875
                                            -------------
             CONSUMER PRODUCTS (7.5%)
     3,500   Clorox Co....................        250,688
     4,000   Coca Cola Co.................        297,000
    11,000   Coca-Cola Enterprises,
               Inc........................        294,250
     9,000   Estee Lauder Companies (Class
               A)*........................        313,875
     9,000   Interstate Bakeries Corp.....        201,375
     3,000   Kimberly-Clark Corp..........        248,250
     4,000   Mondavi  (Robert) Corp. (The)
               (Class A)*.................        110,000
     3,500   Procter & Gamble Co..........        290,500
     8,000   Ralston-Ralston Purina
               Group......................        498,999
     6,000   Sara Lee Corp................        191,250
     6,000   Sysco Corp...................        195,000
                                            -------------
                                                2,891,187
                                            -------------

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             CONSUMER PRODUCTS & SERVICES (1.9%)
     2,000   Duracell International,
               Inc........................  $     103,500
     3,000   Luxottica Group SpA (ADR)
               (Italy)....................        175,500
     3,000   Oakley, Inc.*................        102,000
     8,000   Service Corp.
               International..............        352,000
                                            -------------
                                                  733,000
                                            -------------
             DRUGS (4.9%)
     4,000   American Home Products
               Corp.*.....................        388,000
     5,000   Bristol-Myers Squibb Co......        429,375
     9,000   Pfizer, Inc..................        566,999
     7,000   SmithKline Beecham PLC (ADR)
               (United Kingdom)...........        388,500
     2,000   Teva Pharmaceutical
               Industries Ltd. (ADR)
               (Israel)...................         92,500
                                            -------------
                                                1,865,374
                                            -------------
             ENERGY (1.2%)
     4,000   Apache Corp..................        118,000
     7,000   Enron Corp...................        266,875
     3,000   Enron Oil & Gas Co...........         72,000
                                            -------------
                                                  456,875
                                            -------------
             ENTERTAINMENT (2.3%)
     7,400   C U C International, Inc.*...        252,525
     2,000   Extended Stay America,
               Inc.*......................         53,500
     3,000   Scholastic Corp.*............        233,250
     6,000   Walt Disney Co...............        354,000
                                            -------------
                                                  893,275
                                            -------------
             FINANCIAL - MISCELLANEOUS (5.9%)
     4,000   Ahmanson (H.F.) & Co.........        106,000
     9,000   Bear Stearns Companies,
               Inc........................        178,875
     8,000   Countrywide Credit
               Industries, Inc............        174,000
     5,000   Federal Home Loan Mortgage
               Corp.......................        417,500
     4,250   Federal   National   Mortgage
               Association................        527,530
     3,900   Golden West Financial
               Corp.......................        215,475
     3,000   Green Tree Financial Corp....         79,125
     4,500   Merrill Lynch & Co., Inc.....        229,500
     2,000   MGIC Investment Corp.........        108,500
     3,000   Morgan Stanley Group, Inc....        241,875
                                            -------------
                                                2,278,380
                                            -------------
             HEALTH MAINTENANCE ORGANIZATIONS (3.4%)
    11,000   Healthsource, Inc.*..........        396,000
     4,500   Pacificare Health Systems,
               Inc.*......................        391,500
     3,500   U.S. Healthcare, Inc.........        162,313
     5,500   United Healthcare Corp.......        360,250
                                            -------------
                                                1,310,063
                                            -------------
             HEALTHCARE - DRUGS (1.3%)
     6,000   Lilly (Eli) & Co.............        337,500
     4,000   Pharmacia & Upjohn, Inc......        155,000
                                            -------------
                                                  492,500
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------

             HEALTHCARE PRODUCTS & SERVICES (2.1%)
     4,700   HBO & Co.....................  $     358,375
     3,000   Health Management Associates,
               Inc. (Class A)*............         78,375
     3,000   Medaphis Corp.*..............        111,000
     4,500   Shared Medical Systems
               Corp.......................        243,000
                                            -------------
                                                  790,750
                                            -------------
             HOME BUILDING (0.6%)
    11,250   Clayton Homes, Inc...........        240,469
                                            -------------
             HOSPITAL MANAGEMENT & HEALTH MAINTENANCE
               ORGANIZATIONS (0.4%)
     4,000   Compdent Corporation*........        166,000
                                            -------------
             HOUSING RELATED (1.3%)
     6,000   American Standard
               Companies*.................        168,000
     4,000   Lennar Corp..................        100,500
     5,600   Oakwood Homes Corp...........        214,900
                                            -------------
                                                  483,400
                                            -------------
             INSURANCE (7.6%)
     2,000   Ace Ltd......................         79,500
     4,000   Aetna Life & Casualty Co.....        277,000
     2,500   Chubb Corp...................        241,875
     4,000   CIGNA Corp...................        412,999
     2,000   CNA Financial Corp.*.........        227,000
     4,000   Exel, Ltd....................        244,000
     2,000   General Re Corp..............        310,000
    14,000   Prudential Reinsurance
               Holdings, Inc..............        327,250
     4,000   SunAmerica Inc...............        190,000
     5,500   Travelers Group, Inc.........        345,813
     5,000   Vesta Insurance Group,
               Inc........................        272,500
                                            -------------
                                                2,927,937
                                            -------------
             MEDIA GROUP (1.7%)
     6,400   Clear Channel Communications,
               Inc.*......................        282,400
    10,000   Infinity Broadcasting
               Corp.*.....................        372,500
                                            -------------
                                                  654,900
                                            -------------
             MEDICAL PRODUCTS & SUPPLIES (4.6%)
     3,000   Becton, Dickinson & Co.......        225,000
     4,000   Boston Scientific Corp.*.....        196,000
     9,000   Guidant Corp.................        380,250
     5,000   IDEXX Laboratories, Inc.*....        232,500
     4,000   Medtronic Inc................        223,500
     5,700   St. Jude Medical, Inc.*......        243,675
     6,000   Target Therapeutics, Inc.*...        256,500
                                            -------------
                                                1,757,425
                                            -------------
             MEDICAL SERVICES (0.2%)
     3,000   Healthsouth Corp.*...........         87,375
                                            -------------
             MISCELLANEOUS (0.9%)
     6,300   Thermo Electron Corp.*.......        327,600
                                            -------------
             MULTI-LINE INSURANCE (0.9%)
     3,700   American International Group,
               Inc........................        342,250
                                            -------------

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             PHARMACEUTICALS (1.7%)
     3,100   Johnson & Johnson............  $     265,438
     6,000   Merck & Co., Inc.............        394,500
                                            -------------
                                                  659,938
                                            -------------
             RESTAURANTS (0.9%)
     5,000   Boston Chicken, Inc.*........        160,000
     8,000   Starbucks Corp.*.............        167,000
                                            -------------
                                                  327,000
                                            -------------
             RETAIL (4.1%)
     6,000   Eckerd Corp.*................        267,750
    10,000   General Nutrition Companies,
               Inc.*......................        230,000
     8,500   Gucci Group NV (ADR)
               (Italy)*...................        330,438
     3,000   Safeway, Inc.*...............        154,500
     5,000   St. John Knits, Inc..........        265,625
     4,000   Tiffany & Co.................        201,500
     4,000   Walgreen Co..................        119,500
                                            -------------
                                                1,569,313
                                            -------------
             RETAIL - SPECIALTY (0.1%)
     2,000   Staples, Inc.*...............         48,750
                                            -------------
             SHOES (0.7%)
     8,000   Wolverine World Wide, Inc....        252,000
                                            -------------
             TELECOMMUNICATION EQUIPMENT (0.7%)
     6,400   Picturetel Corp.*............        274,400
                                            -------------
             TELECOMMUNICATIONS (2.9%)
     4,000   ADC Telecommunications,
               Inc.*......................        145,000
     4,000   AT&T Corp....................        259,000
     2,500   Cascade Communications
               Corp.*.....................        212,500
     1,500   Shiva Corp.*.................        109,125
     2,000   Stratacom, Inc.*.............        146,000
     6,900   WorldCom Inc.*...............        243,225
                                            -------------
                                                1,114,850
                                            -------------
             TRANSPORTATION (0.5%)
     2,600   Burlington Northern Santa Fe
               Corp.......................        202,800
                                            -------------
             UTILITIES - ELECTRIC (0.8%)
     5,000   Portland General Corp........        145,625
     5,000   Scana Corp...................        143,125
                                            -------------
                                                  288,750
                                            -------------
             TOTAL COMMON STOCKS
               (IDENTIFIED COST
               $30,209,869)...............     32,630,894
                                            -------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                      VALUE
-----------                                 -------------
             U.S. GOVERNMENT OBLIGATIONS (12.3%)
 $   2,175   U.S. Treasury Note Principal
               Strip 0.00% due 05/15/18...  $     538,061
     2,900   U.S. Treasury Note Principal
               Strip 0.00% due 08/15/18...        706,249
     1,880   U.S. Treasury Note Principal
               Strip 0.00% due 02/15/19...        443,777
     4,840   U.S. Treasury Note Principal
               Strip 0.00% due 05/15/19...      1,124,892
     5,540   U.S. Treasury Note Principal
               Strip 0.00% due 08/15/19...      1,267,544
     2,820   U.S. Treasury Note Principal
               Strip 0.00% due 11/15/19...        635,274
                                            -------------
             TOTAL U.S. GOVERNMENT
               OBLIGATIONS (IDENTIFIED
               COST $4,254,615)...........      4,715,797
                                            -------------

             SHORT-TERM INVESTMENT (A) (3.7%)
             U.S. GOVERNMENT AGENCY
     1,400   Federal Home Loan Mortgage
               Corp. 5.75% due 01/02/96
               (Amortized Cost
               $1,399,776)................      1,399,776
                                            -------------

TOTAL INVESTMENTS (IDENTIFIED
  COST
  $35,864,260) (B)............      101.3%     38,746,467

LIABILITIES IN EXCESS OF CASH
  AND OTHER ASSETS............       (1.3)       (511,681)
                                ----------  -------------
NET ASSETS....................      100.0%  $  38,234,786
                                ----------  -------------
                                ----------  -------------

----------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             COMMON AND PREFERRED STOCKS (87.8%)
             ARGENTINA (0.5%)
             AUTOMOTIVE
     4,000   Ciadea S.A.*.................  $      20,517
                                            -------------
             FOODS & BEVERAGES
     2,800   Quilmes Industrial S.A.......         43,680
                                            -------------
             TELECOMMUNICATIONS
       800   Telefonica de Argentina S.A.
               (ADR)......................         21,800
                                            -------------
             TOTAL ARGENTINA..............         85,997
                                            -------------
             BRAZIL (0.5%)
             SUPERMARKETS
     5,000   Companhia Brasileiras de
               Distribuicao (ADR) - 144A*
               **.........................         51,250
                                            -------------
             TELECOMMUNICATIONS
       300   Telecomunicacoes Brasileiras
               S.A. (ADR).................         14,213
                                            -------------
             UTILITIES - ELECTRIC
       550   Companhia Energetica de Minas
               Gerais (ADR) - 144A* **....         12,100
                                            -------------
             TOTAL BRAZIL.................         77,563
                                            -------------
             CANADA (0.5%)
             METALS & MINING
     1,400   Barrick Gold Corp............         36,964
                                            -------------
             OIL
     1,500   Suncor, Inc..................         47,030
                                            -------------
             TOTAL CANADA.................         83,994
                                            -------------
             CHILE (0.9%)
             BANKS
     3,000   Banco de A. Edwards (ADR)*...         58,875
                                            -------------
             CONGLOMERATES
     2,200   Madeco S.A. (ADR)............         59,400
                                            -------------
             FOODS & BEVERAGES
       500   Embotelladora Andina S.A.
               (ADR)......................         18,063
                                            -------------
             TELECOMMUNICATIONS
       300   Compania de
               Telecommunicaciones de
               Chile S.A. (ADR)...........         24,863
                                            -------------
             TOTAL CHILE..................        161,201
                                            -------------
             FRANCE (2.5%)
             APPAREL
       200   Hermes International.........         37,509
                                            -------------
             BANKING
       700   Credit Commercial de
               France.....................         35,660
       350   Credit Local de France.......         27,969
       300   Societe Generale.............         36,999
                                            -------------
                                                  100,628
                                            -------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------

             BUILDING MATERIALS
       300   Compagnie de Saint-Gobain....  $      33,146
                                            -------------
             BUSINESS & PUBLIC SERVICES
       200   Compagnie Generale des
               Eaux.......................         19,933
                                            -------------
             ENGINEERING & CONSTRUCTION
       200   Bouygues S.A.................         20,112
                                            -------------
             FOODS & BEVERAGES
       160   LVMH Moet-Hennessy Louis
               Vuitton....................         33,269
                                            -------------
             HEALTH & PERSONAL CARE
       100   L'Oreal......................         26,725
                                            -------------
             INSURANCE
       400   AXA..........................         26,909
                                            -------------
             MACHINERY - DIVERSIFIED
       110   Sidel S.A....................         34,219
                                            -------------
             PHARMACEUTICALS
       550   Sanofi S.A...................         35,194
                                            -------------
             RETAIL
        50   Carrefour Supermarche........         30,282
       180   Castorama Dubois.............         29,428
                                            -------------
                                                   59,710
                                            -------------
             TOTAL FRANCE.................        427,354
                                            -------------
             GERMANY (2.0%)
             AUTO RELATED
       300   Kiekert AG*..................         17,781
                                            -------------
             AUTOMOTIVE
        30   Bayerische    Motoren   Werke
               (BMW) AG...................         15,339
       100   Volkswagen AG................         33,363
                                            -------------
                                                   48,702
                                            -------------
             BUSINESS SERVICES
       600   SAP AG (Pref.)...............         90,574
                                            -------------
             CHEMICALS
       140   Bayer AG.....................         36,863
                                            -------------
             MACHINERY - DIVERSIFIED
       200   Jungheinrich AG (Pref.)......         28,383
       200   Mannesmann AG................         63,541
                                            -------------
                                                   91,924
                                            -------------
             PHARMACEUTICALS
       100   Gehe AG......................         50,783
                                            -------------
             TOTAL GERMANY................        336,627
                                            -------------
             HONG KONG (4.2%)
             BANKING
    10,000   Guoco Group Ltd..............         48,241
     6,000   Hang Seng Bank Ltd...........         53,738
     5,270   HSBC Holdings PLC............         79,745
                                            -------------
                                                  181,724
                                            -------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             BUSINESS SERVICES
    40,000   First Pacific Co. Ltd........  $      44,490
                                            -------------
             CONGLOMERATES
    35,000   Hutchison Whampoa, Ltd.......        213,204
     6,500   Swire Pacific Ltd. (Class
               A).........................         50,440
                                            -------------
                                                  263,644
                                            -------------
             HOTELS
    14,000   Harbour Centre Development...         16,205
                                            -------------
             REAL ESTATE
    17,000   Cheung Kong (Holdings)
               Ltd........................        103,557
    11,000   New World Development Co.
               Ltd........................         47,944
     6,000   Sun Hung Kai Properties
               Ltd........................         49,082
                                            -------------
                                                  200,583
                                            -------------
             TRANSPORTATION
    10,000   Cathay Pacific Airways.......         15,261
                                            -------------
             TOTAL HONG KONG..............        721,907
                                            -------------
             INDONESIA (0.3%)
             TELECOMMUNICATIONS
     1,500   PT Indosat (ADR).............         54,750
                                            -------------
             ITALY (1.3%)
             CONSUMER PRODUCTS
     2,000   De Rigo SpA (ADR)*...........         45,500
     1,000   Gucci Group NV (ADR)*........         38,875
                                            -------------
                                                   84,375
                                            -------------
             OIL & GAS
     2,500   Ente Nazionale Idrocarburi
               SpA
               (ADR)*.....................         85,625
                                            -------------
             TELECOMMUNICATIONS
    15,000   Telecom Italia Mobile SpA*...         26,409
    15,000   Telecom Italia SpA...........         23,339
                                            -------------
                                                   49,748
                                            -------------
             TOTAL ITALY..................        219,748
                                            -------------
             JAPAN (26.4%)
             AUTO PARTS
     1,000   Autobacs Seven Co............         83,019
                                            -------------
             AUTOMOTIVE
    11,000   Mitsubishi Motors Corp.......         89,511
     6,000   Suzuki Motor Co. Ltd.........         66,763
                                            -------------
                                                  156,274
                                            -------------
             BANKING
    10,000   Asahi Bank, Ltd..............        125,785
     5,000   Sanwa Bank, Ltd..............        101,597
     5,000   Sumitomo Bank................        105,951
     4,000   Sumitomo Trust & Banking.....         56,507
                                            -------------
                                                  389,840
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             BUILDING & CONSTRUCTION
     1,000   Chudenko Corp................  $      34,253
     1,000   Mitsui Home Co., Ltd.........         15,965
    10,000   Nishimatsu Construction
               Co.........................        117,077
     7,000   Sekisui House Ltd............         89,405
                                            -------------
                                                  256,700
                                            -------------
             BUILDING MATERIALS
     3,000   Tostem Corp..................         99,565
                                            -------------
             BUSINESS SERVICES
     5,000   Dai Nippon Printing Co.
               Ltd........................         84,664
     2,000   Secom Co.....................        138,944
                                            -------------
                                                  223,608
                                            -------------
             CHEMICALS
     7,000   Asahi Chemical Industry Co.
               Ltd........................         53,508
     9,000   Kaneka Corp..................         56,691
    10,000   Nippon Shokubai K.K. Co......         97,726
     2,000   Shin-Etsu Chemical Co........         41,413
                                            -------------
                                                  249,338
                                            -------------
             CONSUMER PRODUCTS
     6,000   Kao Corp.....................         74,311
                                            -------------
             ELECTRONICS
     1,000   Alpine Electronics Inc.......         16,836
     5,000   Canon, Inc...................         90,469
     5,000   Hitachi, Ltd.................         50,314
     4,000   Matsushita Electric
               Industrial Co. Ltd.........         65,022
     1,000   Mitsui High-Tec..............         26,125
     1,000   Mitsumi Electric Co. Ltd.....         24,093
     7,000   NEC Corp.....................         85,341
     2,000   Nitto Denko Corp.............         30,963
                                            -------------
                                                  389,163
                                            -------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS
     1,000   Kyocera Corp.................         74,214
     2,000   Rohm Co., Ltd................        112,821
     4,000   Ryoyo Electro Corp...........         91,340
                                            -------------
                                                  278,375
                                            -------------
             FINANCIAL SERVICES
     3,000   Nomura Securities Co.,
               Ltd........................         65,312
     3,000   Orix Corp....................        123,366
     2,000   Promise Co., Ltd.............         96,178
                                            -------------
                                                  284,856
                                            -------------
             FOOD PROCESSING
     1,000   Stamina Foods................         13,643
                                            -------------
             HEALTH & PERSONAL CARE
     1,000   Yamanouchi Pharmaceutical
               Co.........................         21,480
                                            -------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             INSURANCE
     5,000   Dai-Tokyo Fire & Marine
               Insurance Co. Ltd..........  $      38,123
     7,000   Tokio Marine & Fire Insurance
               Co.........................         91,437
                                            -------------
                                                  129,560
                                            -------------
             INTERNATIONAL TRADE
     5,000   Mitsubishi Corp..............         61,442
    13,000   Mitsui & Co..................        113,962
                                            -------------
                                                  175,404
                                            -------------
             MACHINE TOOLS
     7,000   Asahi Diamond Industries Co.
               Ltd........................         98,210
                                            -------------
             MACHINERY
     1,000   Aichi Corp...................          8,863
     5,000   Daifuku Co. Ltd..............         70,634
     1,000   Fanuc, Ltd...................         43,251
     9,000   Komatsu Ltd..................         74,020
     1,000   Mabuchi Motor Co.............         62,119
     5,000   Minebea Co., Ltd.............         41,896
    11,000   Mitsubishi Heavy Industries,
               Ltd........................         87,596
     1,000   Nippon Thompson Co...........          8,805
     1,000   Nitto Electric Works.........         14,320
     7,000   NSK Ltd......................         50,798
                                            -------------
                                                  462,302
                                            -------------
             MANUFACTURING
     1,000   Bridgestone Metalpha Corp....         11,321
     9,000   Hitachi Cable................         63,657
     2,000   Nippon Electric Glass Co.,
               Ltd........................         37,929
                                            -------------
                                                  112,907
                                            -------------
             METALS & MINING
    25,000   Nippon Steel Co..............         85,631
                                            -------------
             NATURAL GAS
    11,000   Osaka Gas Co.................         37,997
                                            -------------
             PHARMACEUTICALS
     6,000   Eisai Co. Ltd................        105,080
                                            -------------
             REAL ESTATE
     1,000   Cesar Co.....................          7,828
     4,000   Mitsui Fudosan Co............         49,153
    10,000   Sumitomo Realty &
               Development................         70,634
                                            -------------
                                                  127,615
                                            -------------
             RETAIL
     1,000   Honma Golf Co. Ltd.*.........         22,835
     1,000   Ito-Yokado Co. Ltd...........         61,538
     4,000   Izumiya Co. Ltd..............         64,635
     1,000   Xebio Co. Ltd................         35,317
                                            -------------
                                                  184,325
                                            -------------
             TELECOMMUNICATIONS
        10   Nippon Telegraph &  Telephone
               (ADR)......................         80,793
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             TEXTILES - APPAREL
     5,000   Kuraray Co. Ltd..............  $      54,669
     4,000   Tokyo Style..................         68,505
                                            -------------
                                                  123,174
                                            -------------
             TRANSPORTATION
        12   East Japan Railway Co........         58,287
    12,000   Yamato Transport Co. Ltd.....        142,815
                                            -------------
                                                  201,102
                                            -------------
             UTILITIES - ELECTRIC
     3,020   Kyushu Electric Power........         71,299
                                            -------------
             TOTAL JAPAN..................      4,515,571
                                            -------------
             MALAYSIA (1.8%)
             BANKING
    11,000   DCB Holdings Berhad..........         32,066
     4,000   Malayan Banking Berhad.......         33,721
    17,000   Public Bank Berhad...........         32,547
                                            -------------
                                                   98,334
                                            -------------
             BUILDING & CONSTRUCTION
     5,000   United Engineers Malaysia
               Berhad.....................         31,909
                                            -------------
             ENTERTAINMENT
     4,000   Genting Berhad...............         33,406
                                            -------------
             MACHINERY
     6,000   UMW Holdings Berhad..........         16,072
                                            -------------
             NATURAL GAS
    10,000   Petronas Gas Berhad*.........         34,075
                                            -------------
             TELECOMMUNICATIONS
    12,000   Technology Resources
               Industries Berhad*.........         35,454
                                            -------------
             TOBACCO
    15,000   RJ Reynolds Berhad...........         34,568
                                            -------------
             UTILITIES - ELECTRIC
     8,000   Tenaga Nasional Berhad.......         31,515
                                            -------------
             TOTAL MALAYSIA...............        315,333
                                            -------------
             MEXICO (0.5%)
             BANKING
    70,000   Grupo Financiero Bancomer
               S.A. de C.V. (B Shares)*...         19,779
                                            -------------
             BUILDING & CONSTRUCTION
     1,000   Empresas ICA Sociedad
               Controladora S.A. de C.V.
               (ADR)......................         10,250
                                            -------------
             BUILDING MATERIALS
     4,000   Apasco S.A. de C.V...........         16,432
       600   Cemex S.A. de C.V. (B
               Shares)....................          2,160
                                            -------------
                                                   18,592
                                            -------------
             METALS & MINING
     2,100   Tubos de Acero de Mexico S.A.
               (ADR)*.....................         14,700
                                            -------------
             RETAIL
    15,000   Cifra S.A. de C.V. (C
               Shares)*...................         15,234
                                            -------------
             TOTAL MEXICO.................         78,555
                                            -------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             NETHERLANDS (0.4%)
             INSURANCE
       800   Aegon NV.....................  $      35,345
                                            -------------
             PUBLISHING
       300   Ver Ned Uitgev NV............         41,126
                                            -------------
             TOTAL NETHERLANDS............         76,471
                                            -------------
             SINGAPORE (2.5%)
             BANKING
     4,500   Development Bank of
               Singapore, Ltd.............         56,019
     5,000   United Overseas Bank, Ltd....         48,097
                                            -------------
                                                  104,116
                                            -------------
             FOODS & BEVERAGES
     4,000   Fraser & Neave Ltd...........         50,927
                                            -------------
             MACHINERY - DIVERSIFIED
     5,000   Keppel Corp., Ltd............         44,561
                                            -------------
             PUBLISHING
     4,000   Singapore Press Holdings
               Ltd........................         70,731
                                            -------------
             REAL ESTATE
    17,000   DBS Land Ltd.................         57,476
     9,000   Singapore Land Ltd...........         58,247
                                            -------------
                                                  115,723
                                            -------------
             TRANSPORTATION
     4,000   Singapore Airlines Ltd.......         37,346
                                            -------------
             TOTAL SINGAPORE..............        423,404
                                            -------------
             SOUTH KOREA (0.1%)
             ELECTRONICS
       400   Samsung Electronics Co. (GDS)
               - 144A* **.................         24,000
                                            -------------
             SPAIN (1.6%)
             BANKS
     1,600   Banco Bilbao Vizcaya.........         57,491
                                            -------------
             ENGINEERING & CONSTRUCTION
     5,000   Uralita S.A..................         45,223
                                            -------------
             OIL - FOREIGN
     2,000   Repsol S.A...................         65,750
                                            -------------
             TELECOMMUNICATIONS
     1,300   Telefonica de Espana S.A.
               (ADR)......................         54,438
                                            -------------
             UTILITIES - ELECTRIC
     1,000   Empresa Nacional de
               Electricidad S.A...........         56,487
                                            -------------
             TOTAL SPAIN..................        279,389
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             SWEDEN (0.7%)
             AUTOMOTIVE
       700   Autoliv AB...................  $      40,891
                                            -------------
             MACHINERY
     2,300   Kalmar Industries AB.........         38,091
                                            -------------
             TELECOMMUNICATION EQUIPMENT
     2,200   Ericsson (L.M.) Telephone Co.
               AB (Series "B" Free).......         43,059
                                            -------------
             TOTAL SWEDEN.................        122,041
                                            -------------
             SWITZERLAND (0.5%)
             CONGLOMERATES
        20   BBC Brown Boveri AG..........         23,234
                                            -------------
             PHARMACEUTICALS
        30   Ciba-Geigy AG................         26,398
        30   Sandoz AG (Series B).........         27,620
                                            -------------
                                                   54,018
                                            -------------
             TOTAL SWITZERLAND............         77,252
                                            -------------
             UNITED KINGDOM (5.7%)
             AEROSPACE & DEFENSE
     2,315   British Aerospace PLC........         28,555
     2,600   Smiths Industries PLC........         25,631
                                            -------------
                                                   54,186
                                            -------------
             AUTO PARTS
     5,535   BBA Group PLC................         24,837
                                            -------------
             BANKING
     2,800   National Westminster Bank
               PLC........................         28,145
                                            -------------
             BEVERAGES
     2,300   Bass PLC.....................         25,615
     3,100   Guinness PLC.................         22,752
                                            -------------
                                                   48,367
                                            -------------
             BROADCAST MEDIA
     3,300   Flextech PLC*................         23,887
     8,500   General Cable PLC*...........         25,296
                                            -------------
                                                   49,183
                                            -------------
             BUILDING & CONSTRUCTION
     5,267   Blue Circle Industries PLC...         27,961
                                            -------------
             BUSINESS SERVICES
     3,400   Reuters Holdings PLC.........         31,067
     1,100   Securicor Group PLC (A
               Shares)....................         15,089
                                            -------------
                                                   46,156
                                            -------------
             CHEMICALS
     8,000   Albright & Wilson PLC........         19,592
                                            -------------
             CONGLOMERATES
     3,600   BTR PLC......................         18,358
                                            -------------
             CONSUMER PRODUCTS
     3,400   Vendome   Luxury   Group  PLC
               (Units)++..................         30,935
                                            -------------
             FOOD PROCESSING
     4,200   Associated British Foods
               PLC........................         24,022
                                            -------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             INSURANCE
     2,400   General Accident PLC.........  $      24,199
     4,869   Prudential Corp. PLC.........         31,282
     4,700   Royal Insurance Holdings
               PLC........................         27,792
                                            -------------
                                                   83,273
                                            -------------
             LEISURE
     3,500   Granada Group PLC............         34,991
     7,500   Tomkins PLC..................         32,724
                                            -------------
                                                   67,715
                                            -------------
             MANUFACTURING
     2,500   IMI PLC......................         12,729
                                            -------------
             METALS & MINING
     2,200   Antofagasta Holdings PLC.....          9,719
                                            -------------
             NATURAL GAS
     4,000   British Gas PLC..............         15,748
                                            -------------
             OIL
    13,500   British Petroleum Co. PLC....        112,681
                                            -------------
             PHARMACEUTICALS
     4,100   Glaxo Wellcome PLC...........         58,148
     6,500   Medeva PLC...................         27,203
                                            -------------
                                                   85,351
                                            -------------
             RETAIL
     3,600   Boots Co. PLC................         32,671
     5,500   Next PLC.....................         38,874
                                            -------------
                                                   71,545
                                            -------------
             TELECOMMUNICATIONS
    11,300   British Telecommunications
               PLC........................         62,003
    10,000   Vodafone Group PLC...........         35,805
                                            -------------
                                                   97,808
                                            -------------
             TRANSPORTATION
     2,500   British Airways PLC..........         18,058
                                            -------------
             UTILITIES
     2,700   Thames Water PLC.............         23,499
                                            -------------
             TOTAL UNITED KINGDOM.........        969,868
                                            -------------
             UNITED STATES (34.8%)
             ALUMINUM
     1,650   Aluminum Co. of America......         87,244
                                            -------------
             AUTOMOTIVE
     1,050   Chrysler Corp................         58,144
     1,200   General Motors Corp..........         63,450
                                            -------------
                                                  121,594
                                            -------------
             BANKS
     1,600   BankAmerica Corp.............        103,600
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------

             BANKS - MONEY CENTER
       980   Chemical Banking Corp........  $      57,575
       830   Citicorp.....................         55,818
                                            -------------
                                                  113,393
                                            -------------
             BANKS - THRIFT INSTITUTIONS
     3,900   California Federal Bank*.....         61,425
                                            -------------
             BEVERAGES - SOFT DRINKS
     2,000   PepsiCo Inc..................        111,750
                                            -------------
             BIOTECHNOLOGY
     4,000   Autoimmune, Inc.*............         44,000
     1,100   Biochem Pharma, Inc.*........         44,000
     1,000   Chiron Corp.*................        110,500
     2,300   Regeneron Pharmaceutical,
               Inc.*......................         29,038
                                            -------------
                                                  227,538
                                            -------------
             BROKERAGE
     1,050   Merrill Lynch & Co., Inc.....         53,550
       680   Morgan Stanley Group, Inc....         54,825
                                            -------------
                                                  108,375
                                            -------------
             BUSINESS SYSTEMS
     1,200   General Motors Corp. (Class
               E).........................         62,400
                                            -------------
             CHEMICALS
     1,500   Dow Chemical Co..............        105,563
     1,300   Georgia Gulf Corp............         39,975
       900   Monsanto Co..................        110,250
     1,700   Praxair, Inc.................         57,163
     2,700   Williams Companies, Inc......        118,463
                                            -------------
                                                  431,414
                                            -------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE
     1,150   Cisco Systems, Inc.*.........         85,819
                                            -------------
             COMPUTER SOFTWARE
     1,590   Computer Associates
               International, Inc.........         90,431
                                            -------------
             COMPUTERS - PERIPHERAL EQUIPMENT
     1,100   Seagate Technology, Inc.*....         52,250
                                            -------------
             COMPUTERS - SYSTEMS
     1,050   Hewlett-Packard Co...........         87,938
       600   International Business
               Machines Corp..............         55,050
     1,600   Silicon Graphics, Inc.*......         44,000
                                            -------------
                                                  186,988
                                            -------------
             CONSUMER PRODUCTS
     1,200   Tambrands, Inc.*.............         57,300
                                            -------------
             DRUGS
     3,100   Abbott Laboratories..........        129,424
       660   American Home Products
               Corp.......................         64,020
                                            -------------
                                                  193,444
                                            -------------
             ELECTRONIC COMPONENTS
     1,200   Komag Inc.*..................         54,750
                                            -------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS
     1,500   Intel Corp...................  $      85,125
     1,500   Motorola, Inc................         85,500
     1,600   Texas Instruments Inc........         82,800
                                            -------------
                                                  253,425
                                            -------------
             FINANCE - CONSUMER
     1,940   Beneficial Corp..............         90,453
                                            -------------
             FINANCIAL - MISCELLANEOUS
     1,650   Federal Home Loan Mortgage
               Corp.......................        137,774
     1,050   Federal   National   Mortgage
               Association................        130,331
     1,100   Golden West Financial
               Corp.......................         60,775
                                            -------------
                                                  328,880
                                            -------------
             FINANCIAL SERVICES
     1,500   SunAmerica Inc...............         71,250
       960   Travelers Group, Inc.........         60,360
                                            -------------
                                                  131,610
                                            -------------
             FOODS & BEVERAGES
     1,130   General Mills, Inc...........         65,258
                                            -------------
             HOSPITAL MANAGEMENT
     1,450   U.S. Healthcare, Inc.........         67,244
                                            -------------
             HOUSEHOLD APPLIANCES
     1,500   Whirlpool Corp...............         79,875
                                            -------------
             HOUSEHOLD PRODUCTS
     1,350   Colgate-Palmolive Co.........         94,838
     1,100   Procter & Gamble Co..........         91,300
                                            -------------
                                                  186,138
                                            -------------
             INSURANCE
       900   American International Group,
               Inc........................         83,250
       540   CIGNA Corp...................         55,755
                                            -------------
                                                  139,005
                                            -------------
             MEDICAL PRODUCTS & SUPPLIES
     2,000   Medtronic, Inc...............        111,750
                                            -------------
             METALS & BASIC MATERIALS
     1,700   Phelps Dodge Corp............        105,825
                                            -------------
             NATURAL GAS
     3,000   Pacific Enterprises..........         84,750
                                            -------------
             OFFICE EQUIPMENT
     1,900   Alco Standard Corp...........         86,688
                                            -------------
             OIL DRILLING & SERVICES
     1,600   Schlumberger Ltd. (ADR)
               (Netherlands Antilles).....        110,800
                                            -------------
             OIL INTEGRATED - INTERNATIONAL
     1,150   Chevron Corp.................         60,375
       780   Exxon Corp...................         62,498
     1,000   Mobil Corp...................        111,999
       870   Texaco, Inc..................         68,295
                                            -------------
                                                  303,167
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             PHARMACEUTICALS
     1,300   Johnson & Johnson............  $     111,313
                                            -------------
             RETAIL - DEPARTMENT STORES
     1,350   Dayton-Hudson Corp...........        101,250
                                            -------------
             RETAIL - SPECIALTY
     3,000   Bed, Bath & Beyond, Inc.*....        115,874
     5,000   Price/Costco, Inc.*..........         76,250
                                            -------------
                                                  192,124
                                            -------------
             RETAIL - SPECIALTY APPAREL
     1,300   Gap, Inc.....................         54,600
                                            -------------
             SHOES
       950   Nike, Inc....................         66,144
                                            -------------
             STEEL & IRON
     5,400   Bethlehem Steel Corp.*.......         75,600
                                            -------------
             TELECOMMUNICATIONS
     1,550   Bell Atlantic Corp...........        103,656
     1,300   GTE Corp.....................         57,200
     3,500   Pacific Telesis Group........        117,687
                                            -------------
                                                  278,543
                                            -------------
             TOBACCO
     7,000   Dimon, Inc...................        123,375
                                            -------------
             UTILITIES - ELECTRIC
     3,300   Baltimore Gas & Electric
               Co.........................         94,050
     3,000   CINergy Corp.................         91,875
     3,000   Consolidated Edison Co. of
               New York, Inc..............         96,000
     2,500   Florida Progress Corp........         88,438
     2,700   General Public Utilities
               Corp.......................         91,800
     3,700   Houston Industries, Inc......         89,725
     3,500   Kansas City Power & Light
               Co.........................         91,438
                                            -------------
                                                  643,326
                                            -------------
             TOTAL UNITED STATES..........      5,940,858
                                            -------------
             VENEZUELA (0.1%)
             CHEMICALS
     2,000   Corimon S.A.C.A. (ADR)*......          7,500
                                            -------------
             TOTAL COMMON AND PREFERRED
               STOCKS (IDENTIFIED COST
               $14,413,833)...............     14,999,383
                                            -------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
                 SHORT-TERM INVESTMENT (A) (11.3%)
                 U.S. GOVERNMENT AGENCY
 $       1,930   Federal Home Loan Mortgage Corp. 5.75% due
                   01/02/96 (Amortized Cost $1,929,692).......  $  1,929,692
                                                                ------------
TOTAL INVESTMENTS (IDENTIFIED COST
  $16,343,525) (B)......................                           99.1 %  16,929,075
CASH AND OTHER ASSETS IN EXCESS OF
  LIABILITIES...........................                            0.9       145,228
                                                                 ------   -----------
NET ASSETS..............................                          100.0 % $17,074,303
                                                                 ------   -----------
                                                                 ------   -----------

----------------
ADR  AMERICAN DEPOSITORY RECEIPT.
GDS  GLOBAL DEPOSITORY SHARES.
 *   NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
++ CONSISTS OF MORE THAN ONE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; GENERALLY STOCKS WITH ATTACHED WARRANTS.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT DECEMBER 31, 1995:

                         IN
CONTRACTS             EXCHANGE           DELIVERY           UNREALIZED
TO DELIVER              FOR                DATE            APPRECIATION
----------           ----------          --------          ------------
 Y 114,654           $   1,111           01/05/96              $ 2
                                                                --
                                                                --

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                           PERCENT OF
INDUSTRY                        VALUE      NET ASSETS
----------------------------  ----------  -------------
Aerospace & Defense.........  $   54,186          0.3%
Aluminum....................      87,244          0.5
Apparel.....................      37,509          0.2
Auto Parts..................     107,856          0.6
Auto Related................      17,781          0.1
Automotive..................     387,978          2.3
Banking.....................     922,566          5.4
Banks.......................     219,966          1.3
Banks - Money Center........     113,393          0.7
Banks - Thrift
 Institutions...............      61,425          0.4
Beverages...................      48,367          0.3
Beverages - Soft Drinks.....     111,750          0.7
Biotechnology...............     227,538          1.3
Broadcast Media.............      49,183          0.3
Brokerage...................     108,375          0.6
Building & Construction.....     326,820          1.9
Building Materials..........     151,303          0.9
Business & Public
 Services...................      19,933          0.1
Business Services...........     404,828          2.4
Business Systems............      62,400          0.4
Chemicals...................     744,707          4.4
Communications - Equipment &
 Software...................      85,819          0.5
Computer Software...........      90,431          0.5
Computers - Peripheral
 Equipment..................      52,250          0.3
Computers - Systems.........     186,988          1.1
Conglomerates...............     364,636          2.1
Consumer Products...........     246,921          1.5
Drugs.......................     193,444          1.1
Electronic Components.......      54,750          0.3
Electronics.................     413,163          2.4
Electronics -
Semiconductors/Components...     531,800          3.1
Engineering &
 Construction...............      65,335          0.4
Entertainment...............      33,406          0.2
Finance - Consumer..........      90,453          0.5
Financial - Miscellaneous...     328,880          1.9
Financial Services..........     416,466          2.4
Food Processing.............     102,923          0.6
Foods & Beverages...........     145,939          0.9
Health & Personal Care......      48,205          0.3

                                           PERCENT OF
INDUSTRY                        VALUE      NET ASSETS
----------------------------  ----------  -------------
Hospital Management.........  $   67,244          0.4%
Hotels......................      16,205          0.1
Household Appliances........      79,875          0.5
Household Products..........     186,138          1.1
Insurance...................     414,092          2.4
International Trade.........     175,404          1.0
Leisure.....................      67,715          0.4
Machine Tools...............      98,210          0.6
Machinery...................     516,465          3.0
Machinery - Diversified.....     170,704          1.0
Manufacturing...............     125,636          0.7
Medical Products &
 Supplies...................     111,750          0.7
Metals & Basic Materials....     105,825          0.6
Metals & Mining.............     147,014          0.9
Natural Gas.................     172,570          1.0
Office Equipment............      86,688          0.5
Oil.........................     159,711          0.9
Oil & Gas...................      85,625          0.5
Oil - Foreign...............      65,750          0.4
Oil Drilling & Services.....     110,800          0.6
Oil Integrated -
 International..............     303,167          1.8
Pharmaceuticals.............     441,739          2.6
Publishing..................     111,857          0.7
Real Estate.................     443,921          2.6
Retail......................     330,814          1.9
Retail - Department
 Stores.....................     101,250          0.6
Retail - Specialty..........     192,124          1.1
Retail - Specialty
 Apparel....................      54,600          0.3
Shoes.......................      66,144          0.4
Steel & Iron................      75,600          0.4
Supermarkets................      51,250          0.3
Telecommunication
 Equipment..................      43,059          0.3
Telecommunications..........     712,410          4.2
Textiles - Apparel..........     123,174          0.7
Tobacco.....................     157,943          0.9
Transportation..............     271,767          1.6
U.S. Government Agency......   1,929,692         11.3
Utilities...................      23,499          0.1
Utilities - Electric........     814,727          4.8
                              ----------          ---
                              $16,929,075        99.1%
                              ----------          ---
                              ----------          ---

----------------------------------------------------------------

                                                                                                   PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE      NET ASSETS
------------------------------------------------------------------------------------  ----------  -------------
Common Stocks.......................................................................  $14,880,426        87.1%
Preferred Stocks....................................................................     118,957          0.7
Short-Term Investment...............................................................   1,929,692         11.3
                                                                                      ----------          ---
                                                                                      $16,929,075        99.1%
                                                                                      ----------          ---
                                                                                      ----------          ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             COMMON STOCKS (76.7%)
             AEROSPACE & DEFENSE (0.4%)
     6,400   Base Ten Systems, Inc. (Class
               A)*........................  $      70,400
                                            -------------
             BANKS (1.0%)
     1,600   Firstar Corp.................         63,400
     2,000   TR Financial Corp............         51,000
     2,600   Trustmark Corp...............         57,200
                                            -------------
                                                  171,600
                                            -------------
             BANKS - COMMERCIAL (0.3%)
     1,500   U.S. Bancorp.................         50,250
                                            -------------
             BIOTECHNOLOGY (1.9%)
     2,700   Cephalon Inc.*...............        110,024
    10,400   Creative Biomolecules,
               Inc.*......................         71,500
     1,200   Genetics Institute, Inc.*....         64,200
     1,210   Gilead Sciences, Inc.*.......         38,720
     4,500   OEC Medical Systems, Inc.*...         43,875
                                            -------------
                                                  328,319
                                            -------------
             BREWERY (0.3%)
     2,500   Boston Beer Company, Inc.*...         59,375
                                            -------------
             BROADCAST MEDIA (1.3%)
     2,920   Heftel Broadcasting Corp.*...         51,100
     2,000   Infinity Broadcasting
               Corp.*.....................         74,500
     1,200   SFX Broadcasting, Inc. (Class
               A)*........................         35,700
     3,500   Tele-Communications, Inc.*...         69,563
                                            -------------
                                                  230,863
                                            -------------
             BROKERAGE (0.4%)
     2,900   Edwards (A.G.), Inc..........         69,238
                                            -------------
             BUILDING MATERIALS (0.3%)
     2,000   NCI Building Systems,
               Inc.*......................         48,750
                                            -------------
             BUSINESS EQUIPMENT (0.5%)
     2,400   Checkpoint Systems, Inc.*....         89,699
                                            -------------
             BUSINESS SERVICES (0.3%)
     1,270   Gartner Group Inc. (Class
               A)*........................         60,643
                                            -------------
             BUSINESS SYSTEMS (1.0%)
     2,620   American  Management Systems,
               Inc.*......................         78,273
     1,600   DST Systems, Inc.*...........         45,600
     1,600   Zebra Technologies Corp.
               (Class A)*.................         54,400
                                            -------------
                                                  178,273
                                            -------------
             COMMERCIAL SERVICES (3.2%)
     1,600   Alternative Resources
               Corp.*.....................         47,200
     1,450   America Online, Inc.*........         54,013
     2,400   APAC Teleservices, Inc.*.....         79,800
     2,800   Career Horizons, Inc.*.......         92,399
     2,190   Danka Business Systems PLC
               (ADR) (United Kingdom).....         80,755
     1,650   Norrell Corp.................         48,469
     1,630   On Assignment, Inc.*.........         53,383
     6,100   Protection One, Inc.*........         61,000
     1,500   Sitel Corp.*.................         45,375
                                            -------------
                                                  562,394
                                            -------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (3.2%)
       600   3Com Corp.*..................  $      27,975
     1,100   Ascend Communications,
               Inc.*......................         89,237
     1,680   Bay Networks, Inc.*..........         68,880
       900   Cabletron Systems, Inc.*.....         72,900
       905   Cisco Systems, Inc.*.........         67,536
     1,620   Madge Networks NV
               (Netherlands)* ............         71,888
     1,000   Newbridge Networks Corp.*....         41,375
     1,220   Premisys Communications,
               Inc.*......................         68,320
       600   Stratacom, Inc...............         43,800
                                            -------------
                                                  551,911
                                            -------------
             COMMUNICATIONS - EQUIPMENT/MANUFACTURERS
               (2.2%)
     1,800   Adaptec, Inc.*...............         73,574
     1,690   ADC Telecommunictions,
               Inc.*......................         61,263
     1,500   Andrew Corp.*................         57,375
     4,970   Boston Technology, Inc.*.....         63,368
     3,200   Comverse Technology, Inc.*...         64,000
       660   U.S. Robotics Corp.*.........         57,750
                                            -------------
                                                  377,330
                                            -------------
             COMPUTER EQUIPMENT (1.0%)
     2,500   3D Systems Corp.*............         59,375
     2,300   International Rectifier
               Corp.*.....................         57,500
     2,100   Storage Technology Corp.*....         50,138
                                            -------------
                                                  167,013
                                            -------------
             COMPUTER SOFTWARE (7.1%)
     1,100   Adobe Systems, Inc...........         68,200
     3,000   Borland International,
               Inc.*......................         49,500
     1,500   Business Objects  S.A.  (ADR)
               (France)*..................         72,000
     3,150   Cheyenne Software, Inc.*.....         82,293
     1,300   Ciber, Inc.*.................         29,900
     2,400   Computron Software, Inc.*....         42,600
     4,800   Consilium, Inc.*.............         57,000
     2,000   Dialogic Corp.*..............         77,000
     2,400   Discreet Logic, Inc.*........         60,000
     2,000   FTP Software, Inc.*..........         58,000
     1,300   Fulcrum Technologies,
               Inc.*......................         40,300
     2,460   Informix Corp.*..............         73,800
       980   Kronos, Inc.*................         46,550
       840   Macromedia, Inc.*............         43,575
       760   Medic Computer Systems,
               Inc.*......................         45,790
     4,000   Micrografx, Inc.*............         52,500
       900   Pairgrain Technologies,
               Inc.*......................         48,825
     2,410   Progress Software Corp.*.....         89,169
     1,640   Project Software &
               Development, Inc.*.........         57,195
     1,900   Softkey International,
               Inc.*......................         43,463
     2,000   Sybase, Inc.*................         71,500
     1,000   Triple P NV (Netherlands)*...         10,000
                                            -------------
                                                1,219,160
                                            -------------

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             COMPUTER SOFTWARE & SERVICES (5.0%)
     2,500   Analysts International
               Corp.......................  $      75,000
     2,600   Checkfree Corp.*.............         55,250
       500   Citrix Systems, Inc.*........         16,250
     2,800   Clarify, Inc.*...............         83,300
     2,500   Computer Task Group, Inc.....         49,375
     5,500   Cooper & Chyan Technology,
               Inc.*......................         85,249
     3,750   Dendrite International,
               Inc.*......................         67,500
     4,000   Elcom International, Inc.*...         60,000
       500   Insignia Solutions, Inc.
               (ADR) (United Kingdom)*....          5,875
     1,600   Legato Systems, Inc.*........         48,800
       500   Netscape Communications
               Corp.*.....................         69,500
     2,700   Novadigm, Inc.*..............         75,600
       400   Objective Systems
               Integrators, Inc.*.........         21,800
     1,000   Premenos Technology Corp.*...         26,250
     3,000   Saville Systems Ireland PLC
               (ADR) (Ireland)*...........         42,375
     1,200   Sterling Software Inc.*......         74,850
                                            -------------
                                                  856,974
                                            -------------
             COMPUTERS (1.3%)
     1,000   Micros Systems, Inc.*........         49,250
     1,900   Mylex Corp.*.................         36,338
     2,000   NetStar, Inc.*...............         36,500
     1,500   Network Appliance, Inc.*.....         59,812
     3,000   Xircom, Inc.*................         37,125
                                            -------------
                                                  219,025
                                            -------------
             COMPUTERS - PERIPHERAL EQUIPMENT (0.9%)
     5,610   Exabyte Corp.*...............         82,045
     1,440   Seagate Technology, Inc.*....         68,400
                                            -------------
                                                  150,445
                                            -------------
             COMPUTERS - SYSTEMS (0.2%)
     1,260   VideoServer, Inc.*...........         39,690
                                            -------------
             CONSUMER PRODUCTS (0.2%)
     1,600   General Nutrition Companies,
               Inc.*......................         36,800
                                            -------------
             COSMETICS (0.5%)
     1,000   Estee Lauder Companies (Class
               A)*........................         34,875
     2,130   Thermolase Corp.*............         55,114
                                            -------------
                                                   89,989
                                            -------------
             DRUGS (0.6%)
     1,070   Genzyme Corp. General
               Division*..................         66,340
       820   Teva Pharmaceutical
               Industries Ltd. (ADR)
               (Israel)...................         37,925
                                            -------------
                                                  104,265
                                            -------------
             ELECTRICAL EQUIPMENT (0.6%)
     1,220   Fore Systems, Inc.*..........         72,438
     2,730   Methode Electronics, Inc.
               (Class A)..................         38,220
                                            -------------
                                                  110,658
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             ELECTRONIC COMPONENTS (1.0%)
     1,560   Adtran, Inc.*................  $      84,629
       710   Komag Inc.*..................         32,394
     1,400   Teltrend, Inc.*..............         65,450
                                            -------------
                                                  182,473
                                            -------------
             ELECTRONICS (0.3%)
     2,000   Franklin Electronic
               Publishers, Inc.*..........         59,000
                                            -------------
             ELECTRONICS - SEMICONDUCTORS (1.7%)
     2,500   ESS Technology, Inc.*........         57,500
     4,000   Integrated Device Technology,
               Inc.*......................         51,500
     1,020   KLA Instruments Corp.*.......         26,520
     1,330   LSI Logic Corp.*.............         43,558
     2,000   MEMC Electronic Materials,
               Inc.*......................         65,250
     1,800   Unitrode Corp.*..............         50,850
                                            -------------
                                                  295,178
                                            -------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS
               (1.0%)
     1,320   Altera Corp.*................         65,505
     2,570   Atmel Corp.*.................         56,861
     3,000   S3, Inc.*....................         52,500
                                            -------------
                                                  174,866
                                            -------------
             ENTERTAINMENT & LEISURE TIME (0.4%)
     5,040   Cinar  Films  Inc.  (Class B)
               (Canada)*..................         74,970
                                            -------------
             ENTERTAINMENT/GAMING (0.3%)
     1,810   Showboat, Inc................         47,739
                                            -------------
             ENVIRONMENTAL CONTROL (0.9%)
     1,400   Molten Metal Technology,
               Inc.*......................         45,500
     7,500   Philip  Environmental,   Inc.
               (Canada)*..................         45,938
     2,000   U.S.A. Waste Services,
               Inc.*......................         37,750
       700   United Waste Systems,
               Inc.*......................         25,725
                                            -------------
                                                  154,913
                                            -------------
             FINANCIAL SERVICES (0.9%)
       350   Aames Financial Corp.........          9,756
     4,990   Envoy Corp.*.................         85,454
     1,200   First USA, Inc...............         53,250
                                            -------------
                                                  148,460
                                            -------------
             HARDWARE & TOOLS (0.4%)
     1,100   Nucor Corp...................         62,838
                                            -------------
             HEALTH EQUIPMENT & SERVICES (0.2%)
       650   Nellcor Puritan Bennett,
               Inc.*......................         37,700
                                            -------------
             HEALTHCARE PRODUCTS & SERVICES (0.6%)
       605   HBO & Co.....................         46,131
     1,480   Medaphis Corp.*..............         54,760
                                            -------------
                                                  100,891
                                            -------------
             HOME BUILDING (0.4%)
     3,250   Clayton Homes, Inc...........         69,469
                                            -------------

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             HOSPITAL MANAGEMENT & HEALTH MAINTENANCE
               ORGANIZATIONS (2.4%)
     2,000   American Oncology Resources,
               Inc.*......................  $      96,999
     2,090   Compdent Corp.*..............         86,735
     2,300   Coventry Corp.*..............         47,438
     1,600   Genesis Health Ventures,
               Inc.*......................         58,400
     2,200   Horizon/CMS Healthcare
               Corp.*.....................         55,550
     1,000   Oxford Health Plans, Inc.*...         73,500
                                            -------------
                                                  418,622
                                            -------------
             HOSPITAL MANAGEMENT (0.7%)
     3,000   Mariner Health Group,
               Inc.*......................         50,250
       300   National Surgery Centers,
               Inc.*......................          6,750
     2,000   Total Renal Care Holdings,
               Inc.*......................         59,000
                                            -------------
                                                  116,000
                                            -------------
             HOSPITAL SUPPLY (0.3%)
     5,200   North American Biologicals,
               Inc.*......................         55,900
                                            -------------
             HOTELS/MOTELS (1.1%)
       570   HFS, Inc.*...................         46,598
     2,000   La Quinta Inns, Inc..........         54,750
     3,850   Renaissance Hotel Group NV
               (Hong Kong)*...............         98,175
                                            -------------
                                                  199,523
                                            -------------
             HOUSEHOLD PRODUCTS (0.4%)
     4,000   Oneida Ltd...................         70,500
                                            -------------
             INSURANCE (3.0%)
     2,800   American Travellers Corp.....         78,400
     1,400   Exel, Ltd....................         85,400
     3,800   Lawyers Title Corp...........         72,675
     1,000   Meadowbrook  Insurance Group,
               Inc.*......................         33,500
     2,300   Stewart Information Services
               Corp.......................         49,450
     2,920   U.S. Facilities Corp.........         61,320
     1,950   United Dental Care, Inc.*....         80,438
     1,200   Vesta Insurance Group,
               Inc........................         65,400
                                            -------------
                                                  526,583
                                            -------------
             LIFE INSURANCE (0.3%)
     2,500   Wellcare  Management   Group,
               Inc. (The).................         52,500
                                            -------------
             MANUFACTURING (0.9%)
     2,000   ABC Rail Products Corp.*.....         44,000
     2,940   Brady (W.H.) Co. (Class A)...         76,440
     2,500   Memtec Ltd. (ADR)
               (Australia)................         40,625
                                            -------------
                                                  161,065
                                            -------------
             MEDICAL PRODUCTS & SUPPLIES (3.7%)
     3,890   Biomet, Inc.*................         69,048
     1,840   Boston Scientific Corp.*.....         90,160
     2,000   Empi, Inc.*..................         51,000
     1,500   Guidant Corp.................         63,375
     6,500   Meridian Diagnostics, Inc....         70,688
     2,800   Physician Sales & Service,
               Inc.*......................         78,399
     1,400   Research Industries Corp.*...         37,450
     4,220   Staar Surgical Co.*..........         44,838
     1,050   Summit Technology, Inc.*.....         35,438
     2,100   VISX, Inc.*..................         81,899
                                            -------------
                                                  622,295
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             MEDICAL SERVICES (0.6%)
     1,510   Healthsouth Corp.*...........  $      43,979
     1,500   Omnicare, Inc................         67,125
                                            -------------
                                                  111,104
                                            -------------
             METALS & MINING (0.5%)
     1,810   Case Corp....................         82,808
                                            -------------
             OFFICE EQUIPMENT & SUPPLIES (1.2%)
     2,800   Corporate Express, Inc.*.....         83,650
     2,200   Daisytek International
               Corp.*.....................         67,650
     1,400   Nu-Kote Holdings, Inc. (Class
               A)*........................         23,800
       780   Viking Office Products,
               Inc.*......................         36,270
                                            -------------
                                                  211,370
                                            -------------
             OIL & GAS EXPLORATION - CANADIAN (0.3%)
     1,000   Triton Energy Corp...........         57,375
                                            -------------
             OIL & GAS PRODUCTS (1.6%)
     2,960   Barrett Resources Corp.*.....         86,949
     2,370   Chesapeake Energy Corp.*.....         78,803
    12,000   Marine Drilling Co., Inc.*...         58,500
     1,650   Seitel Inc.*.................         58,369
                                            -------------
                                                  282,621
                                            -------------
             OIL DRILLING & SERVICES (2.9%)
     4,300   Cross Timbers Oil Co.........         75,788
     2,000   Global Industries Ltd.*......         59,500
     6,400   Global Marine, Inc.*.........         56,000
     1,500   Input/Output, Inc.*..........         86,625
     3,500   Smith International, Inc.*...         82,250
     3,000   Stone Energy Corp.*..........         46,125
     1,500   Western Atlas Inc.*..........         75,750
                                            -------------
                                                  482,038
                                            -------------
             OIL RELATED - INTERNATIONAL (0.3%)
     2,800   Ensco International Inc......         58,100
                                            -------------
             PHARMACEUTICALS (1.7%)
     6,300   Alliance Pharmaceutical
               Corp.*.....................         85,050
     2,670   Dura-Pharmaceuticals,
               Inc.*......................         92,115
     1,900   Ivax Corp....................         54,150
     1,800   Sequus Pharmaceuticals,
               Inc.*......................         25,200
       820   Watson Pharmaceuticals,
               Inc.*......................         40,078
                                            -------------
                                                  296,593
                                            -------------
             RESTAURANTS (0.7%)
     5,000   BAB Holdings, Inc.*..........         26,875
     2,600   Daka International, Inc.*....         70,850
     1,470   Sonic Corp.*.................         27,195
                                            -------------
                                                  124,920
                                            -------------

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------
             RETAIL (3.3%)
     1,020   Barnes & Noble, Inc.*........  $      29,580
     2,020   Bed, Bath & Beyond, Inc.*....         78,023
     2,700   Blyth Industries, Inc.*......         79,650
     5,400   Cole National Corp. (Class
               A)*........................         74,925
       370   CompUSA, Inc.*...............         11,516
     3,000   Eastbay, Inc.*...............         57,000
     1,000   Gadzooks, Inc.*..............         25,250
     1,400   Gucci Group NV (Italy)*......         54,425
       750   Kohl's Corp.*................         39,375
     1,800   Men's Wearhouse, Inc.
               (The)*.....................         46,350
     1,000   Oakley, Inc.*................         34,000
     2,200   Rexall Sundown, Inc.*........         48,125
                                            -------------
                                                  578,219
                                            -------------
             RETAIL - SPECIALTY (0.3%)
     2,200   Staples, Inc.*...............         53,625
                                            -------------
             SAVINGS & LOAN ASSOCIATIONS (0.4%)
     3,255   Downey Financial Corp........         71,203
                                            -------------
             SEMICONDUCTOR EQUIPMENT (1.6%)
     1,560   Applied Materials, Inc.*.....         61,230
     3,340   Electroglas, Inc.*...........         82,665
     3,060   FSI International, Inc.*.....         61,200
     1,900   Fusion Systems Corp.*........         52,250
     1,130   Ultratech Stepper, Inc.*.....         28,956
                                            -------------
                                                  286,301
                                            -------------
             SEMICONDUCTORS (1.5%)
     1,500   Aspen Technology, Inc.*......         50,625
     1,600   Lattice Semiconductor
               Corp.*.....................         52,200
     1,020   Linear Technology Corp.......         40,035
     1,800   Microchip Technology,
               Inc.*......................         65,700
     1,050   Micron Technology, Inc.......         41,606
     1,080   VLSI Technology, Inc.*.......         19,440
                                            -------------
                                                  269,606
                                            -------------
             SHOES (0.4%)
     2,175   Wolverine World Wide, Inc....         68,513
                                            -------------
             TELECOMMUNICATION EQUIPMENT (0.2%)
     1,000   Picturetel Corp.*............         42,875
                                            -------------
 NUMBER OF
  SHARES                                        VALUE
-----------                                 -------------

             TELECOMMUNICATIONS (3.6%)
     2,930   Arch Communications Group,
               Inc.*......................  $      70,320
     2,900   Commnet Cellular, Inc.*......         83,738
     1,100   Frontier Corp................         33,000
       580   Glenayre Technologies,
               Inc.*......................         35,960
     2,620   Globalstar Telecommunications
               Ltd. (Bermuda)*............         96,939
     6,000   Intelcom Group, Inc.*........         74,250
     2,000   LCI International, Inc.*.....         41,000
     1,410   Mobilemedia Corp.*...........         31,020
     1,400   Paging Network, Inc.*........         33,250
       690   Qualcomm Inc.*...............         29,584
     1,100   Tellabs, Inc.*...............         40,700
     2,000   Transaction Network Services,
               Inc.*......................         49,000
                                            -------------
                                                  618,761
                                            -------------
             TEXTILES (0.2%)
     2,100   Marisa Christina, Inc.*......         35,175
                                            -------------
             TRANSPORTATION (0.7%)
     1,620   Fritz Companies, Inc.*.......         67,230
     2,000   Midwest Express Holdings,
               Inc.*......................         55,500
                                            -------------
                                                  122,730
                                            -------------
             UTILITIES - TELECOMMUNICATIONS (0.1%)
     1,000   Intermedia Communications of
               Florida, Inc.*.............         17,000
                                            -------------
             TOTAL COMMON STOCKS
               (IDENTIFIED COST
               $11,845,275)...............     13,345,486
                                            -------------

 NUMBER OF
 WARRANTS
-----------
             WARRANTS (0.0%)
             COMPUTER SOFTWARE & SERVICES
     2,000   New Paradigm Software Co.
               (Warrants due 08/11/00)*
               (Identified Cost $200).....          2,250
                                            -------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
             SHORT-TERM INVESTMENT (A) (24.7%)
             U.S. GOVERNMENT AGENCY
 $   4,300   Federal Home Loan Mortgage
               Corp. 5.75% due 01/02/96
               (Amortized Cost
               $4,299,313)................      4,299,313
                                            -------------
TOTAL INVESTMENTS (IDENTIFIED
  COST $16,144,788) (B).......      101.4%     17,647,049
LIABILITIES IN EXCESS OF CASH
  AND OTHER ASSETS............       (1.4)       (235,197)
                                ----------  -------------
NET ASSETS....................      100.0%  $  17,411,852
                                ----------  -------------
                                ----------  -------------

----------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
   AMOUNT                                     VALUE
-------------                              -----------
               COMMON AND PREFERRED STOCKS,
                 CONVERTIBLE BONDS AND RIGHTS (82.4%)
               ARGENTINA (3.6%)
               BANKS
         520   Banco de Galicia y Buenos
                 Aires S.A. (ADR)........  $    10,660
         345   Banco Frances del Rio de
                 la Plata S.A. (ADR).....        9,272
                                           -----------
                                                19,932
                                           -----------
               FOOD, BEVERAGE, TOBACCO & HOUSEHOLD
                 PRODUCTS
         200   Buenos Aires Embotelladera
                 S.A. (ADR)..............        4,125
                                           -----------
               MULTI-INDUSTRY
       8,000   Compania Naviera Perez
                 Compac
                 S.A.C.F.I.M.F.A.........       42,396
                                           -----------
               OIL & GAS
       2,900   Astra   Cia  Argentina  de
                 Petroleo S.A............        5,364
       2,000   Transportadora de Gas del
                 Sur S.A. (ADR)..........       25,750
                                           -----------
                                                31,114
                                           -----------
               OIL RELATED
         600   Yacimentos Petroliferos
                 Fiscales S.A. (ADR).....       12,975
                                           -----------
               TELECOMMUNICATIONS
       1,300   Telefonica  de   Argentina
                 S.A. (ADR)..............       35,425
                                           -----------
               TOTAL ARGENTINA...........      145,967
                                           -----------

               BRAZIL (11.0%)
               BANKING
   4,000,000   Banco Bradesco S.A.
                 (Pref.).................       34,990
      93,528   Banco Bradesco S.A.
                 (Rights)*...............          154
      60,000   Banco Itau S.A. (Pref.)...       16,734
                                           -----------
                                                51,878
                                           -----------
               BREWERY
     102,000   Companhia Cervejaria
                 Brahma (Conv. Pref.)....       41,988
                                           -----------
               ELECTRONIC & ELECTRICAL EQUIPMENT
      18,100   Brasmotor S.A. (Pref.)....        3,595
                                           -----------
               METALS & MINING
     193,500   Companhia Vale do Rio Doce
                 S.A. (Pref.)............       31,862
                                           -----------
               MULTI-INDUSTRY
      15,000   Itausa  Investimentos Itau
                 S.A. (Pref.)............        8,182
                                           -----------

SHARES/PRINCIPAL
   AMOUNT                                     VALUE
-------------                              -----------
               RETAIL
     233,700   Lojas Americanas S.A.
                 (Pref.).................  $     5,484
                                           -----------
               TELECOMMUNICATIONS
       3,800   Telecomunicacoes
                 Brasileiras S.A.
                 (ADR)...................      180,024
      70,000   Telecomunicacoes de Sao
                 Paulo S.A. (Conv.
                 Pref.)..................       10,302
                                           -----------
                                               190,326
                                           -----------
               UTILITIES - ELECTRIC
       2,365   Centrais Electricas
                 Brasileiras S.A.
                 (ADR)...................       31,928
     200,000   Centrais Electricas
                 Brasileiras S.A.
                 (Pref.).................       54,132
       1,400   Companhia Energetica de
                 Minas Gerais (Pref.)
                 (ADR) - 144A**..........       30,713
                                           -----------
                                               116,773
                                           -----------
               TOTAL BRAZIL..............      450,088
                                           -----------

               CHILE (3.3%)
               BUILDING & CONSTRUCTION
         500   Madeco S.A. (ADR).........       13,500
                                           -----------
               CHEMICALS
         100   Sociedad Quimica y Minera
                 de Chile S.A. (ADR).....        4,700
                                           -----------
               FOOD, BEVERAGE, TOBACCO & HOUSEHOLD
                 PRODUCTS
         500   Compania Cervecerias
                 Unidas S.A. (ADR).......       11,563
         640   Embotelladora Andina  S.A.
                 (ADR)...................       23,120
         500   Santa Isabel S.A. (ADR)...       12,000
                                           -----------
                                                46,683
                                           -----------
               PAPER & FOREST PRODUCTS
         560   Maderas y Sinteticos
                 Sociedad Anonima Masisa
                 (ADR)...................       10,920
                                           -----------
               TELECOMMUNICATIONS
         200   Compania de
                 Telecommunicaciones de
                 Chile S.A. (ADR)........       16,575
                                           -----------
               UTILITIES - ELECTRIC
         540   Chilgener S.A. (ADR)......       13,500
         700   Empresa Nacional de
                 Electricidad Chile
                 (ADR)...................       15,925
         490   Enersis S.A. (ADR)........       13,965
                                           -----------
                                                43,390
                                           -----------
               TOTAL CHILE...............      135,768
                                           -----------

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
   AMOUNT                                     VALUE
-------------                              -----------
               COLOMBIA (0.6%)
               BANKING
       1,500   Banco Industrial
                 Colombiano S.A. (ADR)...  $    24,563
                                           -----------

               GREECE (1.3%)
               BANKING
         750   Ergo Bank S.A.............       29,848
                                           -----------
               BUILDING & CONSTRUCTION
       2,640   Aegek.....................       22,692
                                           -----------
               TOTAL GREECE..............       52,540
                                           -----------

               HONG KONG (1.6%)
               INVESTMENT COMPANIES
       3,400   Taiwan Index Fund.........       32,300
                                           -----------
               UTILITIES - ELECTRIC
      19,000   Consolidated Electric
                 Power Asia Ltd..........       34,525
                                           -----------
               TOTAL HONG KONG...........       66,825
                                           -----------

               HUNGARY (0.2%)
               PHARMACEUTICALS
         500   Gedeon   Richter  (GDR)  -
                 144A**..................        9,600
                                           -----------

               INDIA (1.9%)
               BUILDING & CONSTRUCTION
       3,250   Larsen & Toubro Ltd.
                 (GDR)...................       56,063
                                           -----------
               FINANCIAL SERVICES
         550   Hindalco Industries Ltd.
                 (GDR)...................       18,288
                                           -----------
               INDUSTRIALS
 $     5,000   Reliance Industries, Ltd.
                 3.50% due 11/03/99
                 (Conv.).................        5,025
                                           -----------
               TOTAL INDIA...............       79,376
                                           -----------

               INDONESIA (3.1%)
               BANKING
       5,000   PT   Bank    Internasional
                 Indonesia...............       16,583
                                           -----------
               FOOD, BEVERAGE, TOBACCO & HOUSEHOLD
                 PRODUCTS
       2,300   PT Gudang Garam...........       24,067
       5,000   PT Indofood Sukses
                 Makmur..................       24,081
                                           -----------
                                                48,148
                                           -----------
               TELECOMMUNICATIONS
       2,400   PT Telekomunikasi
                 Indonesia
                 (ADR)...................       60,600
                                           -----------
               TOTAL INDONESIA...........      125,331
                                           -----------

SHARES/PRINCIPAL
   AMOUNT                                     VALUE
-------------                              -----------
               MALAYSIA (15.0%)
               BANKING
      18,000   Commerce   Asset  Holdings
                 Berhad..................  $    90,761
      30,000   DCB Holdings Berhad.......       87,452
                                           -----------
                                               178,213
                                           -----------
               CONGLOMERATES
      50,000   Renong Berhad.............       74,059
                                           -----------
               ENTERTAINMENT/GAMING & LODGING
      12,000   Genting Berhad............      100,216
                                           -----------
               INVESTMENT COMPANIES
      36,000   Lion Land Berhad..........       35,738
      13,000   Technology Resources
                 Industries Berhad.......       38,409
                                           -----------
                                                74,147
                                           -----------
               PUBLISHING
      16,000   New Straits Times Press
                 Berhad..................       53,575
                                           -----------
               RETAIL
       6,000   Prime Utilities Berhad....       51,054
                                           -----------
               TELECOMMUNICATIONS
      11,000   Telekom Malaysia Berhad...       85,798
                                           -----------
               TOTAL MALAYSIA............      617,062
                                           -----------

               MEXICO (11.5%)
               BANKING
       5,800   Grupo Financiero Inbursa
                 S.A. (B Shares)*........       16,992
                                           -----------
               BUILDING & CONSTRUCTION
         900   Empresas ICA Sociedad
                 Controladora S.A. de
                 C.V. (ADR)..............        9,225
                                           -----------
               BUILDING MATERIALS
      10,700   Cemex S.A. de C.V. (B
                 Shares).................       39,010
                                           -----------
               CONGLOMERATES
       8,500   Grupo Carso S.A. de C.V.
                 (Series A1)*............       46,042
       4,500   Grupo Industria Alfa (A
                 Shares).................       58,008
                                           -----------
                                               104,050
                                           -----------
               FOOD PROCESSING
       3,000   Grupo Industrial Bimbo
                 S.A. de C.V. (Series
                 A)......................       12,461
                                           -----------
               FOOD, BEVERAGE, TOBACCO & HOUSEHOLD
                 PRODUCTS
         600   Coca Cola FEMSA S.A. de
                 C.V. (ADR)..............       11,100
         500   Empresas la Moderna S.A.
                 de C.V. (ADR)...........        7,750
       6,000   Fomento Economico Mexicano
                 S.A. de C.V. (B
                 Shares).................       13,547
       1,400   Panamerican Beverages,
                 Inc.....................       44,800
                                           -----------
                                                77,197
                                           -----------

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
   AMOUNT                                     VALUE
-------------                              -----------
               MEDIA GROUP
         820   Grupo Televisa S.A.
                 (GDR)...................  $    18,450
                                           -----------
               MULTI-INDUSTRY
       3,300   Desc S.A. (Series B)......       12,160
                                           -----------
               PAPER & FOREST PRODUCTS
       2,400   Kimberly-Clark de Mexico
                 S.A. de C.V. (A
                 Shares).................       36,375
                                           -----------
               RETAIL
      28,800   Cifra S.A. de C.V. (C
                 Shares)*................       29,250
                                           -----------
               STEEL & IRON
       1,700   Tubos de Acero de Mexico
                 S.A. (ADR)*.............       11,900
                                           -----------
               TELECOMMUNICATIONS
       3,000   Telefonos de Mexico S.A.
                 de C.V. (Series L)
                 (ADR)...................       95,624
                                           -----------
               TRANSPORTATION
       1,100   Transportacion Maritima
                 Mexicana S.A. de C.V.
                 (Series A) (ADR)........        8,250
                                           -----------
               TOTAL MEXICO..............      470,944
                                           -----------

               PAKISTAN (0.8%)
               TELECOMMUNICATIONS
         400   Pakistan
                 Telecommunications Corp.
                 (GDR)*..................       34,000
                                           -----------

               PERU (2.2%)
               BREWERY
      11,800   Cerveceria Backus &
                 Johnston................       20,324
                                           -----------
               FINANCIAL SERVICES
         666   Banco de Credito del
                 Peru....................       11,489
                                           -----------
               METALS & MINING
       2,000   Compania de Minas
                 Buenaventura (C
                 Shares).................       12,928
                                           -----------
               TELECOMMUNICATIONS
      20,200   CPT-Telefonica de Peru
                 S.A.
                 (B Shares)..............       43,380
                                           -----------
               TOTAL PERU................       88,121
                                           -----------

               PHILIPPINES (2.3%)
               UTILITIES - ELECTRIC
      11,600   Manila Electric Co. (B
                 Shares).................       94,711
                                           -----------

               PORTUGAL (2.4%)
               BUILDING & CONSTRUCTION
       1,300   Sociedade de Construcoes
                 Soares de Costa S.A.....       14,744
                                           -----------
               BUILDING MATERIALS
       1,450   Cimentos de Portugal
                 S.A.....................       23,996
                                           -----------

SHARES/PRINCIPAL
   AMOUNT                                     VALUE
-------------                              -----------
               INVESTMENT COMPANIES
       1,400   Sonae Investimentos
                 Sociedade Gestora de
                 Participacoes Sociais
                 S.A.....................  $    29,897
                                           -----------
               TELECOMMUNICATIONS
       1,590   Portugal Telecom S.A......       29,879
                                           -----------
               TOTAL PORTUGAL............       98,516
                                           -----------

               SINGAPORE (1.3%)
               FOOD, BEVERAGE, TOBACCO & HOUSEHOLD
                 PRODUCTS
       2,000   Fraser & Neave Ltd........       25,463
                                           -----------
               MULTI-INDUSTRY
       3,000   Keppel Corp., Ltd.........       26,736
                                           -----------
               TOTAL SINGAPORE...........       52,199
                                           -----------

               SOUTH AFRICA (8.1%)
               BANKING
       1,000   Nedcor Ltd. (ADR) -
                 144A**..................       72,020
                                           -----------
               BUILDING MATERIALS
       1,000   Anglo Alpha Ltd...........       39,237
                                           -----------
               METALS & MINING
       5,900   Driefontein Consolidated
                 Ltd.
                 (ADR)...................       73,013
                                           -----------
               OIL REFINERIES
      17,832   Sasol Ltd.................      146,051
                                           -----------
               TOTAL SOUTH AFRICA........      330,321
                                           -----------

               SOUTH KOREA (3.2%)
               CHEMICALS
         500   L.G. Chemical Ltd.
                 (GDR)...................       10,125
                                           -----------
               ELECTRONIC & ELECTRICAL EQUIPMENT
         232   Samsung Electronics
                 (GDR)...................       22,388
         233   Samsung Electronics (GDR)
                 - 144A**................       22,485
                                           -----------
                                                44,873
                                           -----------
               INVESTMENT COMPANIES
           1   Dongyang Dragon Trust.....       14,250
                                           -----------
               STEEL & IRON
       1,300   Pohang Iron & Steel Co.,
                 Ltd.
                 (ADR)...................       28,438
                                           -----------
               UTILITIES - ELECTRIC
       1,200   Korea Electric Power Corp.
                 (ADR)...................       31,800
                                           -----------
               TOTAL SOUTH KOREA.........      129,486
                                           -----------

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
   AMOUNT                                     VALUE
-------------                              -----------
               THAILAND (5.5%)
               BANKING
 $    55,000   Siam Commercial Bank Co.
                 3.25% due 01/24/04
                 (Conv.).................  $    59,400
       6,000   Thai Farmers Bank, Ltd....       60,524
                                           -----------
                                               119,924
                                           -----------
               BUILDING & CONSTRUCTION
       1,000   Siam Cement Co., Ltd......       55,441
                                           -----------
               OIL RELATED
       4,800   PTT Exploration &
                 Production Public Co.,
                 Ltd.....................       50,326
                                           -----------
               TOTAL THAILAND............      225,691
                                           -----------

               TURKEY (0.8%)
               BREWERY
      10,000   Ege  Biracilik   Ve   Malt
                 Sanayii AS..............        3,471
                                           -----------
               BUILDING MATERIALS
     175,000   Eczacibasi Yapi Gerecleri
                 Sanayi ve Ticaret AS....       19,380
                                           -----------
               TELECOMMUNICATIONS
      31,000   Netas Telekomunik.........        8,839
                                           -----------
               TOTAL TURKEY..............       31,690
                                           -----------

SHARES/PRINCIPAL
   AMOUNT                                     VALUE
-------------                              -----------
               UNITED KINGDOM (2.2%)
               INVESTMENT COMPANIES
      18,750   Five Arrows Chile Fund
                 Ltd.....................  $    54,750
         900   Genesis Chile Fund........       36,113
                                           -----------
               TOTAL UNITED KINGDOM......       90,863
                                           -----------

               UNITED STATES (0.5%)
               INVESTMENT COMPANIES
       1,800   Lazard Vietnam Fund
                 Ltd.....................       19,800
                                           -----------

TOTAL INVESTMENTS (IDENTIFIED
  COST $3,357,106) (A).........       82.4%    3,373,462

CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES...............       17.6       718,756
                                 ----------  -----------
NET ASSETS.....................      100.0%  $ 4,092,218
                                 ----------  -----------
                                 ----------  -----------

----------------
ADR  AMERICAN DEPOSITORY RECEIPT.
GDR  GLOBAL DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
SUMMARY OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                           PERCENT OF
INDUSTRY                         VALUE     NET ASSETS
-----------------------------  ---------  -------------
Banking......................  $ 510,021         12.4%
Banks........................     19,932          0.5
Brewery......................     65,783          1.6
Building & Construction......    171,665          4.2
Building Materials...........    121,623          3.0
Chemicals....................     14,825          0.4
Conglomerates................    178,109          4.4
Electronic & Electrical
 Equipment...................     48,468          1.2
Entertainment/Gaming &
 Lodging.....................    100,216          2.4
Financial Services...........     29,777          0.7
Food Processing..............     12,461          0.3
Food, Beverage, Tobacco &
 Household Products..........    201,616          4.9
Industrials..................      5,025          0.1

                                           PERCENT OF
INDUSTRY                         VALUE     NET ASSETS
-----------------------------  ---------  -------------

Investment Companies.........  $ 261,257          6.4%
Media Group..................     18,450          0.5
Metals & Mining..............    117,803          2.9
Multi-Industry...............     89,474          2.2
Oil & Gas....................     31,114          0.8
Oil Refineries...............    146,051          3.6
Oil Related..................     63,301          1.5
Paper & Forest Products......     47,295          1.2
Pharmaceuticals..............      9,600          0.2
Publishing...................     53,575          1.3
Retail.......................     85,788          2.1
Steel & Iron.................     40,338          1.0
Telecommunications...........    600,446         14.6
Transportation...............      8,250          0.2
Utilities - Electric.........    321,199          7.8
                               ---------          ---
                               $3,373,462        82.4%
                               ---------          ---
                               ---------          ---

----------------------------------------------------------------

                                                                                                   PERCENT OF
TYPE OF INVESTMENT                                                                       VALUE     NET ASSETS
-------------------------------------------------------------------------------------  ---------  -------------
Common Stocks........................................................................  $3,070,901        75.0%
Convertible Bonds....................................................................     64,425          1.6
Convertible Preferred Stocks.........................................................     52,290          1.3
Preferred Stocks.....................................................................    185,692          4.5
Rights...............................................................................        154          0.0
                                                                                       ---------          ---
                                                                                       $3,373,462        82.4%
                                                                                       ---------          ---
                                                                                       ---------          ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                 NORTH
                                                AMERICAN
                                               GOVERNMENT    DIVERSIFIED
                                MONEY MARKET   SECURITIES       INCOME         BALANCED
                                ------------  ------------  --------------   ------------
ASSETS:
Investments in securities, at
  value *.....................  $ 41,982,183  $  1,239,569  $   10,278,470   $ 16,589,863
Cash..........................           990        37,510          87,497**           --
Receivable for:
  Investments sold............            --            --              --             --
  Shares of beneficial
    interest sold.............        76,894           921          45,445         51,364
  Dividends...................            --            --              --         18,665
  Interest....................        27,947         9,630         154,729         51,068
  Foreign withholding taxes
    reclaimed.................            --            --              --             --
  Compensated forward foreign
    currency contracts........            --            --           5,734             --
Prepaid expenses and other
  assets......................         1,295           129             312            955
Deferred organizational
  expenses....................         6,432         6,427           6,427          6,427
Receivable from affiliate.....        21,989        12,298          21,540         23,480
                                ------------  ------------  --------------   ------------
        TOTAL ASSETS..........    42,117,730     1,306,484      10,600,154     16,741,822
                                ------------  ------------  --------------   ------------
LIABILITIES:
Payable for:
  Investments purchased.......            --            --       1,589,056        400,693
  Shares of beneficial
    interest repurchased......           101            31              --             52
  Compensated forward foreign
    currency contracts........            --            --           7,598             --
Unrealized depreciation on
  forward foreign currency
  contracts...................            --            --           3,544             --
Accrued expenses and other
  payables....................        22,160        12,346          21,536         23,258
Organizational expenses
  payable.....................         6,432         6,427           6,427          6,427
                                ------------  ------------  --------------   ------------
        TOTAL LIABILITIES.....        28,693        18,804       1,628,161        430,430
                                ------------  ------------  --------------   ------------
NET ASSETS:
Paid-in-capital...............    42,089,011     1,275,675       8,835,101     15,380,566
Accumulated undistributed net
  investment income...........            26         5,485          80,298         47,863
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........            --          (542)         18,854        112,736
Net unrealized appreciation...            --         7,062          37,740        770,227
                                ------------  ------------  --------------   ------------
        NET ASSETS............  $ 42,089,037  $  1,287,680  $    8,971,993   $ 16,311,392
                                ------------  ------------  --------------   ------------
                                ------------  ------------  --------------   ------------
*IDENTIFIED COST..............  $ 41,982,183  $  1,232,507  $   10,237,790   $ 15,819,636
                                ------------  ------------  --------------   ------------
                                ------------  ------------  --------------   ------------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.................    42,089,011       126,550         877,542      1,371,923
                                ------------  ------------  --------------   ------------
                                ------------  ------------  --------------   ------------
NET ASSET VALUE PER
  SHARE (unlimited authorized
  shares of $.01 par value)...         $1.00        $10.18          $10.22         $11.89
                                ------------  ------------  --------------   ------------
                                ------------  ------------  --------------   ------------

------------------
  **    Includes foreign cash of $10,208.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                             DIVIDEND    VALUE-ADDED   CORE      AMERICAN     GLOBAL    DEVELOPING   EMERGING
                                UTILITIES     GROWTH       MARKET     EQUITY      VALUE       EQUITY      GROWTH     MARKETS
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
ASSETS:
Investments in securities, at
  value *.....................  $18,124,558 $79,563,772  $24,384,667 $3,953,687 $38,746,467 $16,929,075 $17,647,049 $3,373,462
Cash..........................      29,366           --          --         --      93,918      71,153      65,991     796,745
Receivable for:
  Investments sold............          --           --      95,844         --     100,533      18,609     129,179      56,001
  Shares of beneficial
    interest sold.............      56,142      139,084      55,101     14,340      70,858      63,382      21,975      22,335
  Dividends...................      41,710      215,037      34,436      3,369      19,664      13,061       1,943       6,092
  Interest....................         630          331          --         --          --          --          --       9,669
  Foreign withholding taxes
    reclaimed.................          --           --          --         --          --       2,244          --          --
  Compensated forward foreign
    currency contracts........          --           --          --         --          --          --          --          --
Prepaid expenses and other
  assets......................         480        1,266       9,020        252         583         744         344         282
Deferred organizational
  expenses....................       6,427        6,427       6,427      6,427       6,427       6,427       6,427       6,427
Receivable from affiliate.....      27,359       41,313      26,358     16,224      32,304      37,480      19,173      17,518
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
        TOTAL ASSETS..........  18,286,672   79,967,230  24,611,853  3,994,299  39,070,754  17,142,175  17,892,081   4,288,531
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
LIABILITIES:
Payable for:
  Investments purchased.......     293,675    1,225,370     609,466     15,252     797,335      24,000     454,658     173,793
  Shares of beneficial
    interest repurchased......          --           --          --         28          --          --          --          --
  Compensated forward foreign
    currency contracts........          --           --          --         --          --          --          --          --
Unrealized depreciation on
  forward foreign currency
  contracts...................          --           --          --         --          --          --          --          --
Accrued expenses and other
  payables....................      27,339       41,205      26,333     16,180      32,206      37,445      19,144      16,093
Organizational expenses
  payable.....................       6,427        6,427       6,427      6,427       6,427       6,427       6,427       6,427
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
        TOTAL LIABILITIES.....     327,441    1,273,002     642,226     37,887     835,968      67,872     480,229     196,313
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
NET ASSETS:
Paid-in-capital...............  16,570,818   71,984,357  22,718,100  3,843,939  34,976,263  16,462,812  15,870,399   4,147,954
Accumulated undistributed net
  investment income...........      59,133      234,361      47,520      2,477      66,197      28,778      20,669       6,298
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........      20,650      178,778      24,656     25,262     310,119      (2,790)     18,523     (77,818)
Net unrealized appreciation...   1,308,630    6,296,732   1,179,351     84,734   2,882,207     585,503   1,502,261      15,784
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
        NET ASSETS............  $17,959,231 $78,694,228  $23,969,627 $3,956,412 $38,234,786 $17,074,303 $17,411,852 $4,092,218
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
*IDENTIFIED COST..............  $16,815,928 $73,267,040  $23,205,316 $3,868,953 $35,864,260 $16,343,525 $16,144,788 $3,357,106
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.................   1,454,280    5,810,477   1,958,151    357,380   2,787,887   1,553,878   1,160,646     422,529
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
NET ASSET VALUE PER
  SHARE (unlimited authorized
  shares of $.01 par value)...      $12.35       $13.54      $12.24     $11.07      $13.71      $10.99      $15.00       $9.69
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------
                                ----------  -----------  ----------  ---------  ----------  ----------  ----------  ----------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                 NORTH
                                               AMERICAN
                                   MONEY      GOVERNMENT    DIVERSIFIED
                                  MARKET      SECURITIES      INCOME       BALANCED
                                -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  INCOME
    Interest..................  $   882,216   $   32,639    $   230,744*  $   171,067
    Dividends.................           --           --             --        62,502*
    Dividends from affiliate
      (Note 3)................           --           --             --            --
                                -----------   -----------   -----------   -----------
        TOTAL INCOME..........      882,216       32,639        230,744       233,569
                                -----------   -----------   -----------   -----------
  EXPENSES
    Investment management
      fee.....................       74,525        3,695         12,671        45,557
    S&P license fees..........           --           --             --            --
    Transfer agent fees and
      expenses................           83           83             83            83
    Shareholder reports and
      notices.................       10,112        2,179          3,367         7,960
    Professional fees.........       22,732       15,611         14,335        14,345
    Custodian fees............       10,448          830          9,399        14,197
    Organizational expenses...        1,664        1,664          1,664         1,664
    Other.....................          572          854            604           873
                                -----------   -----------   -----------   -----------
        TOTAL EXPENSES BEFORE
          AMOUNTS
          REIMBURSED/WAIVED...      120,136       24,916         42.123        84,679
    LESS: AMOUNTS
      REIMBURSED/WAIVED.......     (120,136)     (24,916)       (42,123)      (84,679)
                                -----------   -----------   -----------   -----------
        TOTAL EXPENSES AFTER
          AMOUNTS
          REIMBURSED/WAIVED...           --           --             --            --
                                -----------   -----------   -----------   -----------
            NET INVESTMENT
              INCOME..........      882,216       32,639        230,744       233,569
                                -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS):
    Net realized gain (loss)
      on:
      Investments.............           --         (542)        30,320       112,736
      Foreign exchange
        transactions..........           --           --         (7,970)           --
                                -----------   -----------   -----------   -----------
        TOTAL GAIN (LOSS).....           --         (542)        22,350       112,736
                                -----------   -----------   -----------   -----------
    Net change in unrealized
     appreciation/depreciation
      on:
      Investments.............           --        7,062         40,680       770,654
      Translation of forward
        foreign currency
        contracts, other
        assets and liabilities
        denominated in foreign
        currencies............           --           --         (2,940)           --
                                -----------   -----------   -----------   -----------
        TOTAL APPRECIATION....           --        7,062         37,740       770,654
                                -----------   -----------   -----------   -----------
        NET GAIN (LOSS).......           --        6,520         60,090       883,390
                                -----------   -----------   -----------   -----------
            NET INCREASE
              (DECREASE)......  $   882,216   $   39,159    $   290,834   $ 1,116,959
                                -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------

------------------
  *    Net of $783, $228, $2,141, $325, $140, $193, $5,639, $35, $1,700 in
       foreign witholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                               DIVIDEND    VALUE-ADDED                 AMERICAN     GLOBAL    DEVELOPING EMERGING
                                 UTILITIES      GROWTH       MARKET     CORE EQUITY     VALUE       EQUITY     GROWTH    MARKETS
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
INVESTMENT INCOME:
  INCOME
    Interest..................  $    57,667   $   89,548   $   76,711   $   16,060    $  138,229   $103,683   $ 95,270   $ 31,011
    Dividends.................      178,934*     746,717      141,885*      12,518*       81,384*    59,884*     6,652*    14,924*
    Dividends from affiliate
      (Note 3)................           --           --          207           --            --         --         --         --
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
        TOTAL INCOME..........      236,601      836,265      218,803       28,578       219,613    163,567    101,922     45,935
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
  EXPENSES
    Investment management
      fee.....................       34,637      144,116       35,224       13,049        66,327     58,921     24,345     21,464
    S&P license fees..........           --           --       11,589           --            --         --         --         --
    Transfer agent fees and
      expenses................           83           83           83           83            83         83         83         83
    Shareholder reports and
      notices.................        7,950       15,407        5,839        2,699         8,411      9,264      4,805      4,079
    Professional fees.........       18,051       17,342       21,147       21,607        11,517     14,388     20,205     19,880
    Custodian fees............       13,134       12,410       26,807          145        13,378     14,553      8,639     11,496
    Organizational expenses...        1,664        1,664        1,664        1,664         1,664      1,664      1,664      1,664
    Other.....................          573          556          588          538           564        754        548        690
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
        TOTAL EXPENSES BEFORE
          AMOUNTS
          REIMBURSED/WAIVED...       76,092      191,578      102,941       39,785       101,944     99,627     60,289     59,356
    LESS: AMOUNTS
      REIMBURSED/WAIVED.......      (76,092)    (191,578)    (102,941)     (39,785)     (101,944)   (99,627)   (60,289)   (59,356)
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
        TOTAL EXPENSES AFTER
          AMOUNTS
          REIMBURSED/WAIVED...           --           --           --           --            --         --         --         --
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
            NET INVESTMENT
              INCOME..........      236,601      836,265      218,803       28,578       219,613    163,567    101,922     45,935
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS):
    Net realized gain (loss)
      on:
      Investments.............       20,650      178,778       24,656       25,262       313,562     (2,749)    18,572    (77,026)
      Foreign exchange
        transactions..........           --           --           --           --            --         32         --     (2,360)
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
        TOTAL GAIN (LOSS).....       20,650      178,778       24,656       25,262       313,562     (2,717)    18,572    (79,386)
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
    Net change in unrealized
     appreciation/depreciation
      on:
      Investments.............    1,308,922    6,295,338    1,177,215       84,734     2,867,922    586,834   1,499,356    16,356
      Translation of forward
        foreign currency
        contracts, other
        assets and liabilities
        denominated in foreign
        currencies............           --           --           --           --            --        (47)        --       (572)
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
        TOTAL APPRECIATION....    1,308,922    6,295,338    1,177,215       84,734     2,867,922    586,787   1,499,356    15,784
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
        NET GAIN (LOSS).......    1,329,572    6,474,116    1,201,871      109,996     3,181,484    584,070   1,517,928   (63,602)
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
            NET INCREASE
              (DECREASE)......  $ 1,566,173   $7,310,381   $1,420,674   $  138,574    $3,401,097   $747,637   $1,619,850 $(17,667)
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------
                                -----------   ----------   ----------   -----------   ----------   --------   --------   --------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------
FOR THE PERIOD NOVEMBER 9, 1994* THROUGH DECEMBER 31, 1994 AND FOR THE YEAR ENDED DECEMBER 31, 1995

                                                              NORTH AMERICAN GOVERNMENT
                                       MONEY MARKET                  SECURITIES
                                ---------------------------  ---------------------------
                                    1995           1994          1995           1994
                                -------------  ------------  -------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income.....  $     882,216  $      4,610  $      32,639  $        744
    Net realized
      gain/(loss).............             --            --           (542)           --
    Net change in unrealized
  appreciation/depreciation...             --            --          7,062            --
                                -------------  ------------  -------------  ------------
        Net
        increase/(decrease)...        882,216         4,610         39,159           744
                                -------------  ------------  -------------  ------------
  Dividends from net
    investment income.........       (882,190)       (4,610)       (27,649)         (249)
                                -------------  ------------  -------------  ------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...     48,812,289     1,239,489      1,470,457       135,795
    Reinvestment of
      dividends...............        882,190         4,610         27,649           249
    Cost of shares
      repurchased.............     (8,839,415)      (10,252)      (344,429)      (14,146)
                                -------------  ------------  -------------  ------------
        Net increase..........     40,855,064     1,233,847      1,153,677       121,898
                                -------------  ------------  -------------  ------------
        Total increase........     40,855,090     1,233,847      1,165,187       122,393
NET ASSETS:
  Beginning of period.........      1,233,947           100        122,493           100
                                -------------  ------------  -------------  ------------
  END OF PERIOD...............  $  42,089,037  $  1,233,947  $   1,287,680  $    122,493
                                -------------  ------------  -------------  ------------
                                -------------  ------------  -------------  ------------
UNDISTRIBUTED NET INVESTMENT
  INCOME......................  $          26  $         --  $       5,485  $        495
                                -------------  ------------  -------------  ------------
                                -------------  ------------  -------------  ------------
SHARES ISSUED AND REPURCHASED:
  Sold........................     48,812,289     1,239,489        145,744        13,576
  Issued in reinvestment of
    dividends.................        882,190         4,610          2,744            25
  Repurchased.................     (8,839,415)      (10,252)       (34,139)       (1,410)
                                -------------  ------------  -------------  ------------
  Net increase................     40,855,064     1,233,847        114,349        12,191
                                -------------  ------------  -------------  ------------
                                -------------  ------------  -------------  ------------

------------------
  *    Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------

                                  DIVERSIFIED INCOME           BALANCED               UTILITIES            DIVIDEND GROWTH
                                ----------------------  ----------------------  ----------------------  ----------------------
                                   1995        1994        1995        1994        1995        1994        1995        1994
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income.....  $  230,744  $    1,572  $  233,569  $    3,850  $  236,601  $    2,262  $  836,265  $    6,872
    Net realized
      gain/(loss).............      22,350          --     112,736          --      20,650          --     178,778          --
    Net change in unrealized
  appreciation/depreciation...      37,740          --     770,654        (427)  1,308,922        (292)  6,295,338       1,394
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        Net
        increase/(decrease)...     290,834       1,572   1,116,959       3,423   1,566,173       1,970   7,310,381       8,266
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Dividends from net
    investment income.........    (155,118)       (396)   (188,705)       (851)   (179,128)       (602)   (606,921)     (1,855)
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...  10,018,159     400,638  15,835,264     806,042  17,486,045     518,226  71,950,119   1,393,837
    Reinvestment of
      dividends...............     155,118         396     188,705         851     179,128         602     606,921       1,855
    Cost of shares
      repurchased.............  (1,739,300)        (10) (1,436,358)    (14,038) (1,590,907)    (22,376) (1,943,986)    (24,489)
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        Net increase..........   8,433,977     401,024  14,587,611     792,855  16,074,266     496,452  70,613,054   1,371,203
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        Total increase........   8,569,693     402,200  15,515,865     795,427  17,461,311     497,820  77,316,514   1,377,614
NET ASSETS:
  Beginning of period.........     402,300         100     795,527         100     497,920         100   1,377,714         100
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  END OF PERIOD...............  $8,971,993  $  402,300  $16,311,392 $  795,527  $17,959,231 $  497,920  $78,694,228 $1,377,714
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
UNDISTRIBUTED NET INVESTMENT
  INCOME......................  $   80,298  $    1,176  $   47,863  $    2,999  $   59,133  $    1,660  $  234,361  $    5,017
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
SHARES ISSUED AND REPURCHASED:
  Sold........................     994,906      39,986   1,408,020      80,553   1,534,125      51,746   5,787,107     140,397
  Issued in reinvestment of
    dividends.................      15,447          39      16,807          85      15,750          60      48,577         189
  Repurchased.................    (172,845)         (1)   (132,149)     (1,403)   (145,179)     (2,232)   (163,343)     (2,460)
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net increase................     837,508      40,024   1,292,678      79,235   1,404,696      49,574   5,672,341     138,126
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
FOR THE PERIOD NOVEMBER 9, 1994* THROUGH DECEMBER 31, 1994 AND FOR THE YEAR ENDED DECEMBER 31, 1995

                                  VALUE-ADDED MARKET             CORE EQUITY
                                ----------------------   ---------------------------
                                   1995        1994          1995           1994
                                -----------  ---------   -------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income.....  $   218,803     $1,138   $      28,578  $      1,441
    Net realized
      gain/(loss).............       24,656         --          25,262            --
    Net change in unrealized
  appreciation/depreciation...    1,177,215      2,136          84,734            --
                                -----------  ---------   -------------  ------------
        Net
        increase/(decrease)...    1,420,674      3,274         138,574         1,441
                                -----------  ---------   -------------  ------------
  Dividends from net
    investment income.........     (172,075)      (346)        (27,202)         (340)
                                -----------  ---------   -------------  ------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...   23,041,372    349,428       3,676,375       324,157
    Reinvestment of
      dividends...............      172,075        346          27,202           340
    Cost of shares
      repurchased.............     (841,114)    (4,107)       (174,491)       (9,744)
                                -----------  ---------   -------------  ------------
        Net increase..........   22,372,333    345,667       3,529,086       314,753
                                -----------  ---------   -------------  ------------
        Total increase........   23,620,932    348,595       3,640,458       315,854
NET ASSETS:
  Beginning of period.........      348,695        100         315,954           100
                                -----------  ---------   -------------  ------------
  END OF PERIOD...............  $23,969,627    3$48,695  $   3,956,412  $    315,954
                                -----------  ---------   -------------  ------------
                                -----------  ---------   -------------  ------------
UNDISTRIBUTED NET INVESTMENT
  INCOME......................  $    47,520     $  792   $       2,477  $      1,101
                                -----------  ---------   -------------  ------------
                                -----------  ---------   -------------  ------------
SHARES ISSUED AND REPURCHASED:
  Sold........................    1,981,323     35,603         339,322        32,374
  Issued in reinvestment of
    dividends.................       14,750         36           2,604            34
  Repurchased.................      (73,159)      (412)        (15,991)         (973)
                                -----------  ---------   -------------  ------------
  Net increase................    1,922,914     35,227         325,935        31,435
                                -----------  ---------   -------------  ------------
                                -----------  ---------   -------------  ------------

------------------
  *    Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------

                                    AMERICAN VALUE          GLOBAL EQUITY        DEVELOPING GROWTH      EMERGING MARKETS
                                ----------------------  ----------------------  --------------------  --------------------
                                   1995        1994        1995        1994        1995       1994       1995       1994
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income.....  $  219,613  $    2,947  $  163,567  $    4,667  $  101,922  $  1,564  $   45,935  $  1,790
    Net realized
      gain/(loss).............     313,562      (3,443)     (2,717)         --      18,572       (49)    (79,386)       --
    Net change in unrealized
  appreciation/depreciation...   2,867,922      14,285     586,787      (1,284)  1,499,356     2,905      15,784        --
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
        Net
        increase/(decrease)...   3,401,097      13,789     747,637       3,383   1,619,850     4,420     (17,667)    1,790
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
  Dividends from net
    investment income.........    (155,569)       (794)   (137,860)     (1,669)    (82,425)     (392)    (39,505)     (354)
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...  34,805,828     818,828  16,594,816   1,235,431  18,068,892   385,711   3,782,735   498,374
    Reinvestment of
      dividends...............     155,569         794     137,860       1,669      82,425       392      39,505       354
    Cost of shares
      repurchased.............    (794,842)    (10,014) (1,462,568)    (44,496) (2,657,067)  (10,054)   (120,566)  (52,548)
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
        Net increase..........  34,166,555     809,608  15,270,108   1,192,604  15,494,250   376,049   3,701,674   446,180
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
        Total increase........  37,412,083     822,603  15,879,885   1,194,318  17,031,675   380,077   3,644,502   447,616
NET ASSETS:
  Beginning of period.........     822,703         100   1,194,418         100     380,177       100     447,716       100
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
  END OF PERIOD...............  $38,234,786 $  822,703  $17,074,303 $1,194,418  $17,411,852 $380,177  $4,092,218  $447,716
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
UNDISTRIBUTED NET INVESTMENT
  INCOME......................  $   66,197  $    2,153  $   28,778  $    2,998  $   20,669  $  1,172  $    6,298  $  1,436
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
SHARES ISSUED AND REPURCHASED:
  Sold........................   2,757,922      82,738   1,558,946     124,455   1,316,995    38,471     386,160    49,777
  Issued in reinvestment of
    dividends.................      12,349          82      13,086         169       5,995        39       4,031        35
  Repurchased.................     (64,214)     (1,000)   (138,315)     (4,473)   (199,866)     (998)    (12,240)   (5,244)
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
  Net increase................   2,706,057      81,820   1,433,717     120,151   1,123,124    37,512     377,951    44,568
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------
                                ----------  ----------  ----------  ----------  ----------  --------  ----------  --------

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------
1. ORGANIZATION AND ACCOUNTING POLICIES--Dean Witter Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund will only be sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund the benefits under certain flexible premium deferred variable annuity contracts.

    The Fund, which consists of 12 separate portfolios ("Portfolios"), was organized on June 2, 1994 as a Massachusetts business trust and commenced operations on November 9, 1994.

    The   investment   objectives   of   each   Portfolio   are   as    follows:

    PORTFOLIO                                  INVESTMENT OBJECTIVE
  Money Market     Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
 North American    Seeks to earn a high level of current income while maintaining relatively low
   Government      volatility of principal by primarily investing in investment grade fixed
   Securities      income securities issued or guaranteed by the U.S., Canadian or Mexican governments.
   Diversified     Seeks, as a primary objective, to earn a high level of current income and, as
     Income        a secondary objective, to maximize total return, but only to the extent consistent with its primary objective, by equally allocating its assets among three separate groupings of fixed income securities.
    Balanced       Seeks to achieve high total return through a combination of income and capital appreciation by investing in a diversified portfolio of common stocks and investment grade fixed income securities.
    Utilities      Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed income securities of companies in the public utilities industry.
    Dividend       Seeks to provide reasonable current income and long-term growth of income and
     Growth        capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
   Value-Added     Seeks to achieve a high level of total return on its assets through a
     Market        combination of capital appreciation and current income by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock
                   Price Index.
   Core Equity     Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.
 American Value    Seeks long-term capital growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be undervalued in the marketplace.
  Global Equity    Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income, through investments in all types of common stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.
   Developing      Seeks long-term capital growth by investing primarily in common stocks of
     Growth        smaller and medium-sized companies that, in the opinion of the Investment
                   Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management.
    Emerging       Seeks long-term capital appreciation by investing primarily in equity
     Markets       securities of companies in emerging market countries. The Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

--------------------------------------------------------------------------------

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--Money Market: Securities are valued at amortized cost which approximates market value. All remaining Portfolios:
    (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees);
    (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager, or by the Sub-Advisor, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities. Interest income is accrued daily.

    C. FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange  rates prevailing at the  end of the period;  and
    (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

    D. FORWARD FOREIGN CURRENCY CONTRACTS--Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

--------------------------------------------------------------------------------

    E. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    G. ORGANIZATIONAL EXPENSES--Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of approximately $100,000 ($8,333 for each respective Portfolio) which will be reimbursed for the full amount thereof, exclusive of amounts waived of $19,967 ($1,664 for each respective Portfolio except $1,663 for the Money Market Portfolio). Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

    H. EXPENSES--Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS--Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

PORTFOLIO                                 ANNUAL RATE   PORTFOLIO                                 ANNUAL RATE
---------------------------------------  -------------  ---------------------------------------  -------------
Money Market...........................       0.50 %    Value-Added Market.....................       0.50 %
North American Government Securities...       0.65      Core Equity............................       0.85
Diversified Income.....................       0.40      American Value.........................       0.625
Balanced...............................       0.75      Global Equity..........................       1.00
Utilities..............................       0.65      Developing Growth......................       0.50
Dividend Growth........................       0.625     Emerging Markets.......................       1.25

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

    Under a Sub-Advisory Agreement between TCW Funds Management, Inc. (the "Sub-Advisor") and the Investment Manager, the Sub-Advisor provides the North American Government Securities, Balanced, Core Equity and Emerging Markets Portfolios with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

--------------------------------------------------------------------------------

    The Investment Manager had undertaken to reimburse the Fund for all expenses (except for any brokerage fees and a portion of organizational expenses) and waive the compensation (the "management fee") provided for in the Agreement until December 31, 1995. At December 31, 1995, included in the Statements of Assets and Liabilities are receivables from affiliate which represent expense reimbursements due the Fund. For the period January 1, 1996 through December 31, 1996, the Investment Manager will continue to waive the management fee and reimburse expenses to the extent they exceed 0.50% of daily net assets of the Portfolio or until such time as the respective Portfolio has $50 million of net assets, whichever occurs first.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 1995 were as follows:

                                          U.S. GOVERNMENT SECURITIES              OTHER
                                          ---------------------------  ----------------------------
                                           PURCHASES    SALES/MATURITIES   PURCHASES  SALES/MATURITIES
                                          ------------  -------------  -------------  -------------
Money Market............................  $ 98,028,828   $98,728,197   $ 170,754,095   $130,159,915
North American Government Securities....     1,098,088        64,526        --             --
Diversified Income......................     2,846,460           929       5,941,141       493,256
Balanced................................     7,576,477     3,055,665      11,589,054     2,559,410
Utilities...............................       --            --           15,395,638       144,432
Dividend Growth.........................       --            --           70,245,972     1,006,085
Value-Added Market......................        75,090       --           20,942,930       255,644
Core Equity.............................       --            --            4,044,981       470,311
American Value..........................     5,126,818        92,156      46,593,113    18,103,094
Global Equity...........................       248,873       --           16,567,189     3,378,327
Developing Growth.......................       --            --           14,529,361     2,791,500
Emerging Markets........................       --            --            3,866,464       432,934

    For the year ended December 31, 1995, the following Portfolios incurred brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the following Portfolios:

                                                                 DIVIDEND                 AMERICAN     GLOBAL    DEVELOPING
                                          BALANCED    UTILITIES   GROWTH    CORE EQUITY     VALUE      EQUITY      GROWTH
                                         -----------  ---------  ---------  -----------  -----------  ---------  -----------
Commissions............................   $   6,745   $  22,805  $  67,555   $     740    $  29,871   $   6,836   $   7,703
                                         -----------  ---------  ---------       -----   -----------  ---------  -----------
                                         -----------  ---------  ---------       -----   -----------  ---------  -----------

    Included in Balanced, Utilities, Dividend Growth, American Value and Developing Growth's payable for investments purchased are $339,683, $273,925, $906,558, $192,925 and $61,580, respectively, and included in Developing Growth's receivable for investments sold is $27,582 for unsettled trades with DWR at December 31, 1995.

    Included  in  the  aforementioned  purchases  of  portfolio  securities   of
Value-Added Market are purchases of Dean Witter Discover & Co., an affiliate of the Investment Manager, of $44,855.

    Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. FEDERAL INCOME TAX STATUS--At December 31, 1995, the following Portfolios had an approximate net capital loss carryover which will be available through December 31, 2003 to offset future capital gains to the extent provided by regulations: North American Government Securities -- $1,000; Emerging Markets -- $14,000.

--------------------------------------------------------------------------------

    Net capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1995: Balanced -- $16,000; Global Equity -- $44,000; Developing Growth -- $23,000; Emerging Markets -- $64,000.

    At December 31, 1995, the following Portfolios had significant temporary book/tax differences as follows: post-October losses -- Balanced, Global Equity, Developing Growth and Emerging Markets; income from the mark-to-market of open forward foreign exchange contracts and compensated forward foreign exchange contracts -- Diversified; income from the mark-to-market of passive foreign investment companies -- Global Equity and Emerging Markets.

    At December 31, 1995, the Diversified, Global Equity and Emerging Markets Portfolios had permanent book/tax differences attributable to foreign currency gains/losses. To reflect reclassifications arising from permanent book/tax differences for the year ended December 31, 1995, the following accounts were charged (credited):

                                                                                    ACCUMULATED UNDISTRIBUTED
                                                                ACCUMULATED               NET REALIZED
                                                             UNDISTRIBUTED NET          GAIN/ACCUMULATED
                                                             INVESTMENT INCOME          NET REALIZED LOSS
                                                          -----------------------  ---------------------------
Diversified.............................................         $  (3,496)                 $   3,496
Global Equity...........................................               (73)                        73
Emerging Markets........................................             1,568                     (1,568)

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS--Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

    At December 31, 1995, the Global Equity Portfolio had outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and the Diversified Income Portfolio had outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and manage foreign currency exposure.

    Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                          NET ASSET               NET REALIZED
                            VALUE       NET            AND       TOTAL FROM      LESS      NET ASSET
       YEAR ENDED         BEGINNING  INVESTMENT    UNREALIZED    INVESTMENT  DIVIDENDS TO  VALUE END
       DECEMBER 31        OF PERIOD    INCOME      GAIN (LOSS)   OPERATIONS  SHAREHOLDERS  OF PERIOD
      ------------        ---------  ----------   -------------  ----------  ------------  ----------
Money Market
1994 (a)                   $ 1.00      $0.01      $  --           $ 0.01       $(0.01)       $ 1.00
1995                         1.00       0.06         --             0.06        (0.06)         1.00
North American Government Securities
1994 (a)                    10.00       0.06         --             0.06        (0.02)        10.04
1995                        10.04       0.53          0.11          0.64        (0.50)        10.18
Diversified Income
1994 (a)                    10.00       0.08         --             0.08        (0.03)        10.05
1995                        10.05       0.57          0.11          0.68        (0.51)        10.22
Balanced
1994 (a)                    10.00       0.08         (0.02)         0.06        (0.02)        10.04
1995                        10.04       0.40          1.85          2.25        (0.40)        11.89
Utilities
1994 (a)                    10.00       0.07         --             0.07        (0.03)        10.04
1995                        10.04       0.45          2.30          2.75        (0.44)        12.35
Dividend Growth
1994 (a)                    10.00       0.08         (0.09)        (0.01)       (0.02)         9.97
1995                         9.97       0.36          3.57          3.93        (0.36)        13.54
Value-Added Market
1994 (a)                    10.00       0.06         (0.14)        (0.08)       (0.02)         9.90
1995                         9.90       0.31          2.34          2.65        (0.31)        12.24
Core Equity
1994 (a)                    10.00       0.07         --             0.07        (0.02)        10.05
1995                        10.05       0.26          1.05          1.31        (0.29)        11.07
American Value
1994 (a)                    10.00       0.06          0.01          0.07        (0.02)        10.05
1995                        10.05       0.21          3.66          3.87        (0.21)        13.71
Global Equity
1994 (a)                    10.00       0.07         (0.10)        (0.03)       (0.03)         9.94
1995                         9.94       0.29          1.05          1.34        (0.29)        10.99
Developing Growth
1994 (a)                    10.00       0.08          0.08          0.16        (0.03)        10.13
1995                        10.13       0.24          4.88          5.12        (0.25)        15.00
Emerging Markets
1994 (a)                    10.00       0.06         --             0.06        (0.02)        10.04
1995                        10.04       0.29         (0.33)        (0.04)       (0.31)         9.69

------------
 (a) For the period November 9, 1994 (commencement of operations) through December 31, 1994. The per share amounts reported are not necessarily consistent with the corresponding amounts reported on the Statement of Operations due to the fluctuations in capital stock activity during the period.
 *   After application of the Fund's expense limitation.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                  RATIOS TO                RATIOS TO
                                                             AVERAGE NET ASSETS       AVERAGE NET ASSETS
                                                            (BEFORE EXPENSES WERE    (AFTER EXPENSES WERE
                                                                  ASSUMED)*                ASSUMED)
                                                           -----------------------  -----------------------
                                 TOTAL       NET ASSETS                    NET                      NET      PORTFOLIO
                               INVESTMENT      END OF                   INVESTMENT               INVESTMENT  TURNOVER
                                 RETURN    PERIOD (000'S)   EXPENSES      INCOME     EXPENSES      INCOME      RATE
                               ----------  --------------  -----------  ----------  -----------  ----------  ---------
Money Market
1994 (a)                          0.76 %(1     $1,234         2.50%(2)     3.33 %(2   --  %        5.83%(2)     N/A%(1)
1995                              6.10         42,089         0.81         5.11       --           5.92         N/A
North American Government Securities
1994 (a)                          0.61(1)         122         2.50(2)      1.78(2)    --           4.28(2)     --  (1)
1995                              6.40          1,288         2.50         3.24       --           5.74          18
Diversified Income
1994 (a)                          0.76(1)         402         2.50(2)      3.08(2)    --           5.58(2)     --  (1)
1995                              6.96          8,972         1.33         5.95       --           7.28          33
Balanced
1994 (a)                          0.60(1)         796         2.50(2)      2.90(2)    --           5.40(2)     --  (1)
1995                             22.86         16,311         1.39         2.45       --           3.84          99
Utilities
1994 (a)                          0.65(1)         498         2.50(2)      2.79(2)    --           5.29(2)     --  (1)
1995                             28.05         17,959         1.43         3.01       --           4.44           3
Dividend Growth
1994 (a)                         (0.05) (1)      1,378        2.50(2)      3.28(2)    --           5.78(2)     --  (1)
1995                             40.13         78,694         0.83         2.80       --           3.63           4
Value-Added Market
1994 (a)                         (0.76) (1)        349        2.50(2)      1.25(2)    --           3.75(2)     --  (1)
1995                             27.14         23,970         1.46         1.64       --           3.10           4
Core Equity
1994 (a)                          0.67(1)         316         2.50(2)      2.32(2)    --           4.82(2)     --  (1)
1995                             13.29          3,956         2.50        (0.64)      --           1.86          39
American Value
1994 (a)                          0.69(1)         823         2.50(2)      1.60(2)    --           4.10(2)       10(1)
1995                             38.95         38,235         0.96         1.11       --           2.07         174
Global Equity
1994 (a)                         (0.30) (1)      1,194        2.50(2)      2.20(2)    --           4.70(2)     --  (1)
1995                             13.76         17,074         1.69         1.09       --           2.78          74
Developing Growth
1994 (a)                          1.58(1)         380         2.50(2)      2.31(2)    --           4.81(2)        3(1)
1995                             51.26         17,412         1.24         0.86       --           2.10          80
Emerging Markets
1994 (a)                          0.57(1)         448         2.50(2)      2.22(2)    --           4.72(2)     --  (1)
1995                             (0.57)         4,092         2.50         0.18       --           2.68          36

REPORT OF INDEPENDENT ACCOUNTANTS
        ----------------------------------------------------------------
To the Shareholders and Trustees of Dean Witter Select Dimensions Investment Series

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Core Equity Portfolio, the American Value Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio and the Emerging Markets Portfolio (constituting Dean Witter Select Dimensions Investment Series, hereafter referred to as the "Fund") at December 31, 1995, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the year then ended and for the period November 9, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management: our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 1996

                                    TRUSTEES
             ------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo                    Paul Kolton
              Edwin J. Garn                       Michael E. Nugent
              John R. Haire                       Philip J. Purcell
                                                  John L. Schroeder

                                    OFFICERS
             ------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                 Sheldon Curtis
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

               TRANSFER AGENT                             INDEPENDENT ACCOUNTANTS
 -------------------------------------------    -------------------------------------------
          Dean Witter Trust Company                        Price Waterhouse LLP
   Harborside Financial Center--Plaza Two               1177 Avenue of the Americas
        Jersey City, New Jersey 07311                    New York, New York 10036

                               INVESTMENT MANAGER
             ------------------------------------------------------
                         Dean Witter InterCapital Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  SUB-ADVISER
                North American Government Securities Portfolio,
    Balanced Portfolio, Core Equity Portfolio and Emerging Markets Portfolio
             ------------------------------------------------------
                           TCW Funds Management, Inc.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                       SELECT
                         DIMENSIONS








         DEAN WITTER
         SELECT DIMENSIONS
         INVESTMENT SERIES

         ANNUAL REPORT
         December 31, 1995


         [Dean Witter Logo]



ITT Hartford
Individual Annuity Operations
P.O. Box 5085
Hartford, CT 06102-5085

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
                            AMERICAN VALUE PORTFOLIO

                                GROWTH OF $10,000

            DATE                  TOTAL                        S&P 500

     November  9, 1994           $10,000                       $10,000
     December 31, 1994           $10,069                       $ 9,916
     December 31, 1995           $13,991 (3)                   $13,641

                           AVERAGE ANNUAL TOTAL RETURN
                     ONE YEAR          LIFE OF FUND

                     38.95 (1)           34.20 (1)


                   ________Fund  ________S&P 500 IX (2)


Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
                               BALANCED PORTFOLIO

                                GROWTH OF $10,000

      DATE                TOTAL              S&P 500      LEHMAN (AG) IX

November  9, 1994        $10,000             $10,000        $10,000
December 31, 1994        $10,060             $ 9,916        $10,069
December 31, 1995        $12,359 (3)         $13,641        $11,929

                           AVERAGE ANNUAL TOTAL RETURN
                     ONE YEAR                         LIFE OF FUND

                     22.86 (1)                          20.39 (1)



        ________Fund    ________S&P 500 IX (2)    ________LEHMAN (AG)(3)

Past performance is not predictive of future returns.
                 ________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
                              CORE EQUITY PORTFOLIO

                                GROWTH OF $10,000

      DATE                      TOTAL                  S&P 500

November  9, 1994             $10,000                  $10,000
December 31, 1994             $10,067                  $ 9,916
December 31, 1995             $11,405 (3)              $13,641

                           AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR     LIFE OF FUND

                           13.29 (1)        12.20 (1)


                    ________Fund      ________S&P 500 IX (2)


Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
                           DEVELOPING GROWTH PORTFOLIO

                                GROWTH OF $10,000

     DATE                       TOTAL                  S&P 500

November  9, 1994             $10,000                  $10,000
December 31, 1994             $10,158                  $ 9,916
December 31, 1995             $15,365 (3)              $13,641

                           AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR     LIFE OF FUND

                            51.26 (1)      45.68 (1)


                     ________Fund    ________S&P 500 IX (2)


Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
                          DIVERSIFIED INCOME PORTFOLIO

                                GROWTH OF $10,000

      DATE                     TOTAL                    LEHMAN

November  9, 1994             $10,000                  $10,000
December 31, 1994             $10,076                  $10,035
December 31, 1995             $10,777 (3)              $11,574

                           AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR     LIFE OF FUND

                             6.96(1)       6.78 (1)


                      ________FUND    ________LEHMAN IX (2)

Past performance is not predictive of future returns.

________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index tracks the performance of government and corporate bonds, including U.S. Government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. Unlike the fund, the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
                            DIVIDEND GROWTH PORTFOLIO

                                GROWTH OF $10,000

     DATE                       TOTAL                  S&P 500

November  9, 1994             $10,000                  $10,000
December 31, 1994             $ 9,995                  $ 9,916
December 31, 1995             $14,005 (3)              $13,641

                           AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR     LIFE OF FUND

                            40.13 (1)      34.32 (1)


                     ________Fund    ________S&P 500 IX (2)

Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
                           EMERGING MARKETS PORTFOLIO

                                GROWTH OF $10,000

     DATE                       TOTAL             IFCI IX

November  9, 1994             $10,000             $10,000
December 31, 1994             $10,057             $ 8,740
December 31, 1995             $10,000 (3)         $ 8,004

                           AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR     LIFE OF FUND

                            -0.57 (1)       0.00 (1)


                       ________Fund    ________IFCI IX (2)

Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The International Finance Corporation's Investable Emerging Markets Total Return Index (IFCI) is designed to measure more precisely the returns foreign portfolio investors might receive from investing in baskets of stocks that were legally and practically available to them in the emerging markets of Latin America, East Asia, South Asia, Europe, the Mideast and Africa. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
                             GLOBAL EQUITY PORTFOLIO

                                GROWTH OF $10,000

      DATE                      TOTAL               MSCI WORLD IX

November  9, 1994             $10,000                  $10,000
December 31, 1994             $ 9,970                  $ 9,840
December 31, 1995             $11,342 (3)              $11,681

                           AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR     LIFE OF FUND

                            13.76 (1)      11.66 (1)


                   ________Fund     ________MSCI WORLD IX (2)


Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends.
     The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
                 NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

                                GROWTH OF $10,000

     DATE                      TOTAL                    LEHMAN

November  9, 1994             $10,000                  $10,000
December 31, 1994             $10,061                  $10,022
December 31, 1995             $10,705 (3)              $11,291

                           AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR     LIFE OF FUND

                            6.40 (1)       6.15 (1)


                     ________FUND     ________LEHMAN IX (2)

Past performance is not predictive of future returns.
_______________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Lehman Brothers Short (1-5) U.S. Government Index measures the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to five years. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
                               UTILITIES PORTFOLIO

                                GROWTH OF $10,000

      DATE                      TOTAL                  S&P 500

November  9, 1994             $10,000                  $10,000
December 31, 1994             $10,065                  $ 9,916
December 31, 1995             $12,888 (3)              $13,641

                           AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR     LIFE OF FUND

                            28.05 (1)      24.89 (1)


                    ________Fund      ________S&P 500 IX (2)


Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
               VALUE-ADDED PORTFOLIO

                         GROWTH OF $10,000

     DATE                TOTAL          S&P 500

November  9, 1994       $10,000       $10,000
December 31, 1994       $ 9,924       $ 9,916
December 31, 1995       $12,617 (3)   $13,641

                         AVERAGE ANNUAL TOTAL RETURN
                         ONE YEAR     LIFE OF FUND

                         27.14 (1)   22.58 (1)

                  ____ Fund    _____ S&P 500 IX (2)

Past performance is not predictive of future returns.
__________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.